                                                                   EXHIBIT 10.13


              AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES,

           Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE


     Certain material has been omitted from this exhibit pursuant to a confidential treatment request. The omitted material is indicated by one or more ***. This material has been filed separately with the Securities and Exchange Commission.

                               TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----
I.   DEFINITIONS.........................................................................................1

II.  SCOPE OF SERVICES..................................................................................12

III. BILLING AND PAYMENT ARRANGEMENTS...................................................................16

IV.  CONFIDENTIAL INFORMATION; REPRESENTATIONS AND
WARRANTIES..............................................................................................23

V.   LICENSES; INTELLECTUAL PROPERTY RIGHTS;
PROFESSIONAL SERVICES; AND INFRINGEMENT INDEMNITY.......................................................32

VI.  EQUITY PROVISION...................................................................................47

VII. GENERAL PROVISIONS.................................................................................47

         THIS AGREEMENT, dated as of March 20, 2002 (the "Effective Date"), is between Z-Tel Communications, Inc. ("Z-Tel"), a Delaware corporation having its principal place of business at 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602, and MCI WORLDCOM Communications, Inc. ("MCI"), a Delaware corporation with offices at 701 South 12th Street, Arlington, Virginia, 22202 (collectively, the "Parties" or individually, a "Party").

                                    PREAMBLE

         Z-Tel and MCI are both competitive local exchange carriers. Z-Tel provides bundled packages of local and long distance Telecommunications Services and Information Services, primarily to residences and small businesses. It provides its local exchange services using the unbundled network elements of Incumbent Local Exchange Carriers pursuant to Interconnection Agreements and ILEC tariffs. This Agreement sets forth the terms and conditions under which Z-Tel will provide to MCI: (i) certain Z-Tel Telephone Exchange Services for resale to MCI's own end user customers; (ii) certain enhanced services for resale to MCI's own end user customers; (iii) licenses to certain computer software and other intellectual property; and (iv) certain ancillary services and functions for MCI's own use and the use of certain other parties in providing certain Telephone Exchange Services and certain enhanced services to MCI's end user customers.

         NOW THEREFORE, in reliance upon the foregoing Preamble, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Party to the other, Z-Tel and MCI agree to the following terms and conditions.

                                 I. DEFINITIONS

         The following terms shall where capitalized have the following meanings for the purposes of this Agreement:

AFFILIATE - The term "Affiliate" means an entity that (directly or indirectly) owns or controls, is owned or controlled by, or is under common ownership or control with, a Party to this Agreement. For purposes of this Agreement, the term `own' means to own an equity interest (or the equivalent thereof) of more than *********** of an entity.

ANCILLARY SERVICE - The term "Ancillary Service" means any facility or service that is not a Telecommunications Service or an Information Service and that is reasonably necessary or desirable to support delivery by MCI of LW-Based Services, Z-Line Enhanced Services or Z-Node Services or any other Services hereunder directly or indirectly to its end user customers, including without limitation the OSS Services, compliance with subpoenas or other requests of law enforcement, and any Professional Services.

ANI - The term "ANI" means Automatic Number Identification, which is the automatic identification of the calling station used for routing and billing.

AUTHORIZED USER - The term "Authorized User" means MCI and MCI's Affiliates, as well as any person or entity directly or indirectly authorized by MCI or its Affiliates, including without limitation their respective agents (including marketing agents), independent contractors, and end user customers and their affiliates at any tier provided, however, that the term does not include any unaffiliated Certificated Carrier.

AUTOMATIC RESTRAINT - The term "Automatic Restraint" means a program, code, device or similar electronic or physical limitation, the intended purpose of which is to restrict use of information, or use, functionality or performance of a Z-Tel Deliverable.

BANKRUPTCY or BANKRUPT - The term "Bankruptcy" or "Bankrupt" means the happening of any of the following events with respect to a Party to this
Agreement: (i) the filing of an application for, or a consent to, the appointment of a trustee, receiver or liquidator for all or any substantial portion of the Party's assets; (ii) the filing of a voluntary petition in bankruptcy; (iii) the filing of a pleading in any court of record admitting inability to pay debts as they come due; (iv) the making of an assignment for the benefit of creditors; (v) the consenting to, or default in the answering of, a bankruptcy petition filed; (vi) the entry of a judgment or decree in any bankruptcy or insolvency proceeding adjudicating bankruptcy or insolvency;
(vii) the entry of an order for any relief in any bankruptcy or insolvency proceeding; (viii) when 120 days after the commencement of any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law or regulation, the proceeding has not been dismissed; or (ix) when 90 days after the appointment, without the Party's consent or acquiescence, of a trustee, receiver or liquidator of the Party or all or any substantial portion of the Party's assets, the appointment has not been vacated or stayed or when 90 days after the stay the appointment has not been vacated.

BILLING - "Billing" is the process of maintaining customer usage information, calculating taxes and fees, preparing and delivering customer invoices, printing additional invoices for past due accounts, taking actions to terminate delinquent accounts and engaging in precautionary activities to detect and prevent fraud (such detection and prevention of fraud to be governed by Section
7.7 hereof). Z-Tel's billing services may be described in greater detail in the Requirements Statement. Notwithstanding any other provision of this Agreement, Billing shall not include the establishment of rates charged to end users or the determination of fees required to be paid to applicable state and federal regulatory agencies, such rates and such fees to be determined by MCI in its sole discretion.

BILLING DISPUTE. The term "Billing Dispute" means any claim on any basis that any dollar amount in any bill issued by one Party to the other for services performed under this Agreement is not rightly due and payable.

CATEGORY 1 SOFTWARE - The term "Category 1 Software" means ***********.

CATEGORY 2 SOFTWARE - The term "Category 2 Software" means ***********.

CATEGORY 3 SOFTWARE - The term "Category 3 Software" means ***********.

CATEGORY 4 SOFTWARE - The term "Category 4 Software" means ***********

CERTIFICATED CARRIER - The term "Certificated Carrier" means an entity providing a Telecommunications Service pursuant to an authorization, license, registration, permit, or tariff issued by or filed with the Federal Communications Commission or any state public utility commission.

CLLI - The term "CLLI" means Common Language Location Identifier.

COLLECTIONS - Collections is the process of collecting and processing payments, ******** and other amounts due from end-user customers, ********. Collections may involve Services provided by Z-Tel, MCI Functions, or a combination of both. Responsibility for collection services may be described in greater detail in the Requirements Statement.

COMMUNICATIONS ACT - The term "Communications Act" means the Communications Act of 1934, as amended, 47 U.S.C. ss. 151 et seq.

CPNI - The term "CPNI" or customer proprietary network information has the meaning set forth in Section 222 of the Communications Act, 47 U.S.C. ss. 222.

CONFIDENTIAL INFORMATION - The term "Confidential Information" means information, including customer information, CPNI, and Z-Tel Technology, whether disclosed in written or other tangible form (including on magnetic media) or by oral, visual or other means, that is transmitted or otherwise provided by or on behalf of either Party (the "Discloser") to the other Party (the "Recipient"), or as to which a Recipient otherwise gains access, in the course of or incidental to the performance of this Agreement, and that should reasonably have been understood by the Recipient because of legends or other markings, the circumstances of disclosure or the nature of the information itself, to be proprietary and confidential to the Discloser, an Affiliate of the Discloser or to third parties.

DATE DATA - The term "Date Data" means date data or date dependent data, including without limitation data reflecting values for past or future dates within the range of January 1, 1990 through December 31, 2030.

DIRECT COSTS - The term "Direct Costs" means ********.

DOCUMENTATION - The term "Documentation" means all or any portion of any materials in written or other tangible form (including on magnetic media) including without limitation the following: User Documentation, Source Code, system summaries, system design, flow charts, functional or technical specifications, logical models, architectures, plans, instructional training course materials, other supporting or programming materials, and any deliverables as identified in, or otherwise delivered pursuant to, any Statements of Work, and the Specifications..

ELECTRONIC SELF-HELP - The term "Electronic Self-Help" means the use of electronic means to enforce a remedy for breach of this Agreement, including but not limited to means that: (i) retrieve or delete copies of Z-Tel Deliverables; (ii) prevent or restrict use, performance or functionality of Z-Tel Deliverables; or (iii) discontinue access to Z-Tel Deliverables.

EXISTING MCI LOCAL STATES - The term "Existing MCI Local States" means
********.

ILEC FEES - The term "ILEC Fees" means ********.

INCUMBENT LOCAL EXCHANGE CARRIER (ILEC) - The term "Incumbent Local Exchange Carrier" or "ILEC" means, with respect to an area, the local exchange carrier that (A) on the date of enactment of the Telecommunications Act of 1996, provided telephone exchange service in such area; and (B)(i) on such date of enactment, was deemed to be a member of the exchange carrier association pursuant to Section 69.601(b) of the Federal Communication Commission's regulations (47 C.F.R. ss. 69.601(b)); or (ii) is a person or entity that, on or after such date of enactment, became a successor or assign of a member described in clause (i). References in this Agreement to ILECs do not include affiliates of RBOCs that provide interexchange services pursuant to Sections 271 and 272 of the Communications Act.

INFORMATION SERVICE - The term "Information Service" shall have the meaning set forth in Section 3(20) of the Communications Act.

INTELLECTUAL PROPERTY RIGHTS - The term "Intellectual Property Rights" means all rights in inventions, patents (including petty patents), utility models, trade marks, service marks, trade names, rights in designs, copyrights of any kind, rights in know-how, moral rights, rights in confidential information, industrial secrets and trade secrets, rights in databases, compilation rights and topography rights and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of these which may subsist anywhere in the world (whether or not any of these is issued or pending, registered or unregistered, and including, without limitation, application for registration of any such thing and rights to apply therefore).

INTERCONNECTION AGREEMENT - The term "Interconnection Agreement" means a contract (as it may be amended from time to time) by and between Z-Tel and an ILEC pursuant to which the ILEC, among other things, agrees to sell and provide to Z-Tel interconnection, unbundled access to network elements and other services and functions for Z-Tel's use in providing its services.

LAW - The term "Law" means any code, law, ordinance, regulation, reporting or licensing requirement, rule or statute (as such may be amended from time to time) applicable to an individual, entity or association or to an individual's, entity's or association's assets, properties, liabilities or business, including those promulgated, interpreted or enforced by any regulatory authority, including any judicial or regulatory interpretation of any of the same and including the common law.

LOA - The term "LOA" or Letter of Authorization means a subscriber carrier selection authorization and verification that conforms with applicable law.

LOCAL WHOLESALE SERVICES - The term "Local Wholesale Services" means Telephone Exchange Service provided by Z-Tel to other carriers for resale to end user customers and other Telecommunications Services provided by Z-Tel to other carriers ********.

LW-BASED SERVICES - The term "LW-Based Services" means retail
Telecommunications Services provided to end user customers by MCI and other carriers that are based upon the Local Wholesale Services.

MCI FUNCTION - The term "MCI Function" means any Ancillary Service that (i) MCI has undertaken to perform, or agreed to undertake to perform, for itself pursuant to the Requirements Statement attached hereto as Exhibit 1, or (ii) MCI has undertaken to have a third-party other than Z-Tel perform, or agreed to have a third-party other than Z-Tel undertake to perform, for MCI pursuant to the Requirements Statement. For the avoidance of doubt, MCI Function shall not include end-user Billing services.

MCI INDEMNITEES - The term "MCI Indemnitees" means collectively, MCI and its Affiliates, and its and their respective directors, officers, employees, agents, and distributors pursuant to this Agreement.

MCI MARKS - The term "MCI Marks" means any trademark, service mark, trade name or other similar designation that may be used from time to time by MCI to identify its commercially available products and services.

MEMBER-TO-MEMBER BILLING - The term "Member-to-Member Billing" means ********.

OBJECT CODE - The term "Object Code" means the instructions for a computer assembled or compiled in electronic binary form on software media that are readable and usable by machines but not generally by humans without reverse assembly, reverse compiling, or reverse engineering.

OSS PLATFORM -- The term "OSS Platform" means, collectively, all of the Software, hardware, systems, services, Documentation and other facilities, information and materials used by or on behalf of Z-Tel ******** from time to time during the term of this Agreement and any transition period, ********, to provide the OSS services hereunder.

OSS SERVICES - The term "OSS Services" means, collectively, the OSS Platform and all of the so-called operations support system functionalities, ******** reasonably necessary or desirable to directly or indirectly support delivery by MCI and its Affiliates of LW-Based Services, Z-Line Enhanced Services, Z-Node Services or any other Services to their respective end-user customers,
********.

PRIMARY Z-TEL TRIGGERING EVENT - the term "Primary Z-Tel Triggering Event" means the occurrence of any of the following as to or in regard to Z-Tel and/or any of its Affiliates engaged in the performance of this Agreement except as may be caused by MCI's failure to ******** or any undisputed amounts due pursuant to this Agreement: (i) Z-Tel ceases ongoing business operations or (ii) Z-Tel becomes Bankrupt or insolvent, makes a general assignment for the benefit of creditors, has a receiver appointed for its assets, or an order is made for its winding-up.

PROFESSIONAL SERVICES - The term "Professional Services" means all of those implementation, configuration, software development and modification, and other similar tasks, performances, and services along with any resulting Work Product that the Parties may agree will be provided by Z-Tel and any Z-Tel Personnel to MCI under this Agreement, are designated as such in a Statement of Work, and as to which MCI, whether directly through payment against Z-Tel invoices, indirectly through reimbursement for Direct Costs pursuant to Section 3.1.4 of this Agreement, or in any other fashion, pays or otherwise reimburses Z-Tel for the cost of such Professional Services. For the avoidance of doubt, a service performed by Z-Tel for MCI shall be a Professional Service only if designated as such in a Statement of Work.

REGIONAL BELL OPERATING COMPANY - The term "Regional Bell Operating Company" means (A) any of the following companies: Bell Telephone Company of Nevada, Illinois Bell Telephone Company, Indiana Bell Telephone Company, Incorporated, Michigan Bell Telephone Company, New England Telephone and Telegraph Company, New Jersey Bell Telephone Company, New York Telephone Company, U S West Communications Company, South Central Bell Telephone Company, Southern Bell Telephone and Telegraph Company, Southwestern Bell Telephone Company, The Bell Telephone Company of Pennsylvania, The Chesapeake and Potomac Telephone Company, The Chesapeake and Potomac Telephone Company of Maryland, The Chesapeake and Potomac Telephone Company of Virginia, The Chesapeake and Potomac Telephone Company of West Virginia, The Diamond State Telephone Company, The Ohio Bell Telephone Company, The Pacific Telephone and Telegraph Company, or Wisconsin Telephone Company; and (B) includes any successor or assign of any such company that provides wireline telephone exchange service; but (C) does not include an affiliate of any such company, other than an affiliate described in subparagraph (A) or (B).

REGULATORY AUTHORITY - The term "Regulatory Authority" means, as to any subject matter or individual, association or entity, any court, any governmental, regulatory or administrative agency, any commission, authority or instrumentality or any other public body, domestic or foreign, having jurisdiction over such subject matter or person.

SECONDARY Z-TEL TRIGGERING EVENT - the term "Secondary Z-Tel Triggering Event" means the occurrence of any of the following as to or in regard to Z-Tel and/or any of its Affiliates engaged in the performance of this Agreement: (i) except as may be caused by MCI's failure to ******** or any undisputed amounts due pursuant to this Agreement, there is a material adverse change in Z-Tel's financial condition, including but not limited to (a) a material failure to meet debt covenants which failure is being enforced by the relevant lender or (b) a default in connection with a failure to make preferred dividend payments; (ii) Z-Tel's uncured failure to meet the material terms of any SLAs jointly designated as "Triggering Event SLAs," subject to the limitation of Section
7.2.2.1 of this Agreement; (iii) there is a change of control of Z-Tel; (iv) ********; (v) MCI terminates this Agreement with cause; or (vi) either Party terminates this Agreement without cause pursuant to Section 7.2.1.

SERVICES - The term "Services" means, collectively, the Local Wholesale Services, Z-Node Services, Z-Line Enhanced Services, Ancillary Services and any other services provided or otherwise made available by Z-Tel to MCI pursuant to this Agreement for any purpose.

SLA - The term "SLA" means service level agreement.

SOFTWARE - The term "Software" means the instructions for a computer, in Source Code and Object Code forms, together with all related User Documentation, as well as all corrections, improvements, updates, versions, releases and other modifications to any of the foregoing, in whatever form or media, including the tangible media upon which the foregoing are recorded or printed.

SOFTWARE ENHANCEMENTS- The term "Software Enhancements" means any corrections, improvements, updates, versions, releases and other modifications to Software.

SOURCE CODE - The term "Source Code" means the underlying instructions for a computer written in programming languages, including all embedded comments, as well as procedural code such as job control language statements, in a form readable by human beings when displayed on a monitor or printed on paper, etc. and that must be translated using software compilers, linkers, assemblers or other means into a form that is directly executable by a computer by a process generally known as compiling or assembly, along with any related Documentation, including without limitation annotations, flow charts, schematics, statements of principles of operations, software summaries, software design, program logic, program listings, functional specifications, logical models and architecture standards, describing the data flows, data structures, and control logic of the software.

SPECIFICATIONS - The term "Specifications" means the User Documentation, technical and functional specifications and Z-Tel sales literature for the Services, and any other documentation that Z-Tel makes generally available or has otherwise provided to MCI or an MCI Affiliate, or any Requirements Statement or any other attachment, exhibit or other portion of this Agreement, specifically describing the features, functions, performance and/or other attributes of the Services or any part of the Services, including any Z-Tel Off Premises Software.

STATEMENT OF WORK OR SOW - The term "Statement of Work" or "SOW" means a written document, generally in a form to be agreed upon by the Parties, which is executed by the Parties and which sets forth the additional terms and conditions governing specific Services, together with all modifications and supplements thereto, and which, upon such execution, shall become a part of this Agreement.

TECHNOLOGY ESCROW AGENT - The term "Technology Escrow Agent" has the meaning set forth in Section 5.3.1.

TECHNOLOGY ESCROW AGREEMENT - The term "Technology Escrow Agreement" has the meaning set forth in Section 5.3.1.

TECHNOLOGY ESCROW MATERIALS - The term "Technology Escrow Materials" means copies of all of the then-existing Z-Tel Technology, along with any other documentation or materials as agreed by the Parties.

TELECOMMUNICATIONS - The term "Telecommunications" has the meaning set forth in
Section 3(43) of the Communications Act.

TELECOMMUNICATIONS SERVICES - The term "Telecommunications Services" has the meaning set forth in Section 3(46) of the Communications Act.

TELEPHONE EXCHANGE SERVICE - The term "Telephone Exchange Service" has the meaning set forth in Section 3(47) of the Communications Act.

USER DOCUMENTATION - The term "User Documentation" means as to Software any user guides, manuals, operator guides, installation guides, technical reference manuals, data dictionaries and other similar materials which explain the operation and/or use thereof and are ********.

WORK PRODUCT - The term "Work Product" means Software code written, created, conceived, made or discovered by Z-Tel or any Z-Tel Personnel specifically for MCI in the course of performing any Professional Services pursuant to this Agreement, which (i) with respect to Professional Services resulting in Work Product rendered on or after the date hereof, is jointly designated by the Parties as such in advance, the cost of which is borne entirely by MCI; and
(ii) with respect to Professional Services resulting in Work Product written, created, conceived, made, or discovered before the date hereof, is set forth on
Exhibit 2 hereto.

Z-LINE ENHANCED SERVICES. The term "Z-Line Enhanced Services" means the Z-Line Platform and all services using the Z-Line Platform for which MCI bills its customers (other than the first voice mailbox and related Z-Node Services per each MCI end-user customer regardless of whether such customer is served via LW-Based Services). The term "Z-Line Enhanced Service" includes ******** but does not encompass travel-card usage, which is not provided to MCI by Z-Tel under this Agreement.

Z-LINE PLATFORM - The term "Z-Line Platform" means, collectively, all of the Software, hardware, systems, services, Documentation and other facilities, information and materials used by or on behalf of Z-Tel or any third party from time to time during the term of this Agreement and any transition period, and whether licensed, leased, rented or otherwise provided to, owned by, or otherwise under the control of, Z-Tel or any such third party, to provide the Z-Line Enhanced Services and/or Z-Node Services hereunder.

Z-NODE SERVICES - The term "Z-Node Services" means the Z-Line Platform and any proprietary Z-Tel Information Service provided as a vertical feature through the Z-Line Platform. Z-Node Services may include Voice Mail, Find Me, Address Book, On-Line Account Maintenance, Notify Me, Communities, e-mail and e-fax, Web Access and

Personal Digital Assistant Access. The term "Z-Node Services" does not include
********.

Z-NODE SERVICES FEES - The term "Z-Node Services Fees" means those fees provided under Section 3.1.3 of this Agreement.

Z-TEL OFF-PREMISES SOFTWARE - The term "Z-TEL Off-Premises Software" means any Z-Tel Proprietary Software or ******** the Parties reasonably agree to be reasonably necessary or reasonably useful to be deployed by or through MCI or another Authorized User other than on the premises of Z-Tel in order to facilitate access to and/or use of the OSS Services, Z-Node Services, Z-Line Enhanced Services or any other Services, including without limitation such Software that is specified from time to time on Exhibit 3 ("Z-Tel Off-Premises Software") attached hereto or that is otherwise provided by Z-Tel to MCI or others for such purposes from time to time hereunder.

Z-TEL DELIVERABLES - The term "Z-Tel Deliverables" means the Services, Z-Tel Technology, Work Product, Z-Tel Proprietary Software, Z-Tel Third Party Software, Z-Tel Off-Premises Software, license rights granted pursuant to this Agreement and any other materials, services or information provided, licensed or otherwise made available by Z-Tel to MCI or any other Authorized Users pursuant to this Agreement or used by Z-Tel each in order to provide the Services and otherwise fulfill Z-Tel's obligations hereunder.

Z-TEL PERSONNEL - The term "Z-Tel Personnel" means any and all Z-Tel employees, agents, and independent contractors, at whatever tier, and the employees, agents and independent contractors of any such independent contractors, directly or indirectly supplied or otherwise used by Z-Tel to perform Services for MCI hereunder.

Z-TEL PROPRIETARY SOFTWARE - The term "Z-Tel Proprietary Software" means all Software owned by Z-Tel or any Z-Tel Affiliate, in both Object Code and Source Code forms (unless and to the extent expressly provided to the contrary in a specific provision hereunder), that is used to provide, or used by MCI or other Authorized Users to access and use, any of the Services hereunder; provided, however, that the Z-Tel Proprietary Software shall not include, unless otherwise expressly agreed by the Parties, any proprietary software development tools of Z-Tel and/or its Affiliates used by or on behalf of Z-Tel to provide Professional Services to MCI hereunder.

Z-TEL TECHNOLOGY - The term "Z-Tel Technology" means, collectively, (i) all Category 1 Software (********), and (ii) all configuration, interface, system integration, and other data, information and materials ("Technical Information") owned by Z-Tel necessary to enable MCI (through the use of reasonably trained technicians, and when used in combination with the third-party hardware, Software, information, materials, products and services identified in the Technical Information and procured by MCI), to establish complete, operational systems capable of generating and providing products and services substantially the same as those provided to MCI by Z-Tel pursuant to this Agreement and in compliance with the Specifications and other applicable requirements of this Agreement. ********.

Z-TEL THIRD PARTY SOFTWARE - The term "Z-Tel Third Party Software" means
********.

Z-TELTRIGGERING EVENT - the term "Z-Tel Triggering Event" means either a Primary Z-Tel Triggering Event or a Secondary Z-Tel Triggering Event.

                             II. SCOPE OF SERVICES

A.       LOCAL WHOLESALE SERVICES

2.1 Local Wholesale Services. At the request of MCI, Z-Tel will provide Local Wholesale Services to MCI for MCI's use solely in providing retail Telecommunications Services to MCI's end user customers in accordance with the Requirements Statement, attached as Exhibit 1, which is incorporated herein. Any dispute or disagreement between the Requirements Statement and this Agreement shall be resolved in favor of this Agreement. Z-Tel will provide the Local Wholesale Services to MCI to substantially the same extent and in substantially the same manner as Z-Tel provides retail Telecommunications Services, now or in the future, to its own end user customers, but at a minimum such Services will be provided at a level appropriate for a nationwide common carrier class service provider, as described by the SLAs attached as Exhibit 4 and incorporated herein. MCI may not resell the Local Wholesale Services to any unaffiliated Certificated Carrier.

2.2 Access Fees. As the provider of local switched services, Z-Tel will be entitled to all access fees charged to interexchange carriers in connection with interexchange calls made or received by MCI LW-Based services customers. MCI agrees to pay all undisputed access fees (when MCI is the interexchange carrier using Z-Tel's local switched services) to Z-Tel thirty (30) days from the date of Z-Tel's invoice.

2.3 Listing Information. MCI authorizes Z-Tel to release MCI listing information regarding its end user customers to the ILECs and their publishers for the purposes of publishing directories and providing directory assistance. Z-Tel will not be liable for the content or accuracy of such listing information. MCI represents and warrants to Z-Tel that it has and will continue to comply with all applicable laws relating to this listing information, including but not limited to CPNI and other related rules and regulations. Each of the Parties agrees to indemnify and hold the other Party harmless of any and all liability, costs, fees, fines, assessments, forfeitures, or penalties in the event that the indemnifying party fails to exercise due care with regard to CPNI or subscriber list information, or fails to comply with applicable Law related to CPNI and subscriber list information.

2.4 Subpoenas. MCI authorizes Z-Tel to comply with subpoenas and court ordered requests delivered directly to Z-Tel for detailed call records when the targeted telephone numbers belong to MCI customers. MCI will cooperate with Z-Tel in complying with all such subpoenas and court ordered requests. Z-Tel's compliance with such subpoenas and court ordered requests is an Ancillary Service as described herein, unless such subpoenas or court ordered requests result from Z-Tel's negligent acts, errors, or omissions.

2.5 Lawful Purposes. The Local Wholesale Services are furnished subject to the condition that they are used for lawful purposes. Z-Tel may discontinue any LW-Based service that is being used in violation of law; however, Z-Tel shall bear the expense of any fines, penalties, or damages that result from such discontinuance and notwithstanding any other provision of this Agreement, shall not bill such fines, penalties or damages to MCI.

2.6. Customer Authorization. Neither MCI nor any of its employees, agents, representatives or contractors will access, view, record, or copy any LW-Based customer record without express authorization of the customer or where otherwise permitted by law. MCI will not submit any inquiries, requests or orders for service to Z-Tel without legally adequate authorization and verification of the customer to which such inquiries, requests or orders are connected. MCI will educate and train its employees, agents, representatives and contractors as to the requirements of this Section. MCI agrees to indemnify and hold Z-Tel harmless of any and all liability, costs, fees, fines, assessments, forfeitures, or penalties in the event that MCI fails to exercise due care or fails to comply with applicable Law with regard to customer records or its customer authorization processes, including but not limited to federal or state "slamming" or "cramming" rules or regulations. Z-Tel agrees to indemnify and hold MCI harmless for any and all liability, costs, fees, fines, assessments, forfeitures, or penalties in the event that Z-Tel negligently, recklessly, or willfully fails to comply with applicable Law with regard to customer records or its customer authorization processes, including but not limited to federal or state "slamming" or "cramming" rules or regulations. However, Z-Tel's total annual combined liability for simple negligence pursuant to the preceding sentence plus Sections 3.1.1.1 and 4.2.1 of this Agreement shall not exceed ******** in 2002, ******** per calendar year thereafter.

2.7 Letter of Authorization Requirements. Simultaneously with the execution of this Agreement, MCI shall execute and deliver to Z-Tel a Blanket Letter of Authorization

("LOA") attached hereto as Exhibit 5. In connection with its use of Services provided by Z-Tel under this Agreement, MCI will obtain and maintain valid LOAs or other legally approved methods of authorization from its end user customers. Such LOAs will be in formats that meet ILEC and federal and state regulatory requirements, as applicable. MCI will retain all written LOAs and retain tapes and transcripts or other legally permissible records of all verbal LOAs as prescribed by federal and state law. MCI will deliver copies of any LOAs or a statement regarding the availability or unavailability of such LOAs to Z-Tel, any ILEC or any Regulatory Authority upon request, within the shorter of one calendar week or one day less than the period of time in which the applicable ILEC or Regulatory Authority requires that Z-Tel deliver such LOAs. MCI shall bear the expense of any fines, penalties, or damages that result from its failure to deliver such LOAs. Z-Tel at its option may participate with the ILEC's switchback process or refer such claims to MCI for resolution.

2.8 Changes to Local Wholesale Services; Grandfathering. Provided that MCI has and is continuing to comply with any payment obligations to Z-Tel required by the terms and conditions of this Agreement, Z-Tel will not have the right to grandfather, discontinue or withdraw any of the Local Wholesale Services provided to MCI without MCI's consent, unless Z-Tel is required by applicable Law to grandfather, discontinue or withdraw any of the Local Wholesale Services, in which case Z-Tel will provide advance written notice to MCI as soon as practicable. Except for grandfathering, discontinuation, or withdrawal required by applicable Law for which no consent is required, Z-Tel will provide MCI with reasonable notice of proposed grandfathering, discontinuation, or withdrawing of any of the Local Wholesale Services provided to MCI. MCI's consent to such changes will not be unreasonably withheld, delayed, or conditioned. To the extent permitted by applicable Law, Z-Tel will provide grandfathered Local Wholesale Services to MCI under the same conditions by which Z-Tel grandfathers services to its own end user customers. Among these conditions are that the service: (i) will only be available to a customer that already has the service; (ii) may not be moved to another location; and (iii) will be available only to the extent facilities are available to provide the service. Notwithstanding anything else in this Section 2.8, Z-Tel has the absolute right to modify or reconfigure its method of providing, or network used to provide, the Local Wholesale Services, provided that there is no material diminishment in the quality or increase in the cost of the Local Wholesale Services provided to MCI.

2.9 Promotional Programs Excluded. MCI will not be entitled to participate in any Z-Tel plan, program or promotion under which Z-Tel customers or prospective Z-Tel customers may obtain products or services in return for trying, subscribing to or using any Z-Tel Services, including without limitation any Z-Tel Telecommunications Service.

2.10 PIC Selection. MCI shall be responsible for inputting its customers' choices of pre-subscribed interexchange carriers.


2.11 Service Level Commitments. Z-Tel will provide the Local Wholesale Services in accordance with the SLAs set forth in Exhibit 4.

B.       Z-NODE SERVICES

2.12 Z-Node Services. At the request of MCI, Z-Tel will provide to MCI for MCI's use to serve its LW-Based end-user customers, the Z-Node Services used by Z-Tel as of the date of execution of this Agreement in connection with providing telecommunications services to Z-Tel's own end-user customers. As part of such Z-Node Services, Z-Tel will offer to MCI so that MCI may offer to each MCI end-user customer receiving LW-Based Services one voice mailbox and related Z-Node Services (the "LW-Based Customer Voice Mailbox"). The LW-Based Customer Voice Mailbox ********. In addition, at the request of MCI, Z-Tel will make one voice mailbox available to MCI for any existing or future non-LW-based MCI end-user local customers (the "Non-LW-Based MCI End-User Voice Mailbox."). Each Non-LW-Based MCI End User Voice Mailbox ********. Where Z-Tel provides such other Z-Node Services that MCI may from time to time request, such other Z-Node Services, including additional voice mailboxes (aside from the LW-Based Customer Voice Mailbox or the Non-LW-Based MCI End-User Voice Mailbox), ********. Z-Tel will also provide to MCI, on terms to be agreed upon between the Parties after negotiations, which both Parties agree to pursue in good faith, any Z-Node Services not used as of the date hereof by Z-Tel in connection with providing telecommunications services to its own end-user customers which Z-Tel may develop in the future.

2.13 Toll-Free Access. In the event that MCI uses toll-free numbers in connection with providing access to the Z-Node Services to its end user customers (for example, by providing a toll-free number for Z-Node customers to access voice mail and other services), MCI shall be responsible for (i) assigning such toll-free number and (ii) selecting the interexchange carrier serving such toll-free number.

2.14 Service Level Commitments. Z-Tel will provide the Z-Node Services in accordance with the SLAs set forth in Exhibit 4.

C.       ANCILLARY SERVICES

2.15 Ancillary Services. At the request of MCI, Z-Tel will perform for MCI all ******** and any Ancillary Service, but only to the extent that (i)
Z-Tel uses such Ancillary Service in the ordinary course of providing Telecommunications Services to Z-Tel's own end user customers, (ii) MCI pre-approves the Direct Cost of providing such services, and (iii) such Ancillary Service is not an MCI Function. For the avoidance of doubt, Z-Tel may, but shall have no obligation to, perform any Ancillary Service that is an MCI Function.

                     III. BILLING AND PAYMENT ARRANGEMENTS

3.1      Fees

         3.1.1 Fees for Local Wholesale Services. MCI shall pay Z-Tel a fee for Local Wholesale Services provided under Section 2.1 of this Agreement equal
********.

         ********.

         ********.

********.

         ********.

         3.1.1.4 Least Cost Provisioning. To the extent that Local Wholesale Services can be provided to MCI consistent with the terms of this Agreement and all of its terms, including all SLAs, with no distinction in the quality of LW-Based Services, by means of two or more different provisioning methods, Z-Tel shall use reasonable efforts to provision using the least cost method.

         3.1.2    Software Licensing Fees and Line Fees

                  3.1.2.1 Software Licensing Fees. As compensation for the Use License (as defined in Section 5.1), Off-Premises Software License, and Technology License granted in Section 5 hereof, MCI will pay to Z-Tel fees in the amount of ********, per month ("Software Licensing Fees"). These
Software Licensing Fees will be paid for all of MCI's end user customer lines, including residential and small business lines, provisioned to use MCI's LW-Based Services and active for at least 14 days during a month, or being provided any service by MCI or its Affiliates that uses the Use License (as defined in Section 5.1), Off-Premises Software License, or Technology License, including the Z-Node Services, for at least 14 days during a month. Notwithstanding the foregoing, the Software License Fees will not apply to residential end-user customer lines in the Existing MCI Local States. During the first contract year of this Agreement the Software Licensing Fees payments will not exceed $24 million. To the extent Software Licensing Fees calculated as set forth above would exceed $24 million during the first contract year of this Agreement such excess amounts will be carried forward to the following year and paid in 12 equal monthly installments. The cumulative Software Licensing Fees incurred by MCI and paid to Z-Tel by the date this Agreement terminates shall in no event be greater than $50 million.

                  3.1.2.2 Line Fees. In addition to the Software Licensing Fees, MCI will pay to Z-Tel fees in the amount of ******** per month for ********, ******** per month ********, and ******** per month for any additional lines ("Line Fees"). These Line Fees will be paid for all of MCI's end user customer lines, including residential and small business lines, provisioned to use MCI's LW-Based services and active for at least 14 days during a month, or being provided any service by MCI or its Affiliates that uses the Use License (as defined in Section 5.1), Off-Premises Software License, or Technology License, including the Z-Node Services. Unlike the Software Licensing Fees, the Line Fees will apply to all such lines regardless of location. For the avoidance of doubt, this Section does not survive termination of this Agreement other than during Z-Tel's performance under Section 7.2.3 of this Agreement, and, notwithstanding any other provision of this Agreement, Z-Tel shall have no obligation to provide any maintenance or support for any Z-Tel Technology or other Software provided under this Agreement after termination of this Agreement, other than as may be required under Section 7.2.3 of this Agreement.

                  3.1.2.3 Minimum and Maximum Software Licensing Fees and Line Fees. Beginning on the later of March 1, 2002 or the first day of the first calendar month after the date of this Agreement, the total amount to be paid by MCI to Z-Tel for Software Licensing Fees plus Line Fees will be not less than $1.5 million per month. This provision will expire once total Software Licensing Fees reach the $50 million maximum provided in Section 3.1.2.1. Any "gross-up" amount added to reach the $1.5 million monthly minimum (that is, the amount by which the minimum fees exceed the calculated fees) will be treated as a prepayment against future monthly Software Licensing Fees and will thus count toward the $50 million maximum Software Licensing Fees. To the extent that the Software License Fees and Line Fees do not exceed the $1.5 million minimum, Z-Tel still shall inform MCI of the amount of the $1.5 million attributable to Software Licensing Fees and Line Fees.

         3.1.3 Z-Node Services Fee. MCI shall pay Z-Tel a fee equal to the number of minutes MCI customers are connected to the Z-Line Platform multiplied by the Rate per Minute as shown on the following table:

         Minutes per Month                  Rate per Minute
         -----------------                  ---------------

         First ******** million             ********
         Next ******** million              ********
         Additional minutes                 ********

********.

         3.1.4 Ancillary Services Fee. MCI shall pay to Z-Tel a fee equal to the ********.

         3.1.5 Revenue Sharing For Z-Line Enhanced Services. In addition to the other fees provided in this Agreement, MCI will pay to Z-Tel ******** of the ******** for any Z-Line Enhanced Services, payable forty-five (45) days in arrears of billing. For this purpose ********. The Parties shall provide each other with the necessary reports to determine such ********, and MCI will then provide to Z-Tel either a monthly accounting of such ******** along with the appropriate payments or a certification that ********. Notwithstanding any other provision of this Agreement, MCI may not use the Z-Line Platform for travel-card usage; however, the Parties agree to conduct technical evaluations and good-faith negotiations on this subject in the future. Notwithstanding any other provision of this Agreement, revenue MCI obtains from its end-user customers solely as non-usage-based fees for ******** shall be excluded from the calculation of gross revenue under this Section 3.1.5, as well as any ******** expenses.

3.2      Billing.

         3.2.1 Billing Periods for Z-Tel's Bills to MCI. Excepting ******** and unless otherwise stated herein, Z-Tel will calculate and bill all fees provided under this Agreement on a monthly basis. Each monthly billing period shall run from the 1st of a calendar month to the last day of that calendar month.

         3.2.2    ********.

                  3.2.2.1 No Withholding of ******** Fees. MCI shall not withhold, in whole or in part, payment of any bill for ******** Fees for any reason, and MCI hereby expressly waives any right it may otherwise have to do so. MCI may raise any challenge to any bill for MCI ******** Fees as a Billing Dispute. MCI's obligation not to withhold payment of any bill for MCI ******** Fees is a material term of this contract, the breach of which is likewise material.

                  3.2.2.2 Suspension of Service if ******** Fees are Withheld. If MCI fails, for any reason, to pay the full amount of any bill for MCI ******** Fees when due, Z-Tel's duty to perform its obligations under this Agreement shall be suspended until one (1) business day after it receives the invoiced MCI ******** Fees. Z-Tel's right to suspend service under this Section
3.2.2.2 shall be in addition to and not in lieu of any other remedies available to it under this Agreement and under applicable Law.

                  3.2.2.3 Immediate Recourse to Court if ******** Fees are Withheld. Notwithstanding any other provision of this Agreement, if Z-Tel is aggrieved by MCI's failure, for any reason, to pay the full amount of any bill for MCI ******** Fees when due, Z-Tel may immediately initiate an action in the U.S. District Court for the Middle District of Florida or the Circuit Court in and for Hillsborough County, Florida. In any such action by Z-Tel seeking temporary or preliminary injunctive relief, MCI waives and agrees not to assert any defense or position other than a) it has not received the bill for MCI ******** Fees at issue or b) it has paid the full amount demanded in every bill for MCI ******** Fees that it has received; provided, however, that such waiver is without prejudice to MCI's right to raise any valid claim in an action against Z-Tel for money damages or MCI's right to raise any defenses in an action by Z-Tel for money damages. Notwithstanding any other provision of this Agreement, if such Court finds that MCI has withheld in whole or in part, payment of any bill for MCI ******** Fees in violation of subsection 3.2.2.1 of this Agreement, 1) Z-Tel shall have the right to seek temporary, preliminary, and/or permanent injunctive relief, and 2) MCI shall pay the entirety of the court costs and reasonable attorneys' fees incurred by Z-Tel in investigating, preparing, and carrying out the litigation, regardless of the resolution of the Billing Dispute or any other issue in dispute. Z-Tel's rights to immediate recourse to court, equitable relief, litigation expenses, and damages under this Section 3.2.2.4 shall be in addition to and not in lieu of any other remedies available to it under this Agreement and under applicable Law.

                  3.2.2.4 De Minimis Delay Excepted. None of Z-Tel's rights pursuant to Sections 3.2.2.2 or 3.2.2.3 may be exercised on the basis of a delay in MCI's full payment of MCI ******** Fees of two business days or less.

                  3.2.2.5 Monthly Telco Audit and Cost-Containment Efforts. Z-Tel shall provide to MCI a Monthly Telco Audit report that details (1) the amount of ********, (2) any new disputes filed (including a description of the basis of the dispute, the billing accounts and time periods affected and the amount of dispute), (3) the status of all pending, prior disputes, and (4) all disputes that were settled during the reporting period (including a description of the amounts sustained versus denied, the billing affected and the usage period or invoice dates covered by the claim and settlement); provided, however, that the expense of such Monthly Telco

Audit shall be ********. At MCI's request, MCI and Z-Tel will conduct quarterly cost review meetings to discuss the status of pending disputes, new dispute opportunities, and comparisons of the amount billed to MCI versus the amount of actual ******** billings. Z-Tel and MCI will work cooperatively together to identify, dispute, and obtain credit for any ******** that are in excess of
********.

                  3.2.2.6  ********.

         3.2.3 Billing Other Fees. Z-Tel shall bill MCI on a monthly basis separately for each of the following: ********, Software Licensing Fees, Line Fees, Z-Node Services Fees, and any other charges pursuant to this Agreement. All ********, which may be done by blanket or category approvals with the agreement of the Parties. MCI shall pay all undisputed fees and costs within 30 days of receipt. MCI will make such payments via wire transfer to an account designated by Z-Tel. Z-Tel will include all necessary supporting documentation or information with its bills, including but not limited to the items listed in
Exhibit 7. As part of this payment, MCI may set-off or recoup any amounts Z-Tel or its Affiliates owe to MCI or its Affiliates pursuant to this or any other agreement with Z-Tel, provided that a) MCI may not for any reason set off, recoup, or withhold in any manner ********, b) such set off, recouped, or otherwise withheld amounts are undisputedly due under the terms of such agreements, c) such set off, recouped, or otherwise withheld amounts are more than sixty (60) days past due, and d) the total amount set off, recouped, or otherwise withheld in any manner or for any reason shall not, for any month, exceed 50% of the other fees billed by Z-Tel to MCI under this Section 3.2.3.

         3.2.4 Billing Media Copies. If MCI requests multiple billing media or additional copies of bills, Z-Tel will provide these to MCI at its actual costs.

3.3      Billing Disputes

         3.3.1 Notice. A Party wishing to raise a Billing Dispute shall notify the other party in writing of such dispute within thirty (30) business days of discovery of such dispute. Payment of any amount does not constitute a waiver of any Parties' rights to initiate a Billing Dispute.

         3.3.2 Dispute Resolution. The Parties will use reasonable efforts to resolve Billing Disputes within thirty (30) calendar days of written notice of the dispute. Billing Disputes shall be resolved in accordance with the dispute resolution procedures in Section 7.27 of this Agreement.

         3.3.3 Other Non-Payment Remedies. Nothing herein alters or modifies any obligation of any Party to pay an undisputed obligation pursuant to this Agreement. In the event MCI fails to make any undisputed payment when due, Z-Tel may, in addition to any other remedies not prohibited by this Agreement,
(i) cease accepting and processing orders for new Telecommunications Services from MCI customers; (ii) suspend providing Telecommunications Services, Z-Node Services, Ancillary Services, and any other services to MCI; (iii) cease delivery of reports to MCI.

3.4 Back Billing. Notwithstanding anything to the contrary contained in this Agreement, MCI will pay any ******** Fees charged to Z-Tel or other ******** without regard to whether this Agreement has expired or been terminated, rescinded or cancelled, to the extent Z-Tel is obligated to pay such fees and such fees are related to services provided to MCI by Z-Tel during the term of the Agreement. Correspondingly, Z-Tel will ******** without regard to whether this Agreement has expired or been terminated, rescinded or cancelled.

3.5 Prepayments. MCI's "prepayments" pursuant to the Letter of Intent executed on November 20, 2002, totaling $3,782,577, will be deemed to be Software Licensing Fees for the purposes of Section 3.1.2.1 of this Agreement and thus subject to the limits set forth herein and shall be included in the $50 million maximum payment. The $3,782,577 total amount of such prepayments will be credited to MCI's monthly Software Licensing Fee, in equal monthly amounts for each monthly invoice issued for 2002, even if such credit has the effect of reducing the $1.5 million minimum payment.

               IV. CONFIDENTIAL INFORMATION; REPRESENTATIONS AND
                                   WARRANTIES

4.1      Confidential Information

         4.1.1 Confidential Information. The Parties agree that the terms and conditions of this Agreement and the details of its performance constitute Confidential Information owned jointly by the Parties and neither Party shall publicize this Confidential Information by way of news releases, public announcements, advertising, marketing brochures or other similar materials, speeches or any other information releases, whether or not such disclosures reference the other Party or its Affiliates by name, by description or otherwise, without the prior written approval of the other Party. All Work Product shall be deemed Confidential Information as agreed upon in the applicable SOW, and Z-Tel shall designate by appropriate markings all Work Product as Confidential Information of MCI upon its generation, replication or internal dissemination.

         4.1.2 Limitations on Use and Disclosure. Each Party agrees as to any Confidential Information received hereunder:

                  (i) to protect such Confidential Information from disclosure to others using the same degree of care used to protect its own confidential or proprietary information of like importance, but in any case using no less than a reasonable degree of care, provided that Recipient may disclose Confidential Information received to its employees and independent contractors, and to its Affiliates and their respective employees and independent contractors, who in each or the foregoing instances have a need to know for the purpose of this Agreement, and who are further bound to protect the received Confidential Information from unauthorized use and disclosure under the terms of a written agreement (including a pre-existing written agreement). MCI, its Affiliates and its and their agents (including marketing agents) shall further be entitled to disclose the Confidential Information of Z-Tel received hereunder, but again subject to a written agreement protecting such Confidential Information from unauthorized use and disclosure (including a pre-existing written agreement), to their respective end users of the Services and other Authorized Users and prospective end users of the services and other Authorized Users and to the respective employees, independent contractors and agents of any of the foregoing, who have a need to know in connection with the use or prospective use of the Services or otherwise in connection with the purposes of this Agreement. Confidential Information shall not otherwise be disclosed to any third party without the prior written consent of the Discloser;

                  (ii) to use such Confidential Information only for the purposes of this Agreement or as otherwise expressly permitted by this Agreement or by the Discloser in writing; and

                  (iii) except as otherwise expressly provided herein, to make only such number of copies of Confidential Information as is reasonably required in connection with Recipient's permitted use under this Section 4.1 and to reproduce and maintain on any such copies such proprietary legends or notices (whether of Discloser or a third party) as are contained in or on the original or as Discloser may otherwise reasonably request.

         4.1.3 Exceptions. The restrictions of this Section 4.1 shall not apply to information that:

                  (i) was publicly known prior to, or becomes publicly known through no fault of Recipient subsequent to, Discloser's communication thereof to Recipient;

                  (ii) was in Recipient's possession free of any obligation of confidence at the time of Discloser's communication to Recipient;

                  (iii) is developed by Recipient independently of and without use of any of Discloser's Confidential Information or other information that Discloser disclosed in confidence to any third party; or

                  (iv) is rightfully obtained by Recipient from third parties authorized to make such disclosure without restriction.

         4.1.4 Disclosure Pursuant to Legal Requirement or for Regulatory Purpose. Confidential Information may be disclosed to the extent required by Law, including but not limited to the extent reasonably required to protect against liability under federal securities laws. Subject to the disclosure provisions described in this Section 4.1.4, the existence, terms, and performance of this Agreement may also be disclosed to the Federal Communications Commission (FCC) or state public utility commissions (PUCs) for purposes not inconsistent with the terms of this Agreement or as otherwise agreed upon by the Parties. Except as provided for in Sections 2.4 and 7.23, the Party so intending to disclose shall a) attempt in good faith to notify the other Party at least one business day prior to making any such disclosure where feasible, b) further reasonably cooperate in any efforts of the other Party to seek a protective order or other appropriate remedy from the proper authority,
c) furnish only that portion of the Confidential Information that is legally required or reasonably necessary to release to the FCC or a PUC for purposes not inconsistent with the terms of this Agreement or as otherwise agreed upon by the Parties, and d) further use all reasonable efforts to assure confidential treatment of the disclosed Confidential Information.

         4.1.5 Return of Confidential Information. Confidential Information shall be and remain the property of Discloser. All Confidential Information in electronic form shall be erased or destroyed, and all such information in tangible form, shall, at the discretion of Recipient, either be destroyed or returned to the Discloser promptly upon the earlier of: (i) Discloser's written request, (ii) discontinuation of the particular Service in connection with which the Confidential Information was disclosed, or (iii) termination or expiration of this Agreement and any transition period, and in any of such events and to the applicable extent shall not thereafter be retained in any form by Recipient unless otherwise expressly permitted hereunder; provided, however, that notwithstanding the foregoing and for the avoidance of doubt, MCI shall be entitled to retain and use (and disclose as otherwise permitted by this Section 4.1) any Confidential Information of Z-Tel subsequent to the occurrence of any of the events described in Subitems (i) through (iii) to the extent and for so long as the same has been licensed to MCI and its Affiliates, or is in any event reasonably required to be used in connection with, their respective exercise of any licenses granted to MCI and its Affiliates pursuant to, and which survive the expiration or termination of, this Agreement. For the avoidance of doubt, each Party is also expressly permitted to retain this Agreement.

         4.1.6 Equitable Relief. The Parties acknowledge that their respective Confidential Information is unique and valuable, and that breach by either Party of the obligations of this Agreement regarding such Confidential Information will result in irreparable injury to the affected Party for which monetary damages alone would not be an adequate remedy. Therefore, the Parties agree that in the event of a breach or threatened breach of such provisions, the affected Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or anticipated breach without the necessity of posting a bond. Any such relief shall be in addition to and not in lieu of any appropriate relief in the way of monetary damages. Nothing in this Section shall be deemed or construed to modify the preclusion of the availability of emergency or other expedited equitable relief to Z-Tel set forth in Section 5.3.7.

         4.1.7 Survival. The provisions of this Section 4.1 shall survive the expiration or any earlier termination of this Agreement for a period of five (5) years.

4.2      Warranties and Representations of Z-Tel.

         4.2.1 General Warranties. Z-Tel hereby represents and warrants to MCI as follows.

                  A. No Contravention. The execution and delivery of this Agreement, the performance by Z-Tel of its obligations under this Agreement (provided, however, that, as appropriate or necessary, the board of directors of Z-Tel Technologies, Inc. approves the issuance of the Shares required to be issued pursuant to Section 6.1), and the exercise by Z-Tel of the rights created by this Agreement do not (i) violate Z-Tel's Articles of Incorporation or bylaws; (ii) constitute a breach of or a default under any agreement or instrument to which Z-Tel is a party or by which it or its assets are bound or result in the creation of a mortgage, security interest or other encumbrance upon Z-Tel's assets; (iii) violate a judgment, decree or order of any court or Regulatory Authority which is binding on Z-Tel or its assets; or (iv) violate any Law.

                  B. Valid, Binding and Enforceable Agreement. This Agreement is a valid and binding obligation of Z-Tel enforceable against Z-Tel under Law.

                  C. Interconnection Agreements. Z-Tel's Interconnection Agreements (and other agreements that Z-Tel may have with ILECs) do not prohibit Z-Tel from providing to MCI and MCI's end user customers the Local Wholesale Services and other Services contemplated by this Agreement.

                  D. Power and Authority. Z-Tel has the full power and authority to sell, convey, license, deliver and make available the Z-Tel Deliverables sold, conveyed, licensed, delivered or otherwise made available pursuant to this Agreement.

                  E. Financial and Operational Capability. Z-Tel has the financial and operational capability of providing, and will in fact provide, the Services contemplated by this Agreement in accordance with the terms of this Agreement, including the requirements set forth in the SLAs, the Requirements Statement or any applicable SOW. Z-Tel shall provide MCI with such information as MCI may reasonably request in order to demonstrate such capabilities, including access to Z-Tel's creditors and auditors. Z-Tel also has the ability to provide MCI with the Shares in accordance with Section 6 of this Agreement, and that the fulfillment of its duties under Section 6 does not breach or conflict with any existing obligations to third parties.

                  F. Interconnection and Other Agreements. Subject to the further representations and warranties set forth in this Agreement, Z-Tel has provided to MCI reasonable access to, and will continue to provide to MCI reasonable access to, true and complete copies of all applicable
Interconnection Agreements, and ********.

                  G. Billing Warranty. Z-Tel warrants that it will abide by all federal and state regulations and interconnection agreement terms in ********, into bills for MCI customers served via LW-Based Services. Should Z-Tel negligently, recklessly or willfully fail to meet these obligations, then to the extent that ********, regulatory body, court or ******** submits a claim or imposes a fee or penalty or orders MCI or Z-Tel to pay past due amounts (including interest) associated with failure to comply with such regulations and terms, Z-Tel shall be solely responsible for any such fees, penalties, or past-due amounts both retroactively and prospectively. However, Z-Tel's total annual combined liability for simple negligence pursuant to the preceding sentence plus Sections 2.6 and 3.1.1.1 of this Agreement shall not exceed ******** in 2002, ******** per calendar year thereafter, and such amounts shall not be considered ******** or Ancillary Costs.

4.2.2 Functional and Performance Warranties. Z-Tel represents and warrants to MCI as follows:

                  A. No Electronic Self-Help or Automatic Restraints. No portion of any Category 1 Software or Work Product included in any Z-Tel Deliverable will, and Z-Tel will make commercially reasonable efforts to ensure that no portion of any Category

2 Software, Category 3 Software, or Category 4 Software included in any Z-Tel Deliverable will:

                           (i)      Facilitate Electronic Self-Help or operate
as an Automatic Restraint;

                           (ii)     Stop, limit, or interfere with the
operation of any Z-Tel Deliverable at some specific time or upon a specific instruction or event, or the presence or absence of a direct or indirect signal from Z-Tel or Z-Tel's agents or ********; or

                           (iii)    Damage or materially alter or render
inaccessible any data resident in a Z-Tel Deliverable or in other hardware or software that interfaces with the Z-Tel Deliverable.

                  B. Date Data. No portion of any Category 1 Software or Work Product included in any Z-Tel Deliverable will, and Z-Tel will make commercially reasonable efforts to ensure that no portion of any Category 2 Software, Category 3 Software, or Category 4 Software included in any Z-Tel Deliverable will cease to function, malfunction or experience interruption because of the receipt, storing, processing or transmitting of Date Data, rather than compute and produce accurate and unambiguous Date Data;

                  C. No Viruses. No portion of any Category 1 Software or Work Product included in any Z-Tel Deliverable contains or will contain, and Z-Tel will make commercially reasonable efforts to ensure that no portion of any Category 2 Software, Category 3 Software, or Category 4 Software included in any Z-Tel Deliverable contains or will contain any computer viruses at the time of delivery, and prior to delivery Z-Tel took or will take reasonable precautions to ensure that the Z-Tel Deliverables to be delivered to MCI were or will be free of computer viruses, such precautions including, without limitation, the use of up-to-date, industry standard virus checking software.

                  D. Maintenance and Support. The maintenance and support provided hereunder shall be performed in a professional and workmanlike manner and in conformity with the professional standards for comparable services in the industry, and shall comply with the applicable Specifications or other requirements set forth in this Agreement, including without limitation any applicable SOW. In the event of a breach of the warranty set forth in this
Section 4.2.2.D, Z-Tel shall immediately correct any error in the Z-Tel Deliverable and redeliver the same to MCI, where available, all at no additional cost to MCI.

                  E. Professional Services. The Professional Services and associated Work Product provided hereunder shall be performed in a professional and workmanlike manner and in conformity with the professional standards for comparable services in the industry, shall be free of defects in design and materials, and shall comply with the applicable Specifications set forth in this Agreement, including without limitation those contained in any applicable SOW. MCI must notify Z-Tel as to any breach of the foregoing warranty as to specific Work Product within ninety (90) from the later of the delivery of such Work Product to MCI or the period of time for such notification specified in the SOW.

                  F. Media. The tapes, diskettes or other media on which any Category 1 Software, Category 2 Software, or Work Product are delivered to MCI pursuant to this Agreement will be free from defects in materials and workmanship for a period of ninety (90) days from delivery.

                  G. Z-Tel Off-Premises Software. The Z-Tel Off-Premises Software will comply with the applicable Specifications of this Agreement for a period of ninety (90) days from the date of delivery by or on behalf of Z-Tel to MCI and/or other Authorized User hereunder.

         4.2.3 Intellectual Property Rights and Licensing-Related Warranties. Z-Tel represents and warrants to MCI as follows:

                  ********.

                  ********.

                  C. Z-Tel Technology. The Z-Tel Technology licensed and provided to MCI pursuant to the Technology License is a full, complete and accurate copy of such data, information and materials in the possession of Z-Tel and is sufficient to enable MCI, through the use of reasonably trained technicians, and when used in combination with the other hardware, Software, information, materials, products and services further identified in the Z-Tel Technology, to establish complete, operational systems capable of generating and providing products and services substantially the same as those provided to MCI by Z-Tel pursuant to this Agreement and in compliance with the Specifications and other applicable requirements of this Agreement.

                  D. No Adverse Claims. As of the Effective Date, to Z-Tel's knowledge, there exist no adverse claims to or in any Z-Tel Deliverables being provided, licensed or otherwise made available hereunder, or any portion thereof.

                  E. Quiet Enjoyment. Z-Tel shall make reasonable efforts to ensure that MCI shall have quiet enjoyment of all license rights conveyed under this Agreement, including without limitation the right to receive maintenance and support services, notwithstanding any dispute between MCI and/or its Affiliates and Z-Tel or any dispute between MCI and/or its Affiliates and any third party related to intellectual property provided under this Agreement.

         4.2.4 Remedies for Breach of Warranties. Z-Tel, at no additional cost to MCI, shall, within fifteen (15) days after notice from MCI, correct or replace any Z-Tel Deliverable not in compliance with any of the warranties set forth in Section 4.2.2 above or otherwise remedy the breach, and as applicable redeliver the affected Z-Tel Deliverable while still providing the same functional capabilities and performance characteristics and otherwise complying with all of such warranties and the other requirements of this Agreement, including without limitation any applicable SLAs, Specifications and SOWs. In the event that Z-Tel cannot reasonably make such correction or replacement within fifteen (15) days after notice from MCI, Z-Tel shall within fifteen (15) days after such notice (i) present a plan to MCI describing how Z-Tel will attempt to make such correction or replacement, such plan to be subject to MCI's approval, and such approval not to be unreasonably withheld, (ii) indemnify, defend, and hold harmless MCI against any third-party claims alleging facts and circumstances that would, if true, constitute a breach of the warranties set forth in Section 4.2.2 above, and (iii) proceed to implement such plan within the timeframe established in the plan. Should Z-Tel fail to comply with this Section 4.2.4, MCI shall be entitled to terminate without liability any affected SOWs or Professional Service orders and to receive, without offset of any kind, a refund of fees and Direct Costs reasonably related to the breach paid by MCI to Z-Tel in connection with any such non-complying Z-Tel Deliverable. The foregoing remedies shall be in addition to, and not in lieu of, any otherwise available rights or remedies for the breach of such warranties that MCI may have pursuant to this Agreement or otherwise at law or in equity. During the applicable Warranty Period, MCI may return defective media to Z-Tel and it will be replaced without charge within ten (10) business days of receipt by Z-Tel. 4.3 Representations and Warranties of MCI. MCI hereby represents and warrants to Z-Tel as follows:

4.3 Representations and Warranties of MCI. MCI hereby represents and warrants to Z-Tel as follows:

         4.3.1 No Contravention. The execution and delivery of this Agreement, the performance by MCI of its obligations under this Agreement and the exercise by MCI of the rights created by this Agreement do not (i) violate MCI's Articles of Incorporation or bylaws; (ii) constitute a breach of or a default under any agreement or instrument to which MCI is a party or by which it or its assets are bound or result in the creation of a mortgage, security interest or other encumbrance upon MCI's assets; (iii) violate a judgment, decree or order of any court or Regulatory Authority which is binding on MCI or its assets; or (iv) violate any Law.

         4.3.2 Valid, Binding and Enforceable Agreement. This Agreement is a valid and binding obligation of MCI enforceable against MCI under Law.

         4.3.3 Authorizations. MCI validly holds all authorizations and permits required to be obtained from any Regulatory Authority in order provide the LW-Based Services and any other services contemplated under this Agreement to be provided to MCI's end user customers, and such authorizations and permits are and will continue to be in full force and effect.

         4.3.4 Compliance. MCI will provide the LW-Based Services and Z-Node Services in compliance with all applicable Law.

         4.3.5    Third-Party Vendors.

                  ********.

                  ********.

such instructions, requirements, or restrictions. For the avoidance of doubt, this Section is subject to the limitation on liability provided in Section 7.3 of this Agreement.

4.4 Survival of Warranties and Representations. The warranties and representations in this Agreement will survive the termination of this Agreement and continue without limitations.

4.5      Z-Tel Third Party Vendors.

         4.5.1. Representation and Warranty as to ********. In addition to the representations and warranties of Z-Tel set forth in Section 4.2, but without limiting the generality of Section 4.2.1(F), Z-Tel further represents and warrants that as of the Effective Date (i) it ********; (ii) all of such agreements and other contractual arrangements are in full force and effect as of the Effective Date; and (iii) Z-Tel shall make best efforts to provide to MCI at least thirty (30) days prior written notice in reasonable detail as to any prospective material change as to any of such agreements and other contractual arrangements, including without limitation any anticipated termination or expiration, during the term of this Agreement and any transition period hereunder.

         ********.

         4.5.3    Special Indemnification.

                  ********

********. MCI or any MCI Affiliate, as the case may be, will notify Z-Tel promptly in writing of any Claim for which MCI or any MCI Affiliate alleges that Z-Tel is responsible under this Section 4.5.3 and tender the defense of such Claim to Z-Tel. MCI or any MCI Affiliate, as the case may be, also will cooperate in every reasonable manner with the defense or settlement of such Claim and give Z-Tel sole control of the defense of the Claim and all negotiations for the compromise or settlement thereof; provided, however, that Z-Tel must consult with MCI or any MCI Affiliate, as the case may be, prior to settling any Claim, and Z-Tel cannot bind MCI or any MCI Affiliate or materially prejudice MCI or any MCI Affiliate without MCI's or any MCI Affiliate's prior written consent, such consent not to be unreasonably withheld. Z-Tel will keep MCI or ant MCI Affiliate, as the case may be, reasonably and timely apprised of the status of the Claim. MCI or any MCI Affiliate, as the case may be, will have the right to retain its own counsel, including in-house counsel, at its expense, and participate in but not direct the defense. Z-Tel will not be liable under this Section 4.5.3 for settlements or compromises by MCI or any MCI Affiliate of any Claims unless Z-Tel has approved the settlement of a Claim that has been tendered to Z-Tel in writing or Z-Tel has failed to timely undertake the defense.

                  ********.

            V. LICENSES; INTELLECTUAL PROPERTY RIGHTS; PROFESSIONAL
                      SERVICES; AND INFRINGEMENT INDEMNITY

5.1 License to Access and Use OSS Platform, OSS Services, Z-Line Platform, Z-Node Services, Z-Line Enhanced Services and Any Other Services for the Purpose of

Marketing, Selling and Using Z-Tel Services.

         5.1.1    Use License Grant.

                  ********.

         5.1.2    License to Use Z-Tel Off-Premises Software.

                  ********.

                  B. Delivery. Z-Tel shall, within five (5) days after the Effective Date, deliver the Z-Tel Off-Premises Software specified in
Exhibit 3 attached hereto to MCI (and such other Authorized Users as may be specified by MCI) at such facilities, in such media and by such means as are reasonably requested by MCI. Z-Tel and MCI may mutually agree to delivery by Z-Tel of any additional or new Z-Tel Off-Premises Software to MCI pursuant to such schedule, at such facilities, in such media and by such means, all as are agreed to by the Parties.

         5.1.3    Restrictions on Z-Tel Off-Premises Software.

                  A. MCI will not and will not permit its officers, Affiliates, employees, or agents, to translate, update, enhance, modify, reverse engineer, decompile, recompile, disassemble, or make derivative works of the Z-Tel Off-Premises Software provided to MCI in Object Code form pursuant to the Z-Tel Off-Premises Software License.

                  B. Except as otherwise provided herein or with Z-Tel's prior consent in writing, which consent shall not be unreasonably withheld, delayed or conditioned, MCI will not and will not permit its officers, Affiliates, employees, or agents, to lease, sell, assign, further sublicense or otherwise transfer the Z-Tel Off-Premises Software License granted to MCI hereunder.

                  C. Support for Z-Tel Off-Premises Software. During the term of this Agreement and any transition period, and in addition to Z-Tel's obligations pursuant to Section 4.2.2 D, Z-Tel shall provide to MCI, its Affiliates and other Authorized Users as to any Z-Tel Off-Premises Software licensed hereunder such maintenance and support services, including providing Software Enhancements, as are reasonably necessary or useful to enable MCI to exercise its rights as to the same pursuant to the Z-Tel Off-Premises Software License; provided, however, that as to any Z-Tel Proprietary Software included in the Z-Tel Off Premises Software such services shall at a minimum be at least equal to such maintenance and support that Z-Tel provides to its own users of such Software; and provided further, that with ********.

                  D. Effect of Triggering Event. Upon the occurrence of any Z-Tel Triggering Event, at MCI's option exercisable at such time thereafter as determined by MCI in its reasonable discretion by written notice to Z-Tel, all Z-Tel Off-Premises Software then subject to, or otherwise required to be provided to any Authorized User pursuant to, the Z-Tel Off-Premises Software License set forth in Section 5.1.2 A, shall, to the extent it is also Z-Tel Technology, automatically and without further consideration from MCI or any third party (other than such consideration as is required upon declaration of a Secondary Z-Tel Triggering Event), immediately become subject to the Technology License which shall thereafter supersede said license in Section 5.2.1.A as to all of such Z-Tel Off-Premises Software.

                  ********.

                  F. Pre-Delivery Testing and Configuration of Z-Tel Off-Premises Software. Any Z-Tel Off-Premises Software, including without limitation any Software Enhancements for the same provided to MCI pursuant to
Section 5.1.2 C, shall be preconfigured and tested, etc. by Z-Tel prior to any delivery or other transmission to MCI to meet the specifications and other requirements communicated to Z-Tel by MCI or otherwise mutually agreed by the Parties for such purpose, as well as any other applicable requirements of this Agreement, e.g. screening for viruses pursuant to Section 4.2.2 C etc.; provided, however, that any such preconfiguration work and testing by Z-Tel shall not be deemed Professional Services hereunder and shall be performed at no cost of any kind to MCI or any third party if the preconfiguration work and testing are substantially the same as that required to be performed by Z-Tel in connection with the provision of service to Z-Tel's own end-user customers. If any material custom preconfiguration work and testing is required to be performed, the cost of such work will be billed to MCI as a Direct Cost Any such preconfiguration and testing by Z-Tel shall not limit the right of MCI or any third party using any such Z-Tel Off Premises Software hereunder to further configure and test such Software after such delivery or other transmission.

5.2      Technology License.

         5.2.1 Technology License Grant. Z-Tel hereby grants to MCI and its Affiliates, effective as of the date either a) a Primary Z-Tel Triggering Event has occurred and MCI has provided written notice to Z-Tel that MCI is declaring a Primary Z-Tel Triggering Event, or b) a Secondary Z-Tel Triggering Event has occurred and MCI has provided written notice to Z-Tel that MCI is declaring a Secondary Z-Tel Triggering Event accompanied by tender of payment, in immediately payable funds, of the difference between ******** and any Software License Fee paid to that date, a worldwide, multi-site, perpetual, irrevocable, non-cancelable and non-terminable, non-exclusive (except as may otherwise be provided in Section 5.4.1), non-assignable (except to the extent specified in Section 5.2.1(B)), non-sublicensable (except to the extent specified in Section 5.2.1(C)), and royalty-free, right and license as to the Z-Tel Technology, to exercise all rights in connection therewith (other than the right to alienate the same or to take any action to put it in the public domain), including without limitation the rights to display, perform, execute, modify, develop and otherwise create derivative works thereof, make copies thereof and distribute the same whether or not modified, and use (including without limitation in combination with any other information, data, materials or intellectual property), with the further rights to permit the independent contractors of MCI and/or its Affiliates at any tier to exercise any or all of the foregoing rights for the benefit of MCI and any such MCI Affiliates, all to the extent reasonably necessary or useful to enable MCI and its Affiliates to deploy, generate, test, develop, use for training, maintain and support, market, sell and otherwise use and provide services comparable to any or all of the Services hereunder, including without limitation as such services may be further subsequently modified and/or developed by MCI and/its Affiliates pursuant to this license, directly or indirectly through their agents, resellers and other third parties, to their present and future end users. The foregoing license as to Z-Tel Technology, subject to the other terms and conditions of this Section 5.2, may hereinafter be referred to as the "Technology License."

                  The Parties acknowledge and agree that MCI is under no obligation to declare a Z-Tel Triggering Event following the occurrence of facts that would otherwise constitute a Z-Tel Triggering Event, and that no lapse of time following the occurrence of facts that would otherwise constitute a Z-Tel Triggering Event shall prejudice MCI's right to notify Z-Tel that it is declaring such Z-Tel Triggering Event.

                  ********

********.

                  B. MCI and its Affiliates shall be entitled to assign the Technology License, in whole or in part, at any time, only to a successor in interest or to a purchaser of all or substantially all of MCI's assets or of the assets of that portion of MCI's business (or any Affiliate's business) as to which this Technology License pertains.

                  C. MCI and its Affiliates shall have the right to sublicense to Authorized Users all or any portion of their rights pursuant to the Technology License. For the avoidance of doubt, MCI may not sublicense any rights under the Technology License to any other unaffiliated Certificated Carrier or other provider of Telecommunications Services or Information Services.

                  D. Z-Tel expressly acknowledges and agrees that the Technology License granted pursuant to Section 5.2.1 shall be perpetual, irrevocable, noncancellable and nonterminable, and royalty free, and that in the event of any dispute over the payment of the Software Licensing Fee by MCI or any other monies that Z-Tel may assert as due and owing by MCI and/or any of its Affiliates pursuant to this Agreement, or any breach of this Agreement in regard to the Technology License, Z-Tel's sole and exclusive remedy shall be a suit for dollar damages and not revocation, termination, cancellation or limitation of the Technology License. Notwithstanding the foregoing, this
Section 5.2.1(D) in no way limits Z-Tel's rights pursuant to Section 5.3.7 ("Disputes Regarding Release of Technology Escrow Materials or Delivery of Z-Tel Technology").

         5.2.2    Delivery of Z-Tel Technology

                  A. Upon the occurrence of a Secondary Z-Tel Triggering Event and MCI's written notice of its intent to exercise its rights hereunder, accompanied by MCI's tender in immediately available funds of the difference, if any, between $50 million and the amount paid by MCI to Z-Tel as of such date in Software License Fees, and without limiting any of Z-Tel's obligations pursuant to Section 5.3 "Z-Tel Technology Escrow" or the Technology Escrow Agreement, Z-Tel shall immediately deliver to MCI all of the then-existing Z-Tel Technology, including without limitation all of the Source Code for such Category 1 Software included in the Z-Tel Technology, notwithstanding any prior failure of Z-Tel to deliver any required Z-Tel Technology to MCI pursuant to this Section 5.2.3, and whether or not any such prior failure may have been waived by MCI, and all of such Z-Tel Technology shall be subject to the Technology License.

                  B. Upon the occurrence of any Primary Z-Tel Triggering Event and MCI's written notice of its intent to exercise its rights hereunder, and without limiting any of Z-Tel's obligations pursuant to Section 5.3 "Z-Tel Technology Escrow" or the Technology Escrow Agreement, Z-Tel shall immediately deliver to MCI all of the then-existing Z-Tel Technology, including without limitation all of the Source Code for the

Category 1 Software included in the Z-Tel Technology, notwithstanding any prior failure of Z-Tel to deliver any required Z-Tel Proprietary Software to MCI pursuant to this Section 5.2.3, and whether or not any such prior failure may have been waived by MCI, and all of such Z-Tel Technology shall be subject to the Technology License.

         5.2.3 Ownership of Modifications. MCI and/or its Affiliates shall own all right, title and or interest in and to all changes, improvements, enhancements, derivative works or other modifications, along with the Intellectual Property Rights in any of the foregoing, made without participation of Z-Tel or use of Z-Tel services or facilities by or on behalf of MCI or its Affiliates or any of their sublicensees, to the Z-Tel Technology pursuant to the Technology License. If Z-Tel does participate in making such changes, improvements, enhancements, derivative works or other modifications, the Parties will negotiate in good faith prior to the commencement of any such Z-Tel participation a Statement of Work setting forth, among other things, the Parties' respective ownership, licenses, or other rights with respect to any such resulting modifications.

         5.2.4 Maintenance and Support. During the term and any transition period, Z-Tel shall provide to MCI and its Affiliates as to any Z-Tel Proprietary Software ******** such maintenance and support services as are reasonably necessary or useful to enable MCI to exercise its rights as to the same pursuant to the Technology License, provided, however, ********.

         5.2.5 Dedicated MCI Environment. The Parties shall continue to discuss a potential arrangement pursuant to which Z-Tel and MCI would create a dedicated MCI environment capable of enabling either Z-Tel or MCI themselves and/or through one or more third parties to deploy, generate, maintain, support, modify and provide services equivalent to the Services made available to or through MCI pursuant to this Agreement using facilities substantially identical to those used to provide the Services under this Agreement. The Parties shall negotiate in good faith to reach a separate agreement or an amendment to this Agreement embodying such arrangement and including such terms and conditions as would be customary or reasonably necessary for such an arrangement and as otherwise agreed to by the Parties, all within six months of the Effective Date or such longer period as the Parties may agree.

5.3      Z-Tel Technology Escrow.

         5.3.1    Establishment of Technology Escrow Agreement.
Contemporaneously with the execution of this Agreement, the Parties shall enter into a Technology Escrow Agreement (the "Technology Escrow Agreement") with DSI Technology Escrow Services, Inc. (the "Technology Escrow Agent") to secure MCI's rights under the

Technology License and to be effective as of the Effective Date, such Technology Escrow Agreement to be substantially in the form of Exhibit 9 "Form of Technology Escrow Agreement" attached hereto. The Technology Escrow Agreement shall be separate from, but supplemental to, this Agreement. Such Technology Escrow Agreement shall be established and maintained at the expense of MCI for the sole benefit of MCI. Should such Technology Escrow Agreement with the Technology Escrow Agent terminate or otherwise expire for any reason during the term of this Agreement or any transition period, Z-Tel agrees that it shall immediately enter into a new escrow arrangement with the Technology Escrow Agent (or another independent escrow agent specified by MCI to serve as Technology Escrow Agent) substantially in the form of Exhibit 9 and in accordance with the provisions of this Section 5.3. Notwithstanding the foregoing, Z-Tel shall not enter into such new escrow arrangement if MCI has exercised its rights to an escrow release due to a Triggering Event, and that release has not been reversed by a court of competent jurisdiction pursuant to
Section 5.3.7 of this Agreement.

         5.3.2 Deposit of Technology Escrow Materials. Within five (5) days after the Effective Date, Z-Tel shall place the Technology Escrow Materials into escrow as provided for under the Technology Escrow Agreement. Not less frequently than on a monthly basis during the term and any transition period, Z-Tel shall either a) deposit copies of the then-current Z-Tel Technology with the Technology Escrow Agent, subject to the terms and conditions of the Technology Escrow Agreement, or b) provide a written statement that there has been no change in the Z-Tel Technology, so that the Technology Escrow Materials, as of the date of each such deposit or statement, shall be current so as to accurately reflect the Z-Tel Technology as of such date, and the same shall be part of the Technology Escrow Materials.

         5.3.3 Audit of Technology Escrow Materials. The Parties shall designate a mutually acceptable neutral third party who, at the expense and request of MCI made from time to time, shall audit the materials deposited with the Technology Escrow Agent for purposes of determining whether Z-Tel has fulfilled its deposit obligations. Such auditor shall agree to be bound by reasonable confidentiality restrictions which prohibit it from directly or indirectly conveying the Source Code and Object Code pertaining to any Z-Tel Proprietary Software to MCI or to any party other than Z-Tel. Z-Tel will promptly correct any deficiency disclosed by the audit.

         5.3.4 Release of Technology Escrow Materials. Release of the Technology Escrow Materials to MCI shall be on terms and conditions (including notice, redeposit and other provisions) as set forth in the Technology Escrow Agreement, but such release shall in any event be granted to MCI whenever MCI provides written notice to the Technology Escrow Agent, with copy to Z-Tel, a) stating that a Primary Z-Tel Triggering Event has occurred and describing that event, or b) stating that a Secondary Z-Tel Triggering Event has occurred, describing that event, and certifying that MCI has tendered to Z-Tel in immediately available funds the difference, if any, between ******** and the amount previously paid by MCI to Z-Tel in Software License Fees, and

c) demanding release of the Technology Escrow Materials to MCI, all in the form of attached Exhibit 10 ("Release Instruction Upon Triggering Event"). Z-Tel's sole recourse in the event of any dispute or disagreement as to the occurrence of a Z-Tel Triggering Event or related to the release of the Technology Escrow Materials shall be as provided in Section 5.3.7.

         5.3.5 License to Use Technology Escrow Materials. With respect to any Technology Escrow Materials, MCI is hereby granted an irrevocable, non-cancelable, non-terminable, perpetual license to use the Technology Escrow Materials upon their release to MCI, only pursuant to the terms and conditions of the Technology License, provided, however, that the license provided under this Section 5.3.5 shall be rescinded if the Z-Tel Technology Escrow Materials are ordered to be returned pursuant to Section 5.3.7 ("Disputes Regarding Release of Technology Escrow Materials or Delivery of Z-Tel Technology"). For the avoidance of doubt, the release to MCI of the Technology Escrow Materials shall not enlarge MCI's rights pursuant to the Technology License except as may be expressly set forth herein. For the avoidance of doubt, the operation of this clause shall in no event prejudice any subsequent declaration of a Z-Tel Triggering Event.

         5.3.6 Bankruptcy. The obligations of Z-Tel under this Section 5.3 shall extend to any trustee in bankruptcy, receiver, administrator or liquidator appointed for Z-Tel, to Z-Tel as debtor-in-possession ("Trustee"), and to any other successor in interest to Z-Tel. Without limiting the generality of the foregoing, upon written request of MCI, Z-Tel shall not interfere with the rights of MCI as provided in this Agreement or the Technology Escrow Agreement to obtain the Technology Escrow Materials from the Trustee, the escrowee or any other person or entity having possession thereof, and shall, if requested under the conditions specified in this Agreement or the Technology Escrow Agreement for release of the Technology Escrow Materials, cause a copy of such Technology Escrow Materials to be made available to MCI.

         5.3.7 Disputes Regarding Release of Technology Escrow Materials or Delivery of Z-Tel Technology. Notwithstanding any other provision of this Agreement, in the event that Z-Tel disputes or disagrees as to the occurrence of a Z-Tel Triggering Event or any other conditions to the release of the Technology Escrow Materials or with any delivery of Z-Tel Technology pursuant to Section 5.2.2 or any release of the Technology Escrow Materials by the Technology Escrow Agent to MCI, Z-Tel agrees that it shall not be entitled to seek any emergency or other expedited equitable relief to prevent such release or delivery, whether by way of a preliminary injunction, temporary restraining order, or otherwise, and that the Technology Escrow Materials shall immediately be released and the Z-Tel Technology immediately delivered to MCI notwithstanding the pendency of any such dispute or disagreement. If a court ultimately determines under the terms of this Agreement that any delivery of Z-Tel Technology pursuant to Section 5.2.2 or any release of the Technology Escrow Materials should not have occurred and the court issues an order against MCI to such effect, a) MCI shall return the Technology Escrow Materials and all copies and records thereof to Z-Tel in compliance with such


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

order, b) MCI shall return to Z-Tel any Z-Tel Technology and all copies and records thereof received pursuant to Section 5.2.2, c) Z-Tel shall be entitled to any fees to which it would otherwise have been entitled had the Triggering Event not been declared by MCI, interest on such fees at the lesser of one and one half percent per month or the maximum amount allowed by Law accruing from the date of the release of Technology Escrow Materials, and its reasonable attorneys' fees and litigation costs, and d) MCI shall be entitled to a refund of any payment made to Z-Tel pursuant to Section 5.2.1 of this Agreement (i.e., the difference between ******** and any Software License Fee paid to that date).

         5.3.8 Rights Under Bankruptcy Code. Notwithstanding anything in this Agreement to the contrary, MCI reserves all rights available to it under
Section 365(n) of the Federal Bankruptcy Code, 11 U.S.C.ss.365(n), or any equivalent successor provision thereto.

5.4      Professional Services; Rights to Work Product

         5.4.1 Professional Services. From time to time during the term and any transition period, MCI may request that Z-Tel agree to provide specific Professional Services in connection with any of the other Z-Tel Deliverables hereunder and Z-Tel shall not unreasonably withhold, delay or condition its agreement to perform such Professional Services. Upon Z-Tel's agreement to provide such Professional Services, the Parties will negotiate in good faith prior to the commencement of any such services a Statement of Work setting forth necessary and appropriate supplemental terms and conditions, which may include without limitation provisions describing the nature and scope of the Professional Services to be performed, a description of, and specifications for, any required Z-Tel deliverables, the schedule for delivery and/or implementation of any Z-Tel deliverables, applicable acceptance provisions, the consideration, if any, to be provided by MCI for the Professional Services, and the Parties' respective ownership, licenses, and exclusivity rights with respect to the Work Product of such Professional Services.

         5.4.2 Disclosure of Work Product. Only to the extent provided in the applicable SOW, Z-Tel shall promptly disclose to MCI all parts of the Work Product, including without limitation any inventions, improvements or discoveries, whether or not copyrightable or patentable, as well as any features or concepts considered to be new or different, contained in such Work Product.

         5.4.3 License to Pre-existing Z-Tel Intellectual Property. The Parties acknowledge and agree that Work Product may incorporate pre-existing Z-Tel intellectual property. Except as otherwise provided in the applicable SOW, Z-Tel hereby grants to MCI a non-exclusive, worldwide, irrevocable, noncancellable, non-terminable and perpetual license to use any of such pre-existing Z-Tel intellectual property (to the extent incorporated in the Work Product described in this Section 5.4) solely as necessary or appropriate to MCI's enjoyment of its rights of ownership of or license to, as the case may be, the Work Product, including but not limited to the rights to display, perform,


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

copy (solely for MCI's internal use or the use of Authorized Users for the benefit of MCI), execute, and distribute (solely for MCI's internal use or the use of Authorized Users for the benefit of MCI) such pre-existing Z-Tel intellectual property, with the further right to sublicense the foregoing rights to Authorized Users to exercise solely for the benefit of MCI, provided that except as otherwise provided in the applicable SOW, Z-Tel shall retain all ownership rights and title to the pre-existing Z-Tel intellectual property. Nothing in this section shall affect Z-Tel's right to receive, or MCI's obligation to pay, Software Licensing Fees pursuant to Section 3.1.2 of this Agreement.

         5.4.4 Further Assurances. MCI shall have the right, at its own expense, to obtain and to hold in its own name copyrights, registrations, patents, and any extensions or renewals thereof, or such other protection as may be appropriate to any ownership in Work Product agreed to be conveyed in an SOW. From time to time, at the request of MCI, but without further consideration from MCI, Z-Tel will provide MCI and any person designated by MCI all such additional information and shall do, execute and deliver, or cause to be done, executed and delivered, all such further acts, things and instruments as may be reasonably requested or required by MCI to more effectively evidence, give effect to, and/or perfect the conveyance, assignment, registration and vesting of rights in the Work Product in MCI as required pursuant to this
Section 5.4.4 and, as applicable, to perfect MCI's rights under the license granted pursuant to Section 5.4.3 ("License to Pre-existing Z-Tel Intellectual Property").

5.5      Z-Tel Limited License to Use MCI Marks

         5.5.1 License to Use MCI Marks. MCI grants to Z-Tel a royalty-free, non-exclusive, non-transferable and non-sublicenseable license to use the MCI Marks as identified in Exhibit 11 ("MCI Marks") attached hereto or as may otherwise be identified in writing to Z-Tel by an authorized representative of MCI from time to time during the Term and any transition period only in the United States ********, provided that prior to use of any MCI Mark, Z-Tel shall submit the specific proposed use of the MCI Mark to MCI for prior written approval.

         5.5.2 Restrictions on Use of MCI Marks. Z-Tel covenants and agrees that it: (i) will use the MCI Marks only in the form herein permitted and will not vary, augment or abbreviate the MCI Marks in any manner, nor use the MCI Marks as a component of any composite mark or combination; (ii) will restrict its use of the MCI Marks to the provision of Services; (iii) will not use the MCI Marks as a trade name, descriptively and/or generically, or in any way other than as a service mark or trademark in accordance with the terms set forth herein; (iv) will not use, register or otherwise assert any ownership interest in any mark that in MCI's reasonable judgment is similar to the MCI Marks or any portion thereof; (v) will not use the MCI Marks in any manner whatsoever which may, in MCI's reasonable judgment, jeopardize MCI's ownership or the significance, distinctiveness, validity or value of the MCI Marks; and
(vi) will not contest the validity of any of the MCI Marks.


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

         5.5.3 Z-Tel further agrees that any and all rights, interests and goodwill that might be acquired by its use of the MCI Marks shall inure to the sole benefit of MCI. Z-Tel acknowledges and agrees that as between itself and MCI, Z-Tel neither has nor will it assert any ownership rights or other interests in the MCI Marks other than the limited rights of use expressly provided herein.

         5.5.4 Z-Tel agrees to comply with rules set forth from time to time by MCI with respect to the appearance and manner of use of the MCI Marks.

         5.5.5 Z-Tel shall comply with all Laws and regulations pertaining to the proper use and designation of marks and shall in advertising and printed materials identify the licensed MCI Marks as follows: "[Specify the MCI Mark(s)] is(are) owned by WorldCom, Inc." or such other notice as may be specified by MCI in writing to Z-Tel.

         5.5.6 Unless otherwise expressly agreed by MCI in writing, upon the effective date of expiration or any termination of this Agreement pursuant to any Section of this Agreement, all licenses and rights granted pursuant to this
Section 5.5 to Z-Tel shall cease and terminate forthwith and immediately revert to MCI, and Z-Tel shall discontinue all use of the MCI Marks and shall destroy or return all materials bearing the MCI Marks.

5.6 Limited Right of Z-Tel to Use CPNI, Customer Data and MCI Materials. Z-Tel acknowledges and agrees that without limiting the provisions of Section
4.1 "Confidential Information", that Z-Tel shall use any CPNI, Customer Data, information, data or other MCI materials only as expressly authorized by MCI in writing but in any event only for the purposes of this Agreement or as otherwise expressly permitted by this Agreement.

5.7 No Other Rights, Licenses, etc. Except to the extent otherwise expressly set forth in this Agreement or otherwise mutually agreed by the Parties in writing, nothing contained in this Agreement shall or will be construed or deemed to grant to either Party any right, title, license, sub-license, proprietary right or other claim against or other interest in, to or under (whether by estoppel, by implication or otherwise) the Intellectual Property Rights and tangible embodiments thereof or other facilities or materials owned by or licensed or otherwise provided to the other Party prior to the Effective Date of this Agreement or independently developed by or on behalf of the other Party or licensed or otherwise provided to the other Party by a third party during the term of this Agreement and any transition period.

5.8      Z-Tel Infringement Indemnity.

         5.8.1    Indemnity.

                  A. Category 1 Software. Z-Tel shall at its own expense defend, indemnify and hold the MCI Indemnitees harmless from and against all damages, costs and expenses and other amounts (including without limitation reasonable attorneys' fees)


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

finally awarded against any MCI Indemnitee in, or agreed to by Z-Tel in compromise or settlement of, any third party claim, action, allegation, suit or other proceeding (individually an "Action" and collectively the "Actions") asserted or brought against any MCI Indemnitee to the extent such Action alleges that any of the Category 1 Software used by Z-Tel for the provision of Services to, or provided, licensed or otherwise made available by Z-Tel to any of the MCI Indemnitees hereunder, or the use of the Category 1 Software by an MCI Indemnitee in accordance with the terms and conditions of this Agreement, infringes any Intellectual Property Rights of a third party.

                  ********.

                           ********.

                           ********.

                  C. Services. Z-Tel shall, at its own expense, defend, indemnify and hold the MCI Indemnitees harmless from and against all damages, costs and expenses and other amounts (including without limitation reasonable attorneys' fees) finally awarded against any MCI Indemnitee in, or agreed to by Z-Tel in compromise or settlement of, any Action asserted or brought against any MCI Indemnitee to the extent such Action alleges that the Services provided, licensed or otherwise made available by Z-Tel to any


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

of the MCI Indemnitees hereunder, or the use of the Services by an MCI Indemnitee in accordance with the terms and conditions of this Agreement, infringes any Intellectual Property Rights of a third party; provided, however, that, to the extent any such Action is based upon or arises in connection with the use by Z-Tel of any Category 2 Software, Category 3 Software, or Category 4 Software in providing, licensing, or otherwise making available such Services, or the use of such Services by an MCI Indemnitee, subparagraph (B) of this Section shall control, and Z-Tel shall have no indemnification obligation with respect to such Action, or such portion thereof as is based upon or arises in connection with such use of any Category 2 Software, Category 3 Software, or Category 4 Software, except as provided in subparagraph (B) of this section.

                  D. Software Combination. Z-Tel shall at its own expense defend, indemnify and hold the MCI Indemnitees harmless from and against all damages, costs and expenses and other amounts (including without limitation reasonable attorneys' fees) finally awarded against any MCI Indemnitee in, or agreed to by Z-Tel in compromise or settlement of, any Action asserted or brought against any MCI Indemnitee to the extent such Action alleges that the combination by Z-Tel of Category 1 Software, Category 2 Software, Category 3 Software, and/or Category 4 Software and/or any other Z-Tel Deliverables, or the use in accordance with this Agreement by an MCI Indemnitee of any such combination, infringes any Intellectual Property Rights of a third party.

Each of the foregoing claims of infringement of any Intellectual Property Right shall be known as an "MCI Infringement Claim." For the avoidance of doubt, the indemnity contained in this Section 5.81 does not apply to any services provided by MCI using the Technology License.

         5.8.2 Additional Z-Tel Obligations. Without limiting the rights of any MCI Indemnitee or the obligations of Z-Tel pursuant to Section 5.8.1, Z-Tel agrees that:

                  A. if any of the Category 1 Software provided, licensed or otherwise made available by Z-Tel to any of the MCI Indemnitees hereunder, or the use of the Category 1 Software by an MCI Indemnitee in accordance with the terms and conditions of this Agreement, or

                  B. if any Category 2 Software, Category 3 Software, or Category 4 Software provided, licensed or otherwise made available to any of the MCI Indemnitees hereunder, or the use of the such Software by an MCI Indemnitee in accordance with the terms and conditions of this Agreement, or

                  C. if the Services provided, licensed or otherwise made available by Z-Tel to any of the MCI Indemnitees hereunder, or the use of the Services by an MCI Indemnitee in accordance with the terms and conditions of this Agreement, or

                  D. if the combination by Z-Tel of Category 1 Software, Category 2 Software, Category 3 Software, and/or Category 4 Software and/or any other Z-Tel


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

Deliverables, or the use in accordance with this Agreement by an MCI Indemnitee of any such combination becomes or in the affected MCI Indemnitee's reasonable opinion is likely to become, the subject of any claim of infringement of any Intellectual Property Right or the subject of an Action under Section 5.8.1 above, or is enjoined or prohibited in connection with any such claim of infringement or Action, Z-Tel shall, at its sole expense, take the following actions listed in the order of requirement:

                  (i) obtain for the applicable MCI Indemnitee a license permitting the continued exercise of its rights respecting the affected Z-Tel Deliverable, and/or services or products arising out of or relating to the affected Z-Tel Deliverable, conferred by or pursuant to this Agreement or otherwise; or

                  (ii) replace or modify the affected Z-Tel Deliverable so that it still complies with the applicable Specifications and functionality and other requirements of this Agreement, while permitting the continued exercise by the affected MCI Indemnitee of its rights with respect to such Z-Tel Deliverable conferred by or pursuant to this Agreement;

provided, however, that with respect to any Category 2 Software, Category 3 Software, or Category 4 Software, Z-Tel shall have no obligation to any MCI Indemnitee pursuant to this Section 5.8.2 other than to provide to the MCI Indemnitee such replacement or modification to such Software ********.

         5.8.3 Indemnification Procedures. MCI or other affected MCI Indemnitee shall: (i) notify Z-Tel of any MCI Infringement Claim promptly after MCI or the other affected MCI Indemnitee becomes aware of the same, (ii) give Z-Tel such information and assistance as is reasonably required in connection therewith but at the reasonable expense of Z-Tel, and (iii) give Z-Tel sole control of the defense of the MCI Infringement Claim and all negotiations for the compromise or settlement thereof; provided, however, that Z-Tel must consult with the affected MCI Indemnitee prior to settling any Action, and Z-Tel cannot bind the MCI Indemnitee or materially prejudice the MCI Indemnitee without the MCI Indemnitee's prior written consent, such consent not to be unreasonably withheld; and provided further, however, that the failure of MCI or other affected MCI Indemnitee, as applicable, to undertake any of the actions required by Subitems (i) through (iii) of this Section shall not relieve Z-Tel of any obligations it may have under Section __, except to the extent that Z-Tel's ability to fulfill such obligation has been materially prejudiced thereby. Notwithstanding Subitem (ii) in the preceding sentence, MCI and any affected MCI Indemnitee shall have the right to participate in the investigation and defense of, and any negotiations regarding, any MCI Infringement Claim with separate counsel chosen and paid for by MCI or such affected MCI Indemnitee.


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

         5.8.4 Not Subject to Limitations of Liability. The obligations of Z-Tel set forth in this Section 5.8 shall not be subject to any limitations or exclusions of liability or remedy set forth in this Agreement, including without limitation the provisions of Section 7.3 "Limitation of Liability".

                              VI. EQUITY PROVISION

6.1 Z-Tel Equity. Simultaneously with the execution and delivery of this Agreement, the Parties will deliver to each other a fully executed Subscription, Preemptive Rights, and Registration Rights Agreement in the form attached to this Agreement as Exhibit 12.

                            VII. GENERAL PROVISIONS

7.1 Term. This Agreement will have an initial term of four years. This Agreement will automatically renew for successive one-year terms unless either Party delivers written notice of non-renewal not fewer than six months before expiration of the initial term or any renewal term.

7.2      Termination.

         7.2.1 Termination Without Cause. Except the right to terminate for cause as described below or as may be provided by operation of Section 7.22 of this Agreement, neither Party will have the right to terminate (or deliver a notice of intent to terminate) this Agreement during the first eighteen months of the initial term. Thereafter, either Party may terminate this Agreement for any reason whatsoever by delivery of not fewer than six months written notice of termination.

         7.2.2 Termination With Cause. Either Party may terminate this Agreement for cause by delivery of not fewer than 30 days written notice of termination if (i) the other Party is in material breach of this Agreement (or any contract or agreement executed pursuant to this Agreement), including SLAs designated as "Triggering Event SLAs" by the Parties, and the breach is not cured within 30 days after receipt of written notice describing such breach in reasonable detail, provided that in the case of Z-Tel's failure to meet a Triggering Event SLA, MCI may terminate this Agreement with cause immediately if Z-Tel does not cure such failure within thirty-two (32) days, or (ii) the other Party becomes Bankrupt, as defined herein. In addition, MCI may terminate this Agreement with cause by delivery of not fewer than 30 days written notice of termination if (A) there is a material, adverse change in Z-Tel's financial condition, except as may be caused by MCI's failure to pay any MCI ******** Fees or any undisputed amounts due pursuant to this Agreement, which may include (i) a material failure to meet debt covenants which failure is being enforced by the relevant lender or (ii) a default in connection with a failure to make preferred dividend payments, and (B) such change in financial condition raises reasonable and significant concerns, in MCI's reasonable discretion, as to Z-Tel's ability to perform its obligations under this Agreement, and (C) such change in financial condition is not cured so as to remove reasonable and substantial concerns within 30 days after Z-Tel receives written notice from MCI detailing its

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

concerns. MCI also may terminate this Agreement with cause by delivery of not fewer than 60 days written notice in the event of a Z-Tel Primary Z-Tel Triggering Event. MCI may terminate this Agreement with cause with thirty (30) day notice if Z-Tel ceases ongoing business operations.

                  7.2.2.1 Impact Upon Triggering Event SLAs of Disagreement Regarding Direct Cost. Notwithstanding any other provision of this Agreement, Z-Tel's failure to meet a Triggering Event SLA requirement shall not be deemed a Secondary Z-Tel Triggering Event under this Agreement, and shall not give MCI the right to terminate the Definitive Agreement for cause as described in
Section 7.2.2, if Z-Tel's failure is directly caused by the decision not to use any product, service, or procedure, because MCI has refused to ********, until the dispute over the ********. In order to invoke this section 7.2.2.1, Z-Tel must provide timely notice, in writing, that such refusal by MCI to ******** presents a substantial risk of causing Z-Tel to fail to meet the critical terms of such Triggering Event SLA. Within 30 days of receiving such a notice, MCI may propose a reasonable alternative to the ******** action for which Z-Tel had requested ********. If Z-Tel disagrees with the reasonableness of MCI's proposal, Z-Tel may invoke the escalation and negotiation procedures under Sections 7.27.1 and 7.27.2 of this Agreement, and if those do not result in the agreement of the Parties within fifteen (15) days thereafter, Z-Tel may submit the dispute to expedited arbitration under the JAMS/Endispute procedures, with a final decision to be rendered within 30 days, which decision shall be binding on both Parties. Until the Parties reach agreement, or there is a final decision of the arbitrator, MCI shall not declare a Secondary Z-Tel Triggering Event or seek to terminate this Agreement for cause because of Z-Tel's failure to meet the Triggering Event SLA Term in question. Absent an order from the arbitrator, in no event will MCI's right to declare a Secondary Z-Tel Triggering Event be suspended for a total of more than ninety (90) days if MCI had proposed a reasonable alternative as described above.

         7.2.3 Post-Termination Transition Assistance. If either Party terminates this Agreement for any reason, Z-Tel will, except as otherwise provided in Section 7.2.4 below, undertake all actions reasonably necessary to ensure a seamless transition by migrating MCI's LW-Based service customers to an MCI platform or to an alternate vendor selected by MCI; provided, however, that MCI makes all payments required in this Section 7.2.3, including reimbursement for Z-Tel's Direct Costs incurred in connection with such a transition, subject to MCI's pre-approval. Such actions will include ensuring that MCI has sufficient capabilities to maintain existing customers (with grandfathered Z-Node Services) and to continue providing MCI customers with Z-Node Services, including providing MCI with access to and the ability to use Z-Tel facilities, equipment, Software, personnel, licenses and other tangible and intangible property (whether real or personal), including without limitation continued access to and use of the OSS Platforms and Z-Line Platforms pursuant to Section ___, all for a period not to exceed six months following the termination date (the "Transition Period"). Z-Tel agrees


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

that MCI will be permitted to approve the measures that Z-Tel undertakes to ensure that MCI has these capabilities, and MCI agrees that such approval shall not be unreasonably withheld or delayed. During the transition period, all of the terms and conditions of this Agreement shall remain in effect. Unless specifically stated elsewhere in this Agreement, at the end of the transition period, MCI shall have no further payment obligations to Z-Tel under this Agreement. Any failure by MCI to make any payments in a timely manner during such a transition period will give rise to a right for Z-Tel to cease providing such services to MCI upon 14 days written notice.

         7.2.4 Post-Termination Protection of Z-Tel Operational Knowledge and Intellectual Property. Notwithstanding any other provision of this Agreement, MCI shall not, after terminating this Agreement, use any Z-Tel Technology (except with regard to transition assistance as outlined below and in Section 7.2.3) unless MCI has paid a total Software License Fee of $50 million or there has been a Primary Z-Tel Triggering Event; and, Z-Tel shall provide no transition assistance in migrating MCI's LW-Based Service customers to any non-Z-Tel platform or vendor using any Z-Tel Technology unless MCI has paid a total Software License Fee of ******** or there has been a Primary Z-Tel Triggering Event.

7.3 Limitation of Liability. Except as otherwise specifically provided in this Agreement, in no event will either Party have any liability whatsoever to the other Party for any indirect, special, consequential, incidental or punitive damages, including, but not limited to loss of anticipated profits or revenue or other economic loss in connection with or arising from anything said, omitted or done hereunder, even if the other Party has been advised of the possibility of such damages unless such damages are due to the reckless or willful misconduct of the other Party. Notwithstanding anything to the contrary herein, the Parties agree and intend that MCI and not Z-Tel shall bear the risk of MCI's lost revenue or profit from MCI end-user customers in connection with the actions or inactions of Z-Tel under this Agreement without regard to the foreseeability of such loss; Z-Tel's liability in such cases, if any, shall be limited to any allowances or credits provided under the relevant SLAs. Nothing in this Section limits a) either Party's indemnification obligations with respect to third party claims, or b) liability for damages to the extent covered by a Party's general liability insurance policy.

********

********.

7.5 Good Faith Performance. The Parties to this Agreement will act in good faith in the performance of their obligations under this Agreement consistent with the purposes of this Agreement. Neither Party will unreasonably delay, withhold or condition any notice, approval or similar action required or permitted by this Agreement, including the obligation to negotiate or resolve new or open issues that arise hereunder.

7.6 Reports. The Parties will provide each other with regular operational and financial reports as specified in the attached Exhibit 13.

7.7 Fraud. Z-Tel and MCI will work cooperatively and reasonably with each other to develop systems for detecting, preventing and limiting fraud. Each Party shall make available to the other fraud prevention features, including prevention, detection, or control functionality, that may be embedded within any of the Network Elements in accordance with applicable Tariffs or as otherwise mutually agreed. MCI assumes responsibility for fraud associated with its customers and accounts, other than that caused by the failure of Z-Tel or Z-Tel employees to act upon reasonable requests by MCI to undertake specific actions to prevent such fraud. Uncollectible or unbillable revenues from fraud and resulting from, but not confined to provisioning, maintenance, or signal network routing errors shall be the responsibility of the Party causing such error. Z-Tel will not be responsible for payments not received from MCI's customers. MCI shall ensure that any long-distance carrier selected by MCI to perform services in connection with those Services provided under this contract works cooperatively with Z-Tel in preventing fraud, but it shall have no such obligation with regard to any long-distance carrier selected by end-user customers that is not MCI or an MCI Affiliate. Notwithstanding the above, MCI's responsibility for working cooperatively with alternative long-distance carriers individually selected by its end users will not extend beyond that normally associated with providing basic Telecommunications Services.

7.8 MCI Telecommunications Services. Z-Tel will work reasonably and cooperatively with MCI to establish the residential and small business telecommunications and enhanced services to be offered by MCI using the Local Wholesale Services, Z-Node Services and the Ancillary Services described in this Agreement. MCI shall use its judgment to design products using some or all of these telecommunications services and enhanced services, and will use commercially reasonable efforts to market and sell such products to the public.

7.9 Branding. Upon request by MCI, and pursuant to the terms of the license from MCI set forth in Section 5.5, Z-Tel will work cooperatively with MCI to provide Local Wholesale Services, the Z-Node Services, and the Ancillary Services described in this

Agreement so that they are identified as MCI by tradename, trademark or service mark, whenever technically and commercially feasible, or so that they are not identified to anyone by tradename, trademark or servicemark, as requested by MCI. In those instances where in connection with the services to be rendered under this Agreement, Z-Tel personnel must interact with MCI customers, Z-Tel personnel will identify themselves as representing MCI or such brand as MCI may direct. MCI consents to Z-Tel's use of such MCI tradename, trademarks and servicemarks for this purpose, subject to MCI's prior written approval and the provisions of Section 5.5. Notwithstanding the foregoing, Z-Tel will take any steps as directed by MCI to ensure that MCI can comply with all Laws requiring appropriate branding, including but not limited to any laws regarding the proper form for customer bills.

7.10 Non-Discriminatory Basis. Z-Tel will use reasonable efforts to provide the Local Wholesale Services on a competitively neutral, non-discriminatory basis. Z-Tel will use its best efforts to provide services to MCI hereunder that are equal in quality, subject to the same conditions (excluding price and marketing and special promotional programs), and provided within the same time intervals as Z-Tel provides such services to itself or its end user customers, consistent with Z-Tel's obligations under the SLAs in Exhibit 4 and the Requirements Statement in Exhibit 1.

7.11 CARE Transactions. The Parties acknowledge and agree that Z-Tel will not forward Customer Account Record Exchange ("CARE") transactions for Z-Tel's end-user customers to MCI, and MCI will not use its LCIS system to handle CARE transactions for Z-Tel's end-user customers.

7.12     Taxes and Surcharges.

         7.12.1   Taxes Imposed on the Services.

         A. All charges for the Services provided by Z-Tel to MCI pursuant to this Agreement are exclusive of federal, state, and local sales, use, excise, or similar taxes or fees, hereinafter referred to as "Taxes" or "Tax." MCI shall pay all applicable Taxes, except any tax or surcharge measured or determined by or on Z-Tel's income, net worth, franchise, or property (which shall be borne solely by Z-Tel), provided such Taxes are due by law from MCI as a purchaser of the Services and properly invoiced at the time the charges for the Services are invoiced. If MCI provides Z-Tel with a resale or other exemption certificate, upon Z-Tel's good faith acceptance of the certificate, Z-Tel shall exempt MCI in accordance with the certificate. Notwithstanding any provision of this agreement, MCI and not Z-Tel shall pay the New York Gross Receipts tax and the New York MTA tax, billed by Z-Tel for wholesale services offered in applicable service areas.

         B. If Z-Tel becomes aware that any Tax was incorrectly or erroneously collected from MCI, Z-Tel shall refund to MCI the incorrectly or erroneously collected Tax to the extent that the same is recoverable after Z-Tel becomes aware of the error.

         C. At MCI's request, Z-Tel shall take such reasonable steps to minimize Taxes and cooperate with MCI in challenging the validity of any Tax.

         7.12.2 Taxes and Surcharges on Services Provided to MCI's End User Customers.

         A. Z-Tel, in conjunction with billing the Services provided to MCI's end user customers and using its best efforts, shall accurately compute, apply, bill, record, and report all applicable federal, state, and local sales, use, excise, and other taxes, tax like charges, and surcharges (hereinafter referred to as "Taxes and Surcharges") on or with respect to the Services. The Parties agree that Z-Tel shall use BillSoft's software (or such other software approved by the MCI Tax Department in writing, such approval not to be unreasonably withheld) in computing, applying, billing, recording, and reporting such Taxes and Surcharges. Z-Tel shall employ those taxing and surcharging procedures and applications specified in the Requirements Statement. With respect to billing Taxes and Surcharges, Z-Tel is merely acting as MCI's agent and shall not be entitled to retain or receive any statutory fee or share of Taxes and Surcharges to which the entity collecting such Taxes and Surcharges is entitled by Law.

         B. MCI shall be responsible for filing all appropriate Taxes and Surcharges returns with the applicable authorities and paying or remitting Taxes and Surcharges as required by Law. All inquiries and communications with authorities regarding Taxes and Surcharges applied to MCI's end user customers shall be the responsibility of MCI.

         C. All inquiries or communications from MCI's end user customers relating to Taxes and Surcharges shall be handled by MCI, unless otherwise mutually agreed to by the Parties. MCI shall determine the tax-exempt status of any MCI end user customer.

         D. Z-Tel shall be responsible for providing MCI one or more electronic reports of all Taxes and Surcharges billed on behalf of MCI in a format and at frequencies mutually agreed to by the Parties.

         E. MCI shall indemnify and hold Z-Tel harmless from and against any liability resulting from any Taxes and Surcharges, penalty, or interest relating to or arising out of MCI's failure to pay any billed Tax or Surcharge or file any return as required under this Agreement. MCI shall, at its option and expense, have the right to seek administrative relief, a ruling, judicial review or other appropriate review (in a manner deemed appropriate by MCI), as to the applicability of any Tax and Surcharge, penalty, or interest, or to protest any assessment and direct any legal challenge to such assessment, but shall be liable hereunder for any such amount ultimately determined to be due. Notwithstanding the foregoing, such indemnity is conditioned upon Z-Tel providing MCI timely notification of any proposed assessment of Taxes and Surcharges, penalty, or interest due by Z-Tel, where possible within sufficient time to afford MCI the reasonable opportunity to contest the proposed assessment. Z-Tel, when requested by MCI and at MCI's expense, shall cooperate or participate with MCI in any such contest.

         F. Z-Tel shall indemnify and hold MCI harmless from and against any liability resulting from any Taxes and Surcharges, penalty or interest relating to or arising out of

Z-Tel's failure to perform its obligations under this Section, including, but not limited to, using its best efforts to accurately compute, apply, bill, record, and report all applicable Taxes and Surcharges. Notwithstanding the foregoing, such indemnity is conditioned upon MCI providing Z-Tel timely notification of any proposed assessment of Taxes and Surcharges, penalty, or interest due by MCI within sufficient time, where possible to afford Z-Tel the reasonable opportunity to contest the proposed assessment. MCI, when requested by Z-Tel and at Z-Tel's expense, shall cooperate or participate with Z-Tel in any such contest.

7.13 Implementation. As soon as reasonably possible after execution of this Agreement, the Parties will adopt a schedule for the implementation of this Agreement. Z-Tel and MCI will cooperate to formulate procedures for the implementation and performance of this Agreement, including the procedures for requesting the delivery of Local Wholesale Services and the other services described herein.

7.14 Noninterference. The Parties will have the right to serve directly or indirectly any end user. The Parties may continue to market, sell and deliver their own Telecommunications Services and enhanced communications services and may establish independent relationships with any end user. Neither Party will interfere with the right of any individual, entity or association to obtain service directly from the other Party. Neither Party, however, will intentionally directly target the customers of the other Party when marketing communications services. Neither Party will disparage the other Party or the other Party's services or make comparisons relative to the other Party's services in any marketing, advertising or sales materials designed for public dissemination. During the term of this Agreement, and for the period of six (6) months thereafter, the Parties shall not directly recruit or solicit for employment, any technical or professional employees employed by the other Party in connection with the performance of this Agreement without the prior written approval of the Party whose employee is being considered for employment. The foregoing sentence shall not prohibit: (i) solicitation of any person who contacts a Party on his or her own initiative without any solicitation by or encouragement from the other Party; (ii) generalized solicitation by advertising and the like which are not directed to specific individuals or employees of a Party; or (iii) solicitations of former employees of the other Party made at least 180 days after the date of termination

7.15     Exclusivity. ********

7.16 Points of Contact. MCI will be Z-Tel's single point of contact for all services purchased under this Agreement. Except as otherwise provided herein, Z-Tel will not be required to have any contact with MCI's customers and MCI or MCI's agents will act as


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

the single point of contact for MCI's customers' service needs, including sales, service, design, order taking, provisioning, change orders, training, maintenance, trouble reports, repair, post-sale servicing, and inquiry MCI will inform its customers using LW-Based services that they are customers of MCI. MCI customers who inadvertently contact Z-Tel with questions regarding their MCI service will be referred to MCI. Likewise, Z-Tel customers who inadvertently contact MCI with questions regarding their Z-Tel service will be referred to Z-Tel. Nothing in this Agreement will prohibit either Party from discussing its products or services with customers of the other Party who solicit such information.

7.17 Forecasts. MCI shall provide to Z-Tel on the first of each month, good faith forecasts, as specified in the Requirements Statement, regarding the types, volumes and locations of the Services expected to be purchased by MCI from Z-Tel under this Agreement. Each forecast shall be by month and shall extend for a period of six months commencing 30 days after delivery of the forecast.

         7.17.1 Review. Z-Tel shall review each such forecast and shall provide feedback to MCI as to whether it anticipates that it can perform Services consistent with the forecast and in compliance with its obligations under this agreement, including compliance with relevant SLAs. If Z-Tel does not believe that it can provide service at acceptable levels in regard to meeting MCI's forecasted demand, the Parties shall negotiate in good faith to adjust the forecast in such a manner that both parties are satisfied that the forecast represents reasonable expectations of anticipated demand and that Z-Tel can perform the Services consistently with the forecast and in compliance with its obligations under this Agreement, including compliance with relevant SLAs. If the Parties cannot reach agreement regarding a forecast submitted by MCI, they may utilize the escalation process outlined in Section 7.27.1 in an effort to gain the concurrence of both Parties to forecast levels. If resolution between Parties cannot be reached within 30 days of submission, the MCI submitted forecast shall be deemed accepted. Z-Tel shall always endeavor in good faith to fully perform the Services to the maximum extent practicable, without regard to forecast levels.

         7.17.2 Reliance. Z-Tel shall be entitled to rely on these forecasts in providing the Services hereunder.

                  7.17.2.1 During First Six Months. During the first six months of forecasts from the date of general availability of the first MCI LW-Based product, any MCI forecast that understates its actual demand for Z-Tel Services in the aggregate (i.e., all states combined for residential and small business service) by more than ******** during the second month covered by the forecast shall relieve Z-Tel of its duty to fully perform at associated Service Level Agreement objectives for that month, provided that Z-Tel has made reasonable efforts to respond to the updated forecast, taking into consideration the time that the forecast was updated. Also during this initial six month period, any MCI


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

forecast that overstates its actual demands for Z-Tel Services in the aggregate (i.e., all states combined for residential and small business service) by more than ******** during the third month covered by the forecast shall entitle Z-Tel to reimbursement from MCI of all costs reasonably expended to prepare for estimated service needs but not otherwise recouped by Z-Tel under this Agreement, provided that Z-Tel has made reasonable efforts to respond to any updated forecast, taking into consideration the time that the forecast was updated.

                  7.17.2.2 During Subsequent Period. After the initial six monthly forecasts from the date of general availability of the first MCI LW-Based product, any MCI forecast that understates its actual demand for Z-Tel services in the aggregate (i.e., all states combined for residential and small business service) by more than ******** during the second month covered by the forecast shall relieve Z-Tel of its duty to fully perform at associated Service Level Agreement objectives in for that month, provided that Z-Tel has made reasonable efforts to respond to the updated forecast, taking into consideration the time that the forecast was updated. During this subsequent period, any MCI forecast that overstates its actual demands for Z-Tel services in the aggregate (i.e., all states combined for residential and small business service) by more than ******** during the third month covered by the forecast shall entitle Z-Tel to reimbursement from MCI of all costs reasonably expended to prepare for estimated service needs but not otherwise recouped by Z-Tel under this Agreement, provided that Z-Tel has made reasonable efforts to respond to any updated forecast, taking into consideration the time that the forecast was updated.

7.18 Audits. As used herein "Audit" means a reasonable review of services performed and amounts paid under this Agreement.

         7.18.1 Audit Rights. Each of the Parties shall keep complete and accurate records in sufficient detail for the other Party's determination of compliance with this Agreement. Such records shall be retained until five years after termination of this Agreement. Subject to each Party's reasonable security requirements and except as may be otherwise specifically provided in this Agreement, the Parties may reasonably audit each other's books, records, documents, and processes, among other things, to ensure the accuracy of the Parties' billing and invoicing and to evaluate compliance with the terms and conditions of this Agreement and the Parties' performance related thereto. On reasonable written notice to the other Party, either Party (either on its own or through third-party auditors) may inspect and audit the other Party's records. Such audits will take place at a time and place agreed by the Parties no later than 30 days after notice thereof. No Party may audit the other if it has audited the other Party within the previous six months, unless an error in excess of ******** of the invoice in question is revealed in its previous audit of the other Party, in which case the auditing Party may audit the other Party once every thirty days until no new error in excess of ******** is revealed. The Parties will co-operate reasonably in any such audit, providing reasonable access to any and all appropriate employees, facilities (e.g., conference rooms,


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

telephones, copying machines), books, records and other documents reasonably necessary to assess the accuracy of bills, invoices, and compliance with this Agreement.

         7.18.2 Audit Results. Any underpayment by MCI revealed by an audit shall be paid in the invoice for the first monthly billing cycle after the Parties have agreed upon the accuracy of the audit results. Z-Tel will refund any overpayment by MCI in the form of a credit on the invoice for the first full billing cycle after the Parties have agreed upon the accuracy of the audit results. In the event that the credit equals or exceeds ******** of the invoice for the period when it is to be applied, the overage will be carried over to appear as a credit on the following month's invoice. The Party undertaking such audit shall be responsible for the auditor's costs unless an error in excess of ******** of the invoice in question is revealed in which event the Party being audited shall reimburse the Party seeking the audit for the full cost of the audit. If a Party being audited pursuant to this Section 7.18 is contesting in good faith a third party charge, such amounts shall not be considered by an auditing Party in determining whether any underpayment or overpayment has occurred. All information obtained in the audit shall be treated as Confidential Information under this Agreement.

         ********.

         ********.

7.19 Insurance. Z-Tel shall maintain during the term of this Agreement all insurance and/or bonds required by law and as set forth herein, including but not limited to: (i) Workmen's Compensation Insurance as prescribed by the laws of the states in which the Services are performed; (ii) Employer's Liability Insurance with limits of at least ******** for each occurrence; (iii) Commercial General Liability Insurance, which includes coverage for personal injury and advertising injury, and, if the


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

use of automobiles is required, commercial automobile liability insurance for owned, hired and non-owned automobiles, with limits of at least ******** per occurrence for bodily injury, death, and property damage and ******** aggregate; (iv) Professional Liability and Errors and Omissions Insurance covering Z-Tel and MCI against damages caused by Z-Tel of at least ******** per occurrence; and (v) Fidelity bond or crime/fidelity coverage, covering acts of employee dishonesty of at least ******** per incident; and (vi) "Umbrella" and "excess" policy coverage of at least ******** to cover the actions of Z-Tel its employees and agents. MCI is to be named additional insured for the purposes of this Agreement. Insurance Coverage provided by Z-Tel is primary and non-contributing with regard to its operations. Z-Tel agrees to waive all rights of subrogation against MCI. Z-Tel will furnish certificates or adequate proof of the foregoing insurance. Further, Z-Tel will ensure that each such certificate shall state that the insurance will not be canceled or modified unless MCI is given thirty (30) days prior notice of such modification or cancellation.

7.20 Survival. The Parties' obligations under the following provisions will survive termination of this Agreement: 3.4, 4.1, 5.2.1, 5.2.3, 5.3.5, 5.3.7, 5.4.3, 5.4.4 (but only for one year after termination), 7.2.3, 7.2.4, 7.3, 7.14, 7.25 (but only for claims arising prior to termination) 7.27.3, 7.36, 7.37, 7.43, and 7.44; and, any other provisions of this Agreement which, by their terms or by their nature are contemplated to survive (or to be performed after) termination of this Agreement will, in each case, survive cancellation or termination hereof.

7.21 Compliance with Laws. Z-Tel will be responsible for obtaining and keeping in effect all Federal Communications Commission, state regulatory commission, franchise authority and other regulatory approvals necessary in connection with the performance of its obligations hereunder. MCI will be responsible for obtaining and keeping in effect all Federal Communications Commission, state regulatory commission, franchise authority and other regulatory approvals necessary in connection with its use of the Local Wholesale Services or offering of Telecommunications Services as contemplated herein. Each Party will reasonably cooperate with the other Party in obtaining and keeping in effect the regulatory approvals for which the other Party is responsible. Notwithstanding any other provision of the Agreement, Z-Tel will have no obligation to perform under this Agreement in any state or jurisdiction where MCI has not obtained authorization as required by Law or Regulatory Authority for providing services contemplated by this Agreement or for the conduct of business within such state or jurisdiction. MCI will not place orders for any services under this Agreement without required authorization. MCI will provide proof of such authorization upon request by Z-Tel.

7.22 Actions by Regulatory Authorities or ILECs. Neither Party will be liable for any delay or failure that results from the requirements of Law or the acts, delays or failures to act of any Regulatory Authority or any ILEC. A Party will notify the other Party in writing within 48 hours if any Regulatory Authority or ILEC limits, suspends, cancels,


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

withdraws, or otherwise materially affects, the notifying Party's ability to perform its obligations under this Agreement. Should notice be issued with respect to an action that materially affects Z-Tel's or MCI's ability to provide the Services to a portion of MCI's customers, or renders the Services unavailable on commercially reasonable terms to these customers, MCI or Z-Tel may terminate without cause following the procedures set forth in Section 7.2.1 of this Agreement but only with respect to the affected class or classes of customers. Should such notice be issued with respect to an action that materially affects Z-Tel's ability to serve all of MCI's customers, or renders the Services unavailable on commercially reasonable terms, MCI or Z-Tel may terminate this Agreement with cause pursuant to Section 7.2.2 of this Agreement.

7.23 Law Enforcement Cooperation. Each Party will cooperate with law enforcement authorities and national security authorities to the full extent required or permitted by applicable Law in matters related to services provided by it under this Agreement, including the production of records, the establishment of new lines or the installation of new services on an existing line in order to support law enforcement or national security operations, and the installation of wiretaps, trap-and-trace facilities and equipment, and dialed number recording facilities and equipment. A Party will not have the obligation to inform the other Party or the other Party's end users of actions taken in cooperating with law enforcement or national security authorities, except to the extent required by applicable Law.

7.24 Emergency Interfaces. Z-Tel and MCI will use commercially reasonable efforts to facilitate the prompt, robust, reliable and efficient interconnection of Z-Tel systems to relevant 911/E-911 emergency platforms and systems. Z-Tel and MCI will comply with all applicable rules and regulations (including 911 taxes and surcharges as defined by local requirements) pertaining to the provision of 911-E911 services. Each Party will be responsible for securing any necessary certification from local public safety access points or county or municipal coordinators required prior to that Party initiating service within a new geographic area.

7.25     General Indemnity.

         A. Notwithstanding any limitations in remedies contained in this Agreement, each Party (the "Indemnifying Party") will indemnify and hold harmless the other Party ("Indemnified Party") from and against any loss, cost, claim, damage or expense (including, but not limited to, reasonable attorney's fees), or other liability to third parties, relating to or arising out of the Indemnifying Party's breach of its obligations under this Agreement, or the negligence or other wrongful conduct of the Indemnifying Party, its employees, directors, agents, vendors or contractors in the performance of this Agreement (a "Claim); provided, however, that this subparagraph (A) shall not apply to any claim to which a specific indemnity provided in Sections 2.3, 2.6, 4.2, 4.5, 5.8, 7.12, or 7.27 of this Agreement applies.


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

         B.       Whenever a Claim shall arise for indemnification under this
Section 7.2.5, or shall arise pursuant to any other terms of this Agreement setting forth an obligation to indemnify a Party or its Affiliates which terms do not specify procedures in respect of such indemnification, this subparagraph shall govern. The Indemnified Party shall promptly notify the Indemnifying Party and request the Indemnifying Party to defend the Claim. The Indemnifying Party shall have the right to defend against such liability or assertion in which event the Indemnifying Party shall give written notice to the Indemnified Party of acceptance of the defense of such Claim and the identity of counsel selected by the Indemnifying Party. The Indemnifying Party shall have exclusive right to control and conduct the defense and settlement of any such Claims subject to consultation with the Indemnified Party. The Indemnifying Party shall not be liable for any settlement by the Indemnified Party unless such Indemnifying Party has approved such settlement in advance and agrees to be bound by the agreement incorporating such settlement. The Indemnified Party shall not be bound or materially prejudiced without its prior written consent but such consent shall not be unreasonably withheld. With respect to any Indemnifying Party, the Indemnified Party shall be entitled to participate with the Indemnifying Party in such defense if the Claim requests equitable relief or other relief that could affect the rights of the Indemnified Party and also shall be entitled to employ separate counsel for such defense at such Indemnified Party's expense. Each Party agrees to cooperate and to cause its employees and agents to cooperate with the other Party in the defense of any such Claim and the relevant records of each Party shall be available to the other Party with respect to any such defense.

7.26 Publicity. Except as otherwise expressly provided in this Agreement, neither Party may use the other's name in any communication, release, offering document or otherwise without the prior written consent of the other Party, provided, however, that the Parties will issue a mutually agreeable joint news release announcing their business relationship within fifteen days after the execution of this Agreement.

7.27     Dispute Resolution.

         7.27.1 Escalation Procedures. The Parties will work in good faith to resolve informally any disputes internally by escalating them as necessary to progressively higher levels of management. The Parties will exchange escalation lists setting forth responsible officers, including names, departments, titles and telephone numbers.

         7.27.2 Negotiations. The Parties will attempt in good faith to resolve any claim, controversy, or dispute between them, their agents, employees, officers, directors or Affiliates through negotiation. This provision will not be construed as a waiver of a Party's rights to seek legal or regulatory intervention and remedies as provided by Law. Nothing in this
Section 7.27 is intended to alter modify or abrogate any termination rights the Parties may have under Section 7.2 of this Agreement.


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

         7.27.3 Disputes Involving Software Licensing Fee, Technology License, and Technology Escrow. Z-Tel expressly acknowledges and agrees that in the event of any dispute over the payment of the Software Licensing Fee by MCI or any breach of the Technology License or Technology Escrow Agreement, Z-Tel's sole and exclusive remedy shall be a suit for dollar damages and not revocation, termination or limitation of the Technology License or modification or limitation of any of Z-Tel's obligations in regard to the Technology Escrow pursuant to Section 5.3.

         ********.

7.28 Independent Contractors. MCI and Z-Tel are independent contractors. Nothing contained in this Agreement will be construed to constitute or create a partnership, joint venture, or employment relationship of any kind. Further, nothing contained in this Agreement will be construed to constitute an agency relationship of any kind with two limited exceptions: (i) MCI shall have authority to act as ZTEL's agent for the limited purpose of contacting LEC personnel regarding pre-order, order and repair issues; and (ii) ZTEL shall have authority to act as MCI's agent for the limited purpose of transmitting MCI customer account data to credit reporting agencies specified by MCI. Neither Party will have the authority to enter into binding agreements or to otherwise act on behalf of the other Party. Neither Party will be responsible for any obligations incurred as an agent of the other Party.


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

7.29 Force Majeure. Neither Party will be responsible for any delay or failure in performance by it that results from causes beyond its reasonable control ("Force Majeure Events"), whether or not foreseeable by such Party. Such Force Majeure Events include adverse weather conditions, flood, fire, explosion, earthquake, volcanic action, power failure, embargo, boycott, war, revolution, civil commotion, acts of terrorism, acts of public enemies, labor unrest (including strikes, work stoppages, slowdowns, picketing or boycotts), and acts of God. If a Force Majeure Event occurs, the non-performing Party will give prompt notification of its inability to perform to the other Party. During the period that the non-performing Party is unable to perform, the other Party will also be excused from performance of its obligations to the extent such obligations are reciprocal to, or depend upon, the performance of the non-performing Party which has been prevented by the Force Majeure Event. The non-performing Party will use commercially reasonable efforts to avoid or remove the causes of its non-performance and both Parties will proceed to perform once the causes are removed or cease. Nothing in this Agreement will require the non-performing Party to settle any labor dispute except as the non-performing Party, in its sole discretion, determines appropriate. If a Force Majeure Event continues for more than forty-five (45) days, then the Party able to perform may terminate this Agreement with Cause.

7.30 No Third Party Beneficiaries. This Agreement is solely by and between Z-Tel and MCI. Except to the extent specifically set forth in this Agreement, no third party has nor will have any direct, indirect or beneficial rights in connection with this Agreement.

7.31 Assignability. This Agreement is not assignable in whole or in part by either Party without the written consent of the other Party, which consent shall not be unreasonably withheld. Without the prior written consent of MCI, not to be unreasonably withheld, (i) Z-Tel shall not assign, transfer, convey, or pledge this Agreement or any interest therein, whether by operation of law or otherwise; and (ii) no interest in this Agreement shall be sold, assigned, transferred, mortgaged, pledged, conveyed or encumbered, whether voluntarily, involuntarily or by operation of law or otherwise (including, without limitation, by merger, consolidation, dissolution, or voluntary or involuntary sale). It is expressly agreed that MCI may withhold or condition such consent based upon such matters as MCI may in its reasonable discretion determine, including, without limitation, the experience, expertise and creditworthiness of any potential assignee, the assumption by any assignee of all of Z-Tel's obligations hereunder by undertakings enforceable by MCI, and receipt of such representations and warranties from any assignee as MCI may reasonably request, including such matters as its organization, existence, good standing and finances and other matters. At the time of any assignment of this Agreement that is approved by MCI, the assignee shall assume all of the obligations of Z-Tel under this Agreement pursuant to an assignment and assumption agreement reasonably satisfactory to MCI. Any assignment, transfer, conveyance, pledge or mortgage in violation of this Section shall be voidable at the sole option of MCI. MCI may assign its rights and obligations under this Agreement to an Affiliate with the approval of Z-Tel, so long as MCI remains ultimately responsible for the performance of the assignee.


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7.32     Cumulative and Severable Nature of Rights. The Parties acknowledge and agree that various rights and remedies associated with this Agreement are cumulative, severable and nonexclusive of one another and of any other provision of this Agreement. Except as expressly set forth in this Agreement, nothing in this Agreement will limit any right or remedy the Parties may have under this Agreement or pursuant to Law or equity for any breach of this Agreement by the other Party.

7.33 Severability. Every provision of this Agreement is intended to be severable. If any provision or portion of a provision is deemed by a court or regulatory authority of competent jurisdiction to be illegal or invalid, then the remainder of this Agreement will not be affected and the Parties will negotiate replacement language in good faith. Moreover, any provision of this Agreement that is determined to be unreasonable, arbitrary or against public policy will be modified by the Parties in good faith negotiations so that it is not unreasonable, arbitrary or against public policy.

7.34     Notices.

         Any notices or deliveries permitted or required by this Agreement will be deemed delivered (i) upon delivery by messenger, if a receipt is obtained for delivery, (ii) one day after timely deposit for overnight delivery with Federal Express, United Parcel Service, Airborne Express or similar nationally recognized overnight delivery service, if such service obtains a confirmation of delivery, (or iii) five days after mailing, if mailed via certified or registered U.S. mail, return receipt requested; provided the notice is delivered, deposited for delivery, mailed or sent to the Party's address as set forth below:

         Z-Tel:

         Z-Tel Communications, Inc.
         601 South Harbour Island Boulevard
         Suite 220
         Tampa, Florida 33602.

         MCI:
         Wayne E. Huyard
         Chief Operating Officer
         Victoria D. Harker
         Chief Financial Officer
         701 South 12th Street
         Arlington, VA  22202

         If the notice is to Z-Tel, a copy, which will not constitute notice, is delivered, deposited for delivery, mailed or sent in the same manner to:

         Legal Counsel


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

         Z-Tel Communications, Inc.
         601 South Harbour Island Boulevard
         Suite 220
         Tampa, Florida 33602.

and, if the notice is to MCI, a copy, which will not constitute notice, is delivered, deposited for delivery, mailed or sent in the same manner to:

         Thomas F. O'Neil III
         Senior Vice President and General Counsel
         MCI
         701 South 12th Street
         Arlington, VA  22202

         In cases where this Agreement calls for receipt of notice, then such notices will be deemed made upon actual receipt by the Party to which notice is delivered. Any Party may change the address to which notices are to be delivered by giving notice of the change of address in the manner set forth above; except, however, that notwithstanding the foregoing provision, notice of a change of address will be deemed made upon actual receipt of the notice by the other Party. The foregoing shall in no way limit the manner and method by which either Party may give notice of disclosure of Confidential Information pursuant to Section 4.1.4 provided such Party acts in good faith.

7.35 Waiver. No failure or delay on the part of either Party to this Agreement in the exercise of any right, power or remedy the Party may have will operate as a waiver, nor will any single or partial exercise of any right, power or remedy by either Party preclude any other or further exercise of that right, power or remedy or the exercise of any other right, power or remedy. No express waiver or assent by any Party to any breach of or default in any term or condition of this Agreement will constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or conditions of this Agreement.

7.36 Construction. This Agreement was negotiated at arms' length and will not be construed more strongly against any Party regardless of which Party was responsible for its preparation. Wherever from the context it appears appropriate, each term stated in either the singular or the plural will include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender will include the other genders. The words "Agreement," "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole, including Exhibits, and not to any particular provision of this Agreement. Whenever the word "include," "includes" or "including" is used in this Agreement, it will be deemed to be followed by the words "without limitation." The various headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of any of the provisions of this Agreement.

7.37 Exhibits. All exhibits, schedules and other attachments to this Agreement are hereby incorporated by this reference as integral parts of this Agreement.

7.38 Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, and all of which will constitute one and the same instrument.

7.39 Binding Effect. This Agreement will be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties to this Agreement.

7.40 Fax Signatures. Signed facsimile copies of this Agreement, addenda, attachments and exhibits will legally bind the Parties to the same extent as original documents.

7.41 Saturday, Sunday or Legal Holiday. When the last day of a period during which an act may be performed or when notices are deemed delivered under this Agreement falls on a Saturday, Sunday, or legal holiday that period will be deemed to end on the next succeeding day, which is not a Saturday, Sunday or legal holiday.

7.42 Entire Agreement. With respect to its subject matter, this Agreement, together with any attachments, addenda (including subsequent addenda), schedules or exhibits, contains all the understandings and agreements of the Parties and supersedes all previous and all contemporaneous agreements, understandings, discussions and negotiations between the Parties, whether written or oral. The Parties agree that no letter of intent between them, no previous draft of this Agreement used by them and no similar version of this Agreement used by either Party in dealings with others will be admissible as evidence (whether in any arbitration or court of law) in any proceeding that involves the interpretation of any provisions of this Agreement. Except as otherwise expressly provided herein, this Agreement will not be modified or amended except by an instrument in writing signed by both MCI and Z-Tel.

7.43 Governing Law. Provisions of this Agreement subject to the jurisdiction of the Federal Communications Commission will be governed and interpreted in accordance with applicable Federal Laws. Provisions of this Agreement subject to the jurisdiction of a State Regulatory Authority will be governed and interpreted in accordance with applicable Federal and State Laws. In all other cases, this Agreement will be governed and interpreted under federal law and the laws of the State of Florida, without reference to its principles of conflict of law.

7.44 Venue. The Circuit Court in and for Hillsborough County, Florida and the United States District Court in and for the Western District of Florida shall be the sole venues for any litigation arising directly or indirectly from the relationship created or the transactions contemplated by this Agreement. Each of the Parties consents to the venue of any such court and waives any argument that any such court does not have jurisdiction over such party or that venue in any such forum is not convenient.

7.45 Technology Upgrades. Notwithstanding any other provision of this Agreement, Z-Tel will have the right to deploy, upgrade, migrate and maintain its network and operational support systems at its discretion, consistent with the applicable Specifications and SLAs, and consistent with Z-Tel's obligations pursuant to Section ___ with respect to providing, under license to MCI, all Software and other materials and Intellectual Property Rights conveyed by licenses ******** issued to MCI and relevant to such modifications. Nothing in this Agreement will limit Z-Tel's ability to modify its network and operational support systems to the extent permitted hereunder by applicable Law through the incorporation of new equipment or software or otherwise.

7.46 Disaster Recovery and Data Backup. Z-Tel and MCI agree that they will work together to develop, not later than 30 days after the Effective Date of this Agreement, a disaster recovery plan and off-site data backup and retrieval system based upon the data backup plan in attached Exhibit 14. Z-Tel agrees that it will implement, as soon as practicable, such a jointly developed disaster recovery plan and off-site data backup and retrieval system; provided, however, that any costs incurred by Z-Tel associated with the implementation of such a data backup and retrieval system are reimbursed by MCI as Direct Costs, subject to MCI's pre-approval.

7.47 Payphone Services Prohibited. Notwithstanding any other provision of this Agreement, under no circumstances may MCI use any facility or service provided by Z-Tel under this Agreement in connection with the provision of public pay telephone facilities or services.

7.48. Signing Bonus. Upon the execution and delivery of this Agreement by the Parties, Z-Tel will pay MCI a signing bonus of $2,330,000. Payment of this signing bonus is contingent and conditioned upon the execution and delivery of the Subscription, Preemptive Rights, and Registration Rights Agreement described at Section 6 of this Agreement.

7.49     This Agreement has been executed as of the date first set forth above.



         Z-TEL COMMUNICATIONS, INC.            MCI WORLDCOM Communications, Inc.



      By:                                   By:
         --------------------------            ---------------------------------



         --------------------------            ---------------------------------
         Print Name                            Print Name



         --------------------------            ---------------------------------
         Title                                 Title

                                    EXHIBIT 1
                             REQUIREMENTS STATEMENT

                            Z-TEL WHOLESALE SERVICES
                             REQUIREMENTS STATEMENT
                                       For
                                       MCI


Exhibit 1, p. 1 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                            Z-TEL WHOLESALE SERVICES
                             REQUIREMENTS STATEMENT
                                       FOR
                                       MCI

                                TABLE OF CONTENTS

        Overview
1.0     Customer Acquisition
        1.1      Product Development and Set-Up
        1.2      Product Requirements
        1.3      Product Management and Marketing
        1.4      Ordering
        1.5      Provisioning
        1.6      Fulfillment

2.0     Customer Care
        2.1      Call & Ticket Management
        2.2      Account Maintenance
        2.3      End User Correspondence

3.0     Wholesale Order Processing, Billing & Collections
        3.1      Order Processing
        3.2      CDR Processing
        3.3      Billing
        3.4      Payment Processing
        3.5      Collections
        3.6      Fraud

4.0     Access Billing & Revenue Assurance
        4.1      Access Billing
        4.2      LEC Reconciliation
        4.3      Revenue Assurance

5.0     Business Support
        5.1      Financial Reporting
        5.2      PSC Complaints
        5.3      LEC Relations & Regulatory


Exhibit 1, p. 2 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                TABLE OF CONTENTS

6.0     Non-LW Based Services

7.0     Software
        7.1      Category 1 Software
        7.2      Category 2 Software
        6.1      Category 3 Software
        7.4      Category 4 Software

8.0     Separate Ancillary Services
        8.1      Preapproval from MCI Not Required
        8.2      Preapproval from MCI Required
        8.3      Development of New Products, Processes or Software
        8.4      Other Unforeseen Costs for Ancillary Services

9.0     Wholesale Operations Support Team
        9.1      Implementation Support
        9.2      On-Going Support

10.0    Governance
        10.1     Overview
        10.2     Governing Body
        10.3     User Steering Committee
        10.4     Service Management Committee
        10.5     Governance Roles and Responsibilities

11.0    Change Control Process and Service Modifications
        11.1     Control Process
        11.2     Service Modifications
        11.3     Pending Development

12.0    Reporting
        12.1     Overview
        12.2     List of Wholesale Reports for MCI
        12.3     List of Data Feeds for MCI


Exhibit 1, p. 3 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     OVERVIEW

This Z-Tel Requirements Statement ("RS") describes and defines, at a high level, the Services and Software that Z-Tel will provide to MCI so that MCI can provide its Local Wholesale (LW) Based Services and non-LW Based Services to MCI customers. This document is organized by the major processes required to sell, deliver and maintain the services and support provided pursuant to the AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE between MCI and Z-Tel.

There are twelve (12) major components to the Z-Tel / MCI relationship.

         1.       Customer Acquisition
         2.       Customer Care
         3.       Wholesale Billing & Collections
         4.       Access Billing and Revenue Assurance
         5.       Business Support
         6.       Non-LW Based Services
         7.       Software
         8.       Ancillary Services
         9.       Operations Support
         10.      Governance
         11.      Change Control & Scope of Work Modifications
         12.      Reporting

      The structure of the RS is intended to:

                  - Document and describe, in sections 1 to 5 listed above, the Z-Tel Services and MCI responsibilities required to meet the business objectives within each activity/process for LW Based customers.

                  - Document and describe, in section 6 listed above, the Z-Tel Services and MCI responsibilities required to meet the business objectives within each activity/process for non-LW Based customers.

                  - Document and describe, in section 7 listed above, the Software required to provide Services to MCI customers.

                  - Document and describe, in section 8 listed above, the mechanisms by which direct cost estimates for Ancillary Service work will be submitted and approved and bills for Ancillary Service work will be paid.

                  - Document and describe, in sections 9 to 12 listed above, the structure and work activities required to meet Z-Tel and MCI business objectives.


Exhibit 1, p. 4 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.0      CUSTOMER ACQUISITION
         1.1      PRODUCT DEFINITION AND PRODUCT SET-UP
                  This process supports customer product definition, product approval and product set-up. Z-Tel and MCI have some joint responsibility within this process and must cooperatively work together to ensure that all activities are completed.

                                 Z-TEL SERVICES

-        Consumer Market Entry Schedule(1)
         -        Z-Tel will support the following states for provisioning
                  ********


                        ********

-        Small Business Market Entry Schedule
         -        Z-Tel will support the following states for provisioning via

                        ********
-        Implement Product
         -        Implement Local Calling Area
         -        Implement Service Area
         - A table of NPA/NXXs that MCI provides will define Service availability. The MCI Service availability list cannot be greater than that of Z-Tel and should never contain an NPA/NXX combination that


                              MCI RESPONSIBILITIES

-        Forecasts -- Monthly Forecasts
         -        MCI will provide a six month rolling forecast every month
         -        The forecast will separate consumer and small business
         -        The monthly forecast will include:
                  -        a) Total sales,
                  -        b) Net adds,
                  -        c) Average number of lines per account,
                  -        d) Number of 800#,
                  -        e) Average number of Voicemailboxes per account,
                  -        f) Number of concurrent MCI users on the OSS, and
                  -        g) Total number of MCI users on the OSS.
         -        Forecasts -- Quarterly Forecasts
         -        MCI will provide a quarterly forecast by state
         -        The forecast will separate consumer and small business
         -        The quarterly forecast will include:
                  -        a) Total sales,
                  -        b) Net adds,
                  -        c) Average number of lines per account,
                  -        d) Number of 800#, and
                  -        e) Average number of Voicemailboxes per account.


                              ********

Exhibit 1, p. 5 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                 Z-TEL SERVICES

                  is not found in the Z-Tel service
                  availability list.
         - Z-Tel will restrict any product with a local component from being offered in NPA/NXX combinations that do not appear on MCI's Service availability list.

-        Define Product
         - MCI Service Representative should only see the product availability and selection that are applicable/available to a given customer.

- Z-Tel will support MCI defined products ******** that have the following components
         -        Integrated local and long distance
         -        Ability to add additional lines to an account
         -        Voice Mail
                  -        via Z-Node rather than RBOC platforms
-        Load Billing Data
         -        Review Product Billing Request Form
         -        Update Portfolio Manager
         -        Update Pre-processors with Calling Areas -
                  -        MCI will use Z-Tel's established Local Calling Areas
         - Update ******** - only if substantial changes to bill format are required, i.e. any system change requiring an invoice change, implementation must be negotiated
-        System/Network Updated
         -        Update BAN/PIC Table
         -        Update Ring Information (RTS)
         -        Develop Web Content (Joint Responsibility)
         -        Update Z-Tel Controlled Web Site -
                  -        Receive Web Content Proposal from MCI
                  -        Review Content and Determine Work Effort Required
                  -        Determine Release the Content will be in
         -        Set Up NDM (Network Data Mover)

                              MCI RESPONSIBILITIES

-        Legal/Regulatory
         -        File Retail Tariffs as Required
                   ********
         -        Define Product
         -        Outline Product Offering & Definition
         -        Fill out Z-Tel Product Billing Request (PBR) Form
                   ********
                   of Z-Tel's serviceable area)
                  -        Maintain Service Availability list by NPA/NXX
                   ********

         -        Mapping the app/cam or DNIS (Dialed Number Information
                           Services) to sales groups to pass information to **** for product availability and selection.
                  - MCI will determine the product availability and selection that are applicable/available to a given customer.
-        Load Billing Data
         -        Define and provide rates
         -        Update and Verify Tariff Valid
-          System/Network Updated
         -        Develop Web Content (Joint Responsibility)
                  -        Develop WEB Content Proposals
-        Implementation
         -        Testing
         -        Training
         -        Beta Testing in Production


Exhibit 1, p. 6 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.2      PRODUCT REQUIREMENTS
         Products provided in conjunction with this Requirements Statement will comply with the following provisions and limitations:

         1.2.1    MARKET ENTRY
                  -        Consumer Market Entry Schedule - see section 1.1
                  -        Small Business Market Entry Schedule - see section
                           1.1
                  - Z-Tel will perform certain functions based on the MCI defined Service Availability
                           - One NPA/NXX table (MCI provided) will define Service availability for Consumer and Small Business.
                           - Z-Tel will restrict any service with a local component from being offered in NPA/NXX combinations that do not appear on MCI's Service Availability List
                           - MCI can define products and pricing plans by NPA/NXX level.
                   ********


1.2.2    MCI PRODUCTS ON Z-TEL PLATFORM
         1.2.2.1 Z-Tel will support MCI defined products via UNE-P that have the following components:
                  -        Integrated local and long distance
                  -        Ability to add additional lines to account
                  - The following product features will be supported where available:
                   ********

                           NOTE: Feature functionality and availability are ILEC and switch dependent.
                  - Z-Tel will support Operator Service and Directory assistance via the ILEC platform
                   ********

                                    -        Consumer:

                   ********

         1.2.2.2  The following Z-Node features will be supported via the Z-Node
                                     ********

                  -        Voicemail
                  -        Find Me
                  -        Notify Me (via E-Mail)


Exhibit 1, p. 7 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.2.2.3  Each defined product should be able to:
                   ********

1.2.2.4  Relative to MCI end-user access to the Z-Node
         -        Z-Tel will support dial-up access to the Z-node platform via:
                  -        Dialing "00" from LW Based ANI
                  -        Dialing LW Based ANI
                           - (Dialing via this method may require end user to manually enter Z-Line number and
                                    PIN)
                   ********

1.2.2.5  Relative to movement among MCI product offerings:
                   ********

Exhibit 1, p. 8 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.2.2.6  Relative to specialized Consumer product offerings:

                   ********

         - Z-Tel will support MCI defined Link-up credit for all eligible MCI Residential LW-based customers

                   ********

         - Z-Tel will support the ability for a customer to select Inside Wire repair as a product feature.
1.2.2.7  Relative to specialized Small Business product offerings:

                   ********

1.2.2.8  The following types of Directory Listings will be supported
         -        Main Listing (Business and Residential)
         -        Additional Main
         -        Business & Residential Additional
         - Non-Listed (is not listed in the directory but is listed in the 411 database)
         -        Non-Published (not listed in the directory or 411 database)
         -        Primary Caption (not residential)
         -        Primary Straight Line Under (SLU) (not residential)


Exhibit 1, p. 9 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.2.3    PROMOTIONS
         - Z-Tel will support MCI promotion selection via the desktop or as part of the bundled product. The ability to review every promotion and determine if system changes are required is necessary before committing to a promotion installation timeline. A process for communicating promotional information will be established similar to that of the PBR.
         -        Promotions can be:
                  -        Awarded via fulfillment stream
                  -        Awarded via billing credit
1.2.4    BRANDING
         - Z-Tel will brand or silent brand Operator Services and Directory Assistance for MCI customers on Z-Tel platform, as such branding becomes available specific to MCI end users.
         - Z-Tel will brand web sales, account maintenance, and voicemail sites within reason, as requested by MCI.
         - Z-Tel will brand invoices and remittance envelopes as requested by MCI.
         - Z-Tel will change voice prompts as reasonably requested to brand the Z-Node prompts for MCI Customers.
1.2.5    CHANNEL
         - Z-Tel will support the provisioning of all LW based orders sent from MCI representatives through MCI's access to Z-Tel's suite of applications.
         - Z-Tel will support distinguishing sales made through the inbound and outbound channels through the ********
         -        determine product and pricing plan
                  availability and also whether MCI will require the customer to go through a back-end deposit collection process before processing an order.

                   ********

1.2.6    SUPPORT FOR MCI PARTNER MARKETING
         - Z-Tel will support the following aspects of MCI's partner marketing as requested by MCI, including:

                   ********


Exhibit 1, p. 10 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.2.7    WEB SALES AND SERVICE
         - Sales flow will be branded MCI with a single MCI brand and or co-branded with partner graphics if applicable. Any other brands (ex. MCI Small Business) will be dealt with separately as defined in section 10.2 (service modifications).
         - Z-Tel will support online account maintenance and My Z-Line functions for LW based customers.
         - MCI Residential Customers will be able to order service on-line, manage their account, and access Z-Node features from the web.
         -        MCI Small Business Customers will be able to manage their
                  account and access Z-Node features from the web.
         -        The Account Management portal will link to online Z-Line
                  features.
1.2.8    CUSTOMER INVOICING

                   ********

         -        MCI must define the universe to which the message applies:
                  -        Consumer/ Small Business
                  -        State
                  -        Product
         -        MCI must define what section to place in:
                  -        Front page
                  -        Product Level
                  -        General Information
                  -        Duration

                   ********

1.2.9    FULFILLMENT
         - Z-Tel will support all of the following Fulfillment transactions:
                  -        New Service
                  -        Migrations
                  -        Maintenance Orders
                  - Jeopardy Post Cards - note this data can be retrieved from the database but Z-Tel will not send a file
                  -        NPA Split
                  - Refulfillment - this will be handled via Service Request and manually processed by MCI Reps
         - Z-Tel will transmit fulfillment activity and transactions ******** using the protocol specified and in the format specified by MCI.
         - Z-Tel will transmit fulfillment files to Fulfillment House of MCI's choice once all components of the order are provisioned.
         - Z-Tel will provide pre-advice with each fulfillment file being sent to fulfillment vendor.

                   ********


Exhibit 1, p. 11 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

         - Z-Tel will notify MCI Fulfillment team of any changes to the interface between Z-Tel and the Fulfillment House at least 30 days prior to the change. Z-Tel and the MCI Fulfillment team will work together to develop an appropriate ICD (Interface Control Document) to reflect the change.

1.2.10   DESKTOP DATA ROUTING
         -        ADP
                  -        Z-Tel will give MCI ADP application source code.
                  - Z-Tel will support application for problem resolution for first 90 days of production.
                  - MCI will assume support responsibility after first 90 days of production.
                  -        MCI will be responsible for ********
                           infrastructure related issues.
         -        CCI
                  - Z-Tel will support CCI application and provide enhancements based on Z-Tel's own CCI design/upkeep.
         -        IVR
                  -        Z-Tel will support IVR for problem resolution

1.2.11   MCI CALLING CARD
         The MCI calling card will be used, in lieu of the Z-Tel travel card, for all domestic, international outbound/inbound and country-to-country
         calling card calls.                    ********
         The following rules will apply to each company:
         - Z-Tel will support MCI Calling Card Services in the following manner

                   ********


Exhibit 1, p. 12 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                  - Z-Tel will support an option for lower rated domestic calling card calls for a monthly fee.
         -        Z-Tel will also:

                  ********

         -        MCI will:

                  ********


Exhibit 1, p. 13 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                   ********



Exhibit 1, p. 14 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.3      PRODUCT MANAGEMENT AND MARKETING
         This process supports Inbound, Outbound, Agent, LOAs and ELOAs as sales channels. MCI will develop and manage all Sales leads including TPV and commissioning.

                                 Z-TEL SERVICES

-        Define/Develop Marketing Strategy and Materials
         -        Update ******** with Required Data (SSN)
-        Implement New State
         -        Define Rollout Strategy (Joint Responsibility) -
                  -        Z-Tel Has Regulatory Presence & Relationship w/ ILEC
                  - Rollout Schedule for Each Company Must Align with OSS Readiness in Market
         -        Operations Readiness (Joint Responsibility)
                  -        Systems & Processes Must Be Ready to Go
         -        Beta Testing (Joint Responsibility) -
                  -        Both Companies:
                           -        Will Establish Parameters for Timeline
                           -        Will Establish Number of Orders for Testing

                              MCI RESPONSIBILITIES

-        Define Customer Profile and Products
         -        Develop High Level Customer Profile of Desired Customer Base
         -        Modify Profile to Account for Unique Market Characteristics
         -        Define Serviceable Areas
         -        Define Marketable Areas
         -        Define Product Offering
         -        Develop Rates
         -        Develop Campaign
-        Define/Develop Marketing Strategy and Materials
         -        Develop Marketing Materials
         -        Develop Sales Tools and Scripts
         -        Communicate Marketing and Sales Strategy to Sales Personnel
         -        Maintain Product Information
-        Conduct Customer Promotion
         -        Develop Promotional Strategy
         -        Develop Materials for Promotion
         -        Develop List of Prospective Customers for the Promotion
         -        Send Promotional Material to Customer
         -        Obtain Customer Details for Contact
         -        Track Promotion Success
-        Manage Sales Leads
         -        Generate Cross-Sales Opportunities
         -        Obtain Leads from Third Parties
         -        Screen Leads Against Do Not Call List
         -        Screen Leads
         -        Commissioning System
-        Implement New State
         -        Define Rollout Strategy (Joint Responsibility)
                  -        Z-Tel Has Regulatory Presence & Relationship w/ ILEC
                  - Rollout Schedule for Each Company Must Align with OSS Readiness in Market
         -        Define Sales Estimates


Exhibit 1, p. 15 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                              Z-TEL SERVICES

                              MCI RESPONSIBILITIES

         -        Filings with State PUC, Tariffs
         -        Operations Readiness (Joint Responsibility)
                  -        Systems & Processes Must Be Ready to Go
         -        Beta Testing (Joint Responsibility) -
                  -        Both Companies:
                           -        Will Establish Parameters for Timeline
                           -        Will Establish Number of Orders for Testing


Exhibit 1, p. 16 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.4      ORDERING
         This process supports all of the functions associated with the sale of the product to an MCI customer

                                 Z-TEL SERVICES

-        Quality Assurance
         -        Z-Tel will support process questions that are system related
         -        Z-Tel will assist ******** in training the MCI Trainer

                                 MCI RESPONSIBILITIES

-        Initiate Sales Contact
         -        Receive Inbound Call
         -        Initiate Outbound Call
         -        Receive Online Order
         -        Receive e-LOA
         -        Solicit Customers Through Agents
         -        Product Inquiries
-        Gather Customer Information
         -        Obtain Customer's Name and Address
         -        Determine Payment Option and Validate
-        Customer Screening
         -        Service Area Screening
         -        Credit Score
         -        Perform LEC Validation
-        Account Set-Up
         -        Select Products Requested
         -        Select Sales Serial Number (Commissioning)
         -        Set Due Date
         -        Account Created
         -        Partner Information Loaded
-        Validate Order and Submit
         -        Third Party Verification (TPV)
         -        TPV Fallout
-        Quality Assurance
         -        TPV Audits
         -        Do Not Call Lists
         -        Provide Training - MCI Will Train the Reps
         -        Call Monitoring
         -        Order Quality Check
         - ******** Will Create Desktop/Tech Top System User Manuals that will be used by MCI Trainers
-        Process Online Orders
         -        Perform LEC Validation
         -        Select Products Requested


Exhibit 1, p. 17 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.5      PROVISIONING
         This process supports the provisioning for local service, long distance service and Z-Node services.

                                 Z-TEL SERVICES

         ********
                              MCI RESPONSIBILITIES

         ********


Exhibit 1, p. 18 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                 Z-TEL SERVICES

                   ********

                              MCI RESPONSIBILITIES

Exhibit 1, p. 19 of 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     1.6  FULFILLMENT

          This process supports pre-defined customer notification during the Provisioning and Customer care processes. Welcome packages and instructions are mailed during Provisioning by MCI.


                                 Z-TEL SERVICES

     -    Support Ordering & Provisioning
          -    Z-Tel Receives Completion Notice that Triggers Fulfillment
          -    Z-Tel Sends Daily Fulfillment File to MCI Vendor

     -    Customer Initiated Notification
          -    Z-Tel Receives Completion Notice that Triggers Fulfillment
          -    Z-Tel Sends Daily Fulfillment File to MCI Special Notifications
     -    Special Notification
          -    Collection
          -    Usage Blocks
          -    Fraud Notices


                              MCI RESPONSIBILITIES

     -    Support Fulfillment for Ordering & Provisioning
          -    New Order
          -    Order Confirm & Product Guide
          -    Travel Card Package
          -    Welcome Package with Product Information
          -    New State Beta Testing Packages
          -    Service Activation Problems
     -    Customer Initiated Notification
          -    Billing & Local Call Detail Inquiries
          -    Change Order Requests (Joint Responsibility)
          -    Re-Fulfillment Requests
          -    Invoice Re-Prints
          -    PSC Complaint Response
          -    Correspondence Response
          -    Special Product Request (Joint Responsibility)
          -    Suppress email communications
     -    Special Notification
          -    Billing Error & Credit Notices
          -    Usage Blocks
          -    NPA Splits
          -    Fraud Notices
     -    Marketing Notifications
          -    New Products
          -    Rate Change Information
          -    Bill Inserts and Messages
          -    E-Mail Messages
          -    Bill Inserts and Message
          -    Incentive Fulfillment
     -    Quality Assurance
          -    Returned Fulfillment
          -    End to End Reconciliation
          -    Edit request
          -    Quality Print Review


EXHIBIT 1, P. 20 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

2.0  CUSTOMER CARE

     2.1  CALL & TICKET MANAGEMENT

          This process supports inquiries from customers about provisioning, repair and billing issues, concerns and problems.


                                 Z-TEL SERVICES

     -    Call Flow Management
          -    Provide and deliver IVR software
          -    Z-Tel will email work requests and rejects to MCI's ********


                              MCI RESPONSIBILITIES

     -    Call Flow Management
          -    Create IVR Scripting & Define Functionality
          -    Update IVR for Script Changes & Functionality
     -    Workforce
          -    Staffing Forecasts
          -    Agent reports
     -    Quality Assurance
          -    Planning & Analysis
          -    Quality Monitoring
          -    Send Customer Info When Wronged by ILEC


     2.2  ACCOUNT MAINTENANCE

          This process involves maintaining updated customer information, resolving billing inquiries, processing service cancellation requests, providing service usage instructions, handling change order requests and addressing repair issues.


                                 Z-TEL SERVICES

     -    3rd Level Escalation Support


                              MCI RESPONSIBILITIES

                   ********


EXHIBIT 1, P. 21 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                 Z-TEL SERVICES


                              MCI RESPONSIBILITIES

                   ********


EXHIBIT 1, P. 22 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     2.3  END USER CORRESPONDENCE

          This process supports responses to customers through the mail or web. PSC correspondence is handled separately in section 5.2


                                 Z-TEL SERVICES

     -    3rd Level Escalation Support


                              MCI RESPONSIBILITIES

     -    Returned Mail
          -    Invoices
          -    Collection Letters
     -    Mail Inquiries
          -    Complaint
          -    Disconnect Request
          -    Payment
          -    Suggestions
     -    Web Inquiries
          -    General Inquiries and Escalations

          -    Suggestions


3.0  WHOLESALE ORDER PROCESSING, BILLING & COLLECTIONS

     3.1  CDR PROCESSING

                   ********


EXHIBIT 1, P. 23 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                 Z-TEL SERVICES

                   ********


                              MCI RESPONSIBILITIES

     -    Send CDRs for Long Distance to Z-Tel ********

     - MCI will send all CDRs for card calls and will be re-rated for international and domestic, except inbound international

     -    Develop and maintain and provide "classic" CDR format documentation.


EXHIBIT 1, P. 24 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     3.2  BILLING

          This process supports the customer invoicing and taxing activities. Products and rates are loaded into the Z-Tel system along with specific bill messages. Several cycles are run each month. Bill Verification is completed to ensure the accuracy of each customer's statement. Invoices are printed and mailed along with a remittance slip for payment. Taxes are calculated on each invoice and then a file is produced each month for reporting and tax filing.


                                             Z-TEL SERVICES

     -    Maintain Customer Billing Information
          -    Maintain Rate Plan Information
          -    Maintain Retail Tax Rate Information
          -    Maintain Bill Messages
          -    Maintain Bill Cycle Schedules
          -    NPA Splits
     -    Run Bill Cycle
          -    Verify Set-Up
          -    Process Pre-Scripts
          -    Run Bill Cycle
     -    Certify Bill Cycle
          -    Verify Bill Run
          -    Approve Cycle
     -    Invoicing
          -    Create Invoice File
          -    Verify File
          -    Send Files for Processing
          - Support monthly messaging requirements (see requirements in Customer Invoicing - section 1)
          - Z-Tel will deliver a sample of hard copy invoices to the MCI Audit and Invoice Strategy teams following each invoice cycle for review.
     -    Compute Taxes
          - Z-Tel will employ taxing and surcharging procedures and applications as approved by MCI.

                   ********


                              MCI RESPONSIBILITIES

     -    Process Refunds
     -    ******** (MCI Legacy Customers)
          -    Provide Data Feed of MCI Legacy Non-LD Customers to Z-Tel
     -    Invoicing
          - Deliver monthly message targeting & verbiage to Z-Tel within agreed upon timelines.

     -    Compute Taxes
          - MCI will load this modified output file ******** into its tax reporting system to generate reports and provide the MCI tax department information needed for MCI to file and pay taxes.


EXHIBIT 1, P. 25 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                 Z-TEL SERVICES

          - Z-Tel through ******** will place these taxes on the bill, aggregating like taxes into a single entry on the invoice. Once the bill cycle is completed, an output file (modified to support MCI requirements) will be generated that provides the tax detail associated with that bill cycle.

-    Finalize Bill Cycle
          -    Process Tax File
          -    Create Credit Card Files
          -    Generate Financial Reports as agreed to in Reporting Section

                              MCI RESPONSIBILITIES

3.3  PAYMENT PROCESSING

     This process supports Credit Card (CC) and Lockbox processing. Customers can select to have their monthly bill applied to their credit card. In lieu of automatic payments, customers can send in a check that will be posted to their account. Any payments accounts set-up (Lockbox, Credit Card, Western Union) will be set up as an MCI account. However, Z-Tel will receive a daily copy of the file containing payment information in order to update customer accounts.


                                 Z-TEL SERVICES

-    Daily Payments

          -    Lockbox and Walk-Up - Z-Tel Pulls Files

          -    Credit Card Payments

          - Non Sufficient Fund Checks will be Debited Back to Account and NSF Fee Applied to Account

          - Z-Tel will Debit Back to Account and NSF Fee Applied to Account via lockbox feeds

          - Response must be triggered at Z-Tel from CC Rejects File for customer notification, AR system payment reversal, and account change to direct remit.

-    Cycle Processing
          -    Credit Card
-    Quality Assurance


                               MCI RESPONSIBILITIES

-    Daily payments
          -    Credit Card Rejects File
          -    Non Sufficient Fund Collections
          - Notification of Non Sufficient Fund Checks will be sent to Z-Tel via Lockbox feed.

-    Quality Assurance
          -    Suspended Research


EXHIBIT 1, P. 26 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     3.4  COLLECTIONS

          This process supports the ability to manage customers' account balance related to timely invoice payments. MCI is responsible for all customer bad debts


                                 Z-TEL SERVICES

********


                              MCI RESPONSIBILITIES

-    Past Due
          -    Inbound and Outbound Calling - Accept/Initiate Calls to Customer
          -    Customer Payment
-    SNIPs
          -    Inbound and Outbound Calling
          -    SNIP Rejects
          -    Research and Resolve MCI and ILEC caused rejects
          -    Research pending and overdue orders (Operational Issues)
-    Restoral
          -    Restoral Rejects
               Research and Resolve MCI and ILEC caused rejects
               Research pending and overdue orders (Operational Issues)
          -    Update Accounts
-    Disconnect
          -    Disconnect Rejects
               Research and Resolve MCI and ILEC caused rejects
               Research pending and overdue orders (Operational Issues)
-    Collectors
          -    Internal
          -    OCAs
          -    Credit Counseling Agencies
          -    OCA Eligibility
               Provide Z-Tel with eligibility rules

-    Quality Assurance
          -    Analysis
          -    Workforce Management
          -    Rep Monitoring
          -    Deliver Training


EXHIBIT 1, P. 27 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                 Z-TEL SERVICES

               Define eligibility based on MCI business rules
     -    Quality Assurance
          - Process Definition and Create ******** Training Materials for MCI


                              MCI RESPONSIBILITIES



     3.5  FRAUD

          This process supports activities related to identifying and eliminating fraudulent usage. Usage monitoring is performed along with fraud alerts related to multiple or long duration calls to high fraud countries. Long Distance blocks may be used to help stop suspected usage fraud and increased bad debt. In addition, identify and payment fraud is monitored and reported to the appropriate Federal or state agencies.


                                 Z-TEL SERVICES

     -    Outside Agency Cases
          - Z-Tel Will handle General Requests from Law Enforcement for Call Records, Traps, etc. (non-Z-Tel/MCI initiated)


                              MCI RESPONSIBILITIES

-    Usage Alerts
          -    LD Carrier
          -    Create Unbilled Usage Alerts
          -    Work Usage Alerts
          -    Process Definition & Create Training for MCI Trainers
          -    Escalations 3rd level
-    Fraud
          -    Identity
          -    Payments
          -    Network
          -    Familiar Fraud
          -    Usage Fraud
-    Outside Agency Cases
          -    LD Carrier
          -    Law Enforcement Agencies for Fraud Cases
          -    Subpoenas for Fraud Cases
-    Quality Assurance
          -    Case Tracking
          -    Workforce Management
          -    Training
          -    Rep Monitoring
          -    Internal Controls


EXHIBIT 1, P. 28 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

4.0  ACCESS BILLING & REVENUE ASSURANCE - THIS IS DONE MONTHLY

     4.1  ACCESS BILLING

          This process supports the process of billing and collecting the access revenue due Z-Tel from IXC providers.


                                 Z-TEL SERVICES

-    Usage Records Processing and Transfer
          -    Receive Records
          -    Log Records Received
          -    Identify Wholesale Owner and Populate for Billing
          -    ********
          -    Verify File Received Records
          -    Research & Correct Errored Records
-    Billing
          -    Test & Verify Rates
          -    Post Ad-hoc Charges (OC&C, PIC Changes)
          -    Calculate Bills
          -    Verify Bill Information
          -    Mail Invoices
-    Collections
          -    A/R Reporting
          -    Post Payments
          -    Past Due Payments
          -    Dispute Management & Reporting
          -    Calculation of Access Credit for Wholesale Customer
          -    Data Warehouse & Archive
-    Quality Assurance
          -    Access Revenue Reports
          -    Access Usage Trending Reports


                              MCI RESPONSIBILITIES


EXHIBIT 1, P. 29 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     4.2  ********



                                 Z-TEL SERVICES

-    File Maintenance
          -    Receive Billing Data (BDT or Other Format)
          -    Log ******** Bill Data Receipt
          -    Transfer BDT File & Convert to Readable Format
          -    Estimating Process for Paper Format
-    Contract Reconciliation & ILEC Bill Audit
          -    Perform 200 Plus Automated Audits on BDT
          -    Identify & Report Valid Charges
          -    Identify & Report Subscriber Activity
          -    Identify & Report Discrepancies
-    Dispute Management
          -    Calculate Amounts Over/Incorrectly Billed
          -    File Disputed Amounts & Provide Detail in ******** Format
          -    Verify ******** Receipt of Dispute
          -    Enter Data for Dispute Tracking
          -    Track & Escalate Through Resolution


                              MCI RESPONSIBILITIES


EXHIBIT 1, P. 30 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     4.3  COST & REVENUE ASSURANCE

          This process supports the analysis and resolution of differences between ********. These discrepancies could mean gaps in revenue recognition or cost exposure. Any differences are thoroughly researched and then corrected. If applicable, disputes are processed against the ********.


                                 Z-TEL SERVICES

-    Reconciliation Support

          -    Compare ********

          -    Identify Cost Discrepancies for Disputes

          -    Provide Detail for ********

          -    Reporting

-    Quality Assurance

          -    Customers With No Usage

          -    Closed Accounts With Usage

          -    Manual Closures - Notify IXC - Depending on TIPCO

-    Line Loss

          -    ********

          -    Update Accounts

          -    Notify Vendors

          -    Work Fallout per Service Level Agreements

          -    Work Escalation Related to Fallout


                              MCI RESPONSIBILITIES


EXHIBIT 1, P. 31 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

5.0  BUSINESS SUPPORT

     5.1  REPORTING

          This process supports the operational, regulatory and executive oversight required to manage the project


                                 Z-TEL SERVICES

-    Reporting
          -    Provide: Executive Portal Access
          -    Send Ordering/Provisioning Feed
          -    Costing & Billing Invoice
          -    Data Warehouse & Archive
          -    Provide reports as described in Exhibit 13 to the Definitive
               Agreement


                               MCI RESPONSIBILITIES

-    End of Month
     -    Product Detail
     -    Credit Detail
     -    Trial balances
     -    A/R Aging
-    Accounts Receivable
     -    Aging Report
     -    Cash Reconciliation
-    Regulatory
     -    FCC Reporting
     -    State PSC Reporting
     -    State Reporting
     -    Tax Filing
-    Reporting
     -    Create Reports Out of Executive Portal
     -    Pull Data From Repository


EXHIBIT 1, P. 32 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     5.2  PSC COMPLAINTS

          This process will support research and resolution of PSC inquiries and complaints.


                                 Z-TEL SERVICES

-    Quality Assurance
          -    Support 3rd level Escalations
- ILEC Slamming Complaints - assuming it was erroneously sent to Z-Tel, Z-Tel will forward the complaint to MCI for resolution
          -    Receive Complaint
          -    Send Complaints to MCI For Resolution
          -    Receive MCI Response
          -    Forward MCI Response as necessary
          -    Resolve Z-Tel Complaints


                              MCI RESPONSIBILITIES

-    Receive Complaint
          -    Receive
          -    Open Case
          -    Scan Complaint
          -    Assign to Rep
          -    Update Account
-    Research
          -    Billing
          -    Slamming
          -    Service
-    Resolve
          -    Customer Contact
          -    Response to PSC
          -    Account Updated
          -    Case Closed
-    Quality Assurance
          -    Case Tracking
          -    Rep Monitoring
          -    Daily Reporting
-    ILEC Slamming Complaints
          -    MCI Send Response to Z-Tel


     5.3  LEC RELATIONS & REGULATORY

          This process supports the contacts and relationships with the ILECs and state tariff support.


                                 Z-TEL SERVICES

-    Tariff Support
          -    Receive ILEC Product Information
          -    Z-Tel Tariff Filings
          -    FCC/PSC Guideline Research
-    ILEC Relations
          -    Industry Policy
          -    Single Point of Contact to ILECs
          -    ILEC "Bad Acts" Reporting
-    LEC Control
          -    Gather Customer Issues
          -    Compile Monthly Support Documentation
          -    Work With NAG on ILEC Disputes and Billing Back to ILEC
          -    Monthly Tracking


                              MCI RESPONSIBILITIES

-    MCI Tariff Filings
-    FCC/PSC compliance


EXHIBIT 1, P. 33 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

6.0  NON-LW BASED SERVICES

          STAND ALONE VOICEMAIL OFFERING

     6.1  Product Definition
               -    ********
               -    Platform interfaces will be branded as specified by MCI.
               -    No out-dial functions will be enabled.

     6.2 The Z-Tel Wholesale Voicemail product will have the following features:
               - Voicemails can be accessed and the voicemail box configured on the phone and from the web.
               -    Callers can leave voicemails.
               - Voicemails may be listened to, saved, deleted by the customer.
               -    PIN protected access to each voicemail box will be provided.
               - Customer can be notified of new voicemails by email, email enabled wireless device, and ICQ IM.
               -    Personally recorded names and greetings

     6.3  Interfaces - The following Interfaces are included:
               Provisioning
                    -    ********.

               Maintenance
                    -    ********.
               Billing
                    -    End User billing will not be supported by Z-Tel

               Reports - The following reports will be provided:
                    -    System Performance
                    - Audit report: lists all SVM accounts with status and partner ID so that MCI can compare to their own systems/records.


EXHIBIT 1, P. 34 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     6.4  MCI Responsibilities for the Z-Tel Wholesale Voicemail product:
               - MCI will be responsible for all customer contacts, sales, fulfillment, billing, provisioning of orders, and provisioning of a CFBNA number and terminating a voice circuit to Z-Tel.
               - MCI will be responsible for providing NPA/NXX splits to their account Telephone numbers and Login Ids.
               - MCI is responsible for developing any systems required to utilize the Z-Tel XML SVM provisioning gateway.
               - MCI is responsible for deploying an appropriate web browser to access the maintenance tools and for providing data access to the servicing web server.
               - MCI will provide Z-Tel with a monthly and quarterly forecast in the same format as for the LW services described in section 1.1


EXHIBIT 1, P. 35 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

7.0  SOFTWARE

     7.1  CATEGORY 1 SOFTWARE

          The term "Category 1 Software" means Software ********.


******** APPLICATION       FUNCTION                    USE IN PROVIDING SERVICES TO MCI                               WHERE DOES
                                                                                                                     THE SOFTWARE
                                                                                                                        RESIDE
******** Z-Node Services   ********                    Z-Line(TM) Voicemail takes messages that can be accessed        ********
                                                       anytime, anywhere from either the phone or the Web. Use
                                                       Z-Line Features to listen to, save or delete Voicemail
                                                       messages from any personal computer. Messages are listed
                                                       by caller phone number.

                           ********                    When activated enables a subscriber to provide up to            ********
                                                       three phone numbers which will be called in sequence
                                                       until the subscriber answers. If no answer, caller is
                                                       dropped into voicemail.  Numbers can be changed by the
                                                       subscriber as often as desired from any phone or on the
                                                       Web. This feature can also be turned off to send callers
                                                       straight to voicemail.

                           ********                    Notify Me is a Z-Line feature that automatically                ********
                                                       notifies the subscriber by e-mail, pager text messaging,
                                                       or ICQ  online chat each time a Voicemail message is
                                                       received. Notify Me can be turned on or off by phone or
                                                       from the Web

                           ********                    All of the above features can be accessed and maintained        ********
                                                       by the user via the web (e.g., voice mail can be turned
                                                       on/off, find-me numbers can be added/changed/deleted)

                           ********                    All software required to provision and maintain Z-Line          ********
                                                       accounts as well as the OA&M software for operating the
                                                       system at scale.

******** OSS Support       ********                    Parameters that customize the "out of the box" ********         ********
         Applications                                  application so the application executes Z-Tel business
                                                       rules

******** OSS Support       ********                    Web-based application that allows visitors to our web           ********
         Applications                                  site to determine whether or not a specific phone number
                                                       they wish to dial would be rated as local to their
                                                       account telephone number Requires Internet Browser on
                                                       MCI Desktop

                           ********                    Allows customer care reps to examine and/or print a list        ********
                                                       of local calls for the period in question if a user calls
                                                       up with questions about exceeding their "cap" (varies by
                                                       state and product). The LLC Viewer has been benchmarked
                                                       at 100 requests per day


EXHIBIT 1, P. 36 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

VENDOR   APPLICATION       FUNCTION                    USE IN PROVIDING SERVICES TO MCI                               WHERE DOES
                                                                                                                     THE SOFTWARE
                                                                                                                        RESIDE
                           ********                    Rating engine that processes all incoming CDRs and              ********
                                                       categorizes/classifies/routes activity to the proper
                                                       destination/process.  Includes member-to-member rating

                           ********                    Scripts executed prior to and following a ******** bill run     ********
                                                       which ensure the integrity of the run and support
                                                       validation prior to forwarding the invoices to ********

         CCI (Customer     ********                    Desktop service tool used on the desktop to help manage         ********
         Care Interface)                               calls

         Sales Support     ********                    Web-based front end to a reporting menu that allows a           ********
         Applications                                  user to navigate the reporting hierarchy and request
                                                       reports.

         System            ********                    Provides system interface to ******** application               ********
         Integration


EXHIBIT 1, P. 37 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     7.2  CATEGORY 2 SOFTWARE

               The term "Category 2 Software" means ********

********    APPLICATION          FUNCTION                    USE IN PROVIDING SERVICES TO MCI                           WHERE DOES
                                                                                                                       THE SOFTWARE
                                                                                                                          RESIDE
********    ********(6 modules)  ********                    The Operational Support System (OSS) used to order       ********
                                                             and provision local, long distance and Z-Tel             ********
                                                             proprietary services

                                 ********                    The Operational Support System (OSS) used to answer      ********
                                                             questions and make changes to local, long distance       ********
                                                             and Z-Tel proprietary  services

                                 ********                    The Operational Support System (OSS) used to process     ********
                                                             CDRs  received from ILEC & IXC - sort according to
                                                             billable events, apply billing rate to events per        ********
                                                             customers' price plan

                                 ********                    The Operational Support System (OSS) used to correct     ********
                                                             and resubmit rejected orders and change orders

            Executive Portal     ********                    Reporting on any information that resides within         ********
                                                             ********

********    CACS                 ********                    Support collection efforts. Formats and sends legally    ********
********                                                     sufficient collection notices to delinquent customers    ********
********                                                     in various jurisdictions.  Tracks history of contact     ********
                                                             between collection agents and delinquent customers.

********    ********             ********                    Provision end user customers with the ILEC. Provides
                                                             for transmission of orders for/from ILECs, including     ********
                                                             translation, mapping functionality, etc.  Interacts
                                                             with ********  Includes a web-based tool that allows
                                                             inquiry re: order status (no client software)

                                 ********                    Provides for transmission of changes for/from ILECs      ********


********    ********             ********                    Taxation                                                 ********
                                                                                                                      ********



EXHIBIT 1, P. 38 OF 48
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

     7.3  CATEGORY 3 SOFTWARE

          The term "Category 3 Software" means

APPLICATION            FUNCTION                    USE IN PROVIDING SERVICES TO MCI                           WHERE DOES
                                                                                                             THE SOFTWARE
                                                                                                                 RESIDE
                       Billing                     Rating center data files for usage rating/industry
                                                   reference data for billing

                       Ordering and Provisioning   Credit Card payment processing for the desktop



                       Ordering and Provisioning   NPA/NNX verification of local areas



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7.4  CATEGORY 4 SOFTWARE
The term "Category 4 Software" means

                                                                                                 WHERE DOES
        APPLICATION             FUNCTION                 USE IN PROVIDING SERVICES TO MCI   THE SOFTWARE RESIDE

                          Customer Utilization of       Call driver database;
                          Z-Tel Proprietary Services    provides historical data
                                                        for contacts to Z or MCI
                                                        from MCI call centers
                                                        (call purpose)

                          Ordering and Provisioning      Database supporting

                          Ordering and Provisioning      Connectivity between ILEC
                          Customer Service               and

                          Ordering and Provisioning      Address verification
                                                         software and input to
                                                         (where utilized to
                                                         generate the appropriate
                                                         tax for a jurisdiction.)

                          Billing                        Printing of customer
                                                         invoices

                          Web based Ordering and         Web server software
                          Provisioning                   (no application function)

                          Web based Ordering and         Application Server
                          Provisioning

                          Customer Utilization of        Operating system
                          Z-Tel Proprietary Services     supporting the web servers
                                                         and application servers
                                                         for customer services and
                                                         sales websites

                          Customer Utilization of
                          Z-Tel Proprietary Services

                          Customer Utilization of         Software for IVR cards
                          Z-Tel Proprietary Services

                          Customer Utilization of         Switch software
                          Z-Tel Proprietary Services

                          Customer Utilization of         Translates text to speech
                          Z-Tel Proprietary Services


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

                                                                                            WHERE DOES
 APPLICATION             FUNCTION                 USE IN PROVIDING SERVICES TO MCI     THE SOFTWARE RESIDE

 Directory Server   Customer Utilization of         Naming Services
                    Z-Tel Proprietary Services

                    Customer Utilization of         Application Server
                    Z-Tel Proprietary Services

                    Collect and rate Usage &        Calculate amounts billable to
                    Billing                         IXCs for access calling events

                    Telco Audit                     Tool utilized by Z-Tel in
                                                    providing Revenue
                                                    Assurance function and
                                                    reconciling ILEC bills








8.0      ANCILLARY SERVICES

         8.1 Separate Ancillary Services are those services provided to MCI that have a

         8.2 There are two categories of; (1) those that do not require and (2) those that do require

                  8.2.1    Pre-approval from MCI Not Required


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                  8.2.2    Preapproval from MCI is Required

                           8.2.2.1



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                                              8.1.2.1.7.1 ********

                                              8.1.2.1.7.2 ********

                                    8.2.2.1.8 ********

                                              8.1.2.1.8.1 ********

                                                8.2.2.1.9 ********

                                               8.2.2.1.10 ********

                                               8.2.2.1.11 ********

            8.2.3       Development of New Products, Processes or Software
                        8.2.3.1 Any out of scope or new work that requires development by Z-Tel will be submitted in writing by MCI.
                        8.2.3.2 Z-Tel will review the proposal and provide MCI with a detailed level of effort that includes the fixed price cost and the delivery date.
                                    8.2.3.2.1   Any changes in the original
                                                request will be evaluated by
                                                Z-Tel and the cost will be
                                                provided to MCI
                        8.2.3.3 MCI can accept, reject or request to negotiate Z-Tel's response.
                                    8.2.3.3.1   This includes any changes to the
                                                original request
                        8.2.3.4 No work will begin until both Parties agree to the terms and cost of the new work effort, and those terms shall be memorialized in a Statement of Work.
                        8.2.3.5 MCI will pay ******** of the cost before any work begins, ******** when half of the work effort is completed and the remaining ******** within 30 days after the project is completed or the product is delivered.
                                    8.2.3.5.1   The cost of all changes will be
                                                paid according to this same
                                                schedule.
                        8.2.3.6 All disputes will be referred to the Governing Body.
            8.2.4       ********

                        8.2.4.2     ********

                                    8.2.4.2.1   ********



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9.0   WHOLESALE OPERATIONS SUPPORT TEAM
      The Z-Tel Wholesale Services Support Team's (WSST) primary function is to facilitate the implementation of the wholesale relationship with MCI and to provide on-going support and leadership throughout the relationship.

    9.1  IMPLEMENTATION SUPPORT
         Implementation Support is responsible for the planning, communication and rollout of each phase of the project as defined in this Requirements Statement.

Implementation
   Support         -    Project Team assigned to each area of service
                   -    Single point of contact for escalations
                   -    Executive Committee support for unresolved issues
                   -    Logs & Tracks issues and resolution
                   -    Tracks project plan for major milestones and escalates
                        as necessary
                   -    Handles day to day tasks involved in the administration
                        of the project

9.2      ON-GOING SUPPORT
     Day to day support is provided by four organizational structures;
          ACCOUNT MANAGEMENT is the point of contact and responsible for single point of contact, managing service, resource allocations within Z-Tel and the ongoing planning with MCI;
          SERVICE DELIVERY is responsible for defining day-to-day operational processes and procedures and delivering quality service to MCI; RELEASE CONTROL is the focal point for delivering change requests related to system functionality; and
          SYSTEM MANAGEMENT is responsible for day-to-day operation of the Z-Tel systems and networks including availability, capacity and performance.

         Specific work activities and functions of these four groups are:

        Account
      Management    -    Establishes and monitors resource allocation
                    -    Provides input to MCI business and IT planning
                    -    Establishes, monitors and reports on service level and
                         performance metrics
                    -    Single Point of Contact

 Service Delivery   -    Manages service quality levels
                    -    Defines day to day operational procedures
                    -    Research and redefine business rules as needed based on
                         performance or service levels

 Release Control    -    Coordinates and plans all change requests
                    -    Logs and tracks all requests, reports on status
                    -    Prioritize change requests and approves implementation
                         schedule
                    -    Monitors testing and user approval

System Management   -    Defines processes and procedures necessary for
                         monitoring and responding to systems
                    -    Plans, communicates, schedules and implements changes
                         to production systems including ILEC Change Control
                    -    Define and implement back-up and recovery procedures


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                    -    Define and implement security procedures
                    -    Monitors system availability and capacity

9.3      GUIDANCE

          The Wholesale Operations Support Team will utilize as guidance in resolving operational problems the prioritization guidelines published in Appendix A: Priority Criteria Definitions.


10.0     GOVERNANCE
          10.1 OVERVIEW
               The purpose of this section is to describe the mechanism for the parties to work together regarding operational and planning activities connected with the Agreement. This section is not intended to constitute the process for dispute resolution. This section describes:
                    Each party's designees to govern this Agreement The communication interfaces between MCI and Z-Tel The specific roles and responsibilities of each designee

          10.2 GOVERNING BODY
               Each party will designate its own Account Executive and Account Manager who together will constitute the Governing Body. The Governing Body members are listed below:

                         Z-Tel Representatives               MCI Representatives
--------------------------------------------------------------------------------
     Account Executive
      Account Manager

     This Governing Body will meet quarterly alternating between a designated MCI and Z-Tel site. MCI will have the first meeting. The meeting agenda will be established to set direction and resolve issues, in accordance with the following:
     - Communicating MCI's business direction, goals, objectives and planning assumptions to Z-Tel as they relate to the provision of operations Services
     - Discussing site visits to other Z-Tel and MCI facilities for educational purposes
     -    Promote leadership and best practices
     -    Reviewing strategies for the upcoming contract year

          10.3 USER STEERING COMMITTEE
     The User Steering Committee will be comprised of the following representatives of each party:

                    Z-Tel Representatives                  MCI Representatives
--------------------------------------------------------------------------------
     Account Manager
Service Delivery Manager
     Release Manager
Directors from Functional
    Areas as Required


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     The purpose of this committee is to meet on an ad-hoc basis to discuss the following:
     - Issues with respect to service provision and performance metrics, and identification of actions required to resolve issues
     -    Proposed modifications to Scope of operations Services
     - MCI's business direction, goals, objectives and planning assumptions as they pertain to the Operations Services
     -    Other planned activities or topics of interest

10.4     SERVICE MANAGEMENT COMMITTEE
     The Service Management Committee will be comprised of the following representatives of each party:

                        Z-Tel Representatives                MCI Representatives
     Account Manager
Service Delivery Manager
     Release Manager
Business Owners as Required

     The purpose of this committee is to meet monthly to discuss the following:
     -    Reporting performance against the Service Level Agreement
     -    Summarizing key activities and issues for the period
     -    Highlighting significant planned events

10.5     GOVERNANCE ROLES AND RESPONSIBILITIES
     The roles and responsibilities for the following designees are:



                                   MCI & Z-TEL
DESIGNEE            RESPONSIBILITY
Account Executive   Has overall responsibility for MCI performance under the
                    Agreement Monitors Z-Tel compliance with the terms of the Agreement
                    Raises issues to Z-Tel in a timely and appropriate manner

Account Manager     Has Single Point of Contact responsibility for MCI Provides
                    Z-Tel access to appropriate IT planning and budgeting information, sales forecasts, service strategy and quality management information
                    Facilitates monthly Service Management Review meetings
                    Escalates issues to the MCI Account Executive as appropriate


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VP/ Directors, Functional   Provides feedback on IT and Operations Services
Areas                       Provides insight in regard to MCI business direction
Business Owner

OSS Support Manager         Has "specific area" responsibility for MCI
                            performance under the Agreement
                            Raises issues to the MCI Account Manager as appropriate
                            Participates in monthly Service Management meetings
                            Communicates issues in a timely manner to Z-Tel
                            Account Manager and team leads


11.0     CHANGE CONTROL PROCESS AND SERVICE MODIFICATIONS
     11.1 CHANGE CONTROL
          Either Z-Tel or MCI may submit a service modification request suggesting a change in implementation scope, service operations scope or service level commitments. Such requests shall be documented in writing. If MCI submits the request, Z-Tel will make reasonable efforts to respond with impact analysis within 30 days. If Z-Tel submits the request it shall include the Z-Tel impact analysis in writing. The change request and impact analysis will be reviewed by the Service Management Committee. This committee will be responsible for approving such requests, approving impacts to schedule, service levels or pricing, if any and prioritizing implementation timeframes for service modification requests. Upon approval, Z-Tel will implement the service modification in the approved timeframes subject to MCI's approval of any direct cost.

     11.2 SERVICE MODIFICATIONS
          Potential Service Modifications to Operations Services can be initiated by either Z-Tel or MCI. Examples of Service Modification requests are provided below:

          Change to the scope of Operations Services.
          - Either party requests the other party to add an out-of-scope application to the Operations Services
          - Either party requests the other party to perform out-of-scope services
          - Either party requests the other party to add out-of-scope developments or functionality
          -    ILEC Change requires changes in either party's systems

               The parties will negotiate any modifications, and no modifications will be implemented without the approval in writing of an MCI officer at the Vice President level or above.

     11.3 IMPLEMENTATION

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          11.3.1 Implementation Procedures and notifications associated with software deployment are addressed the Change Control Annex Document Attached to this Document as Appendix B





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12.0 REPORTING AND DATA FEEDS
     12.1 OVERVIEW

     12.2 LIST OF WHOLESALE REPORTS FOR MCI
          Refer to Exhibit 13 of the Definitive Agreement, the Operational and Financial Report document, for Report details.

     12.3 LIST OF DATA FEEDS FOR MCI




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



                                    EXHIBIT 1
                                   APPENDIX A

                          PRIORITY CRITERIA DEFINITIONS

      PROBLEM SEVERITY LEVELS: Z-Tel/MCI have defined the Service Level Agreement (SLA) response and resolution times, as well as escalation procedures for fault calls, based on the following severity levels:

      -     Priority 1 Severity, Total System Failure

      -     Priority 2, Major System Failure

      -     Priority 3, Minor System Failure

      PRIORITY 1 - TOTAL SYSTEM FAILURE

      A Total System Failure is defined as a situation in which access to any server or from any work area is denied or extremely limited as further defined below.

      A PRIORITY 1 is defined as:

      - An issue impacting ******** of a segment or production floor with no consistent or proven work-around in place.

      -     Issue that has already affected > ********K revenue impact.

      - System response time is higher than reasonably expected for the segment, relating to systems or data.

      - Issues impacting the installation of a Pilot Release, or Release to all sites.

      - Issue affecting data flow necessary to support National, Regional, Executive level reporting.

      - Any reporting issue affecting pay out, contests, and month end reports.

      -     Any issue causing potential regulatory or other legal penalties.

      - Any issue affecting training within ******** hours of a particular class joining the production floor where such classes in aggregate represent less than ******** of production time.

      - Any issue preventing data flow necessary to support national call management viewing of current call data.


      PRIORITY 2 - MAJOR SYSTEM FAILURE

      A Major System Failure is defined as a situation which meets any of the following criteria.

      A PRIORITY 2 is defined as:

      - Center and/or application or system is still operational with work-around available and ******** to ******** of users are impacted.

      - Slow time lasting more than ******** minutes for at least ********% of users. (Slow time is response time double the minimum expected response time for systems.)


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      -     Reporting problems that are affecting a center's ability to do center specific reporting.

      - Issues with Training Regions or systems that prevent reps from signing onto, or performing training exercises.

      PRIORITY 3 - MINOR SYSTEM FAILURE

      A Minor System Failure is a situation in which a limited number of user positions or servers are experiencing intermittent problems. Sufficient alternatives exist to work around the issue, but system is not functioning at optimal levels.

      A PRIORITY 3 is defined as:

      -     An issue impacting ******** to ******** of the users.

      - Application or function not working correctly and work-around is available.

      - Users have increased call-handling time or operations or support groups having to do manual fixes to correct problem as a work-around.

      - Reporting issues cause extra work for reporting teams or support groups, but numbers are available via some other means or report.


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                                    EXHIBIT 1
                                   APPENDIX B

                              Change Control Annex

CHANGE EVENT SCHEDULING

OVERVIEW

Z-Tel's Enterprise Integration and Planning (EIP) section within the Enterprise Management Center (EMC) will be responsible for all scheduling and coordination of change events for deployments to the Enterprise System. Any event relating to a change or modification that is implemented into any MCI Environment without being scheduled through the EIP section and then coordinated with MCI will be considered unauthorized deployments. Change events impacting any MCI environment must be submitted and scheduled ******** prior to deployment to the Enterprise System; this allows the event to be reviewed by both Z-Tel and the MCI Operations Release Management Group to ensure the proper coordination, impact analysis and business owner notification has been completed before deployment. MCI will be responsible for their internal business owner notification. Any scheduling conflict that arises will be discussed before implementation with the EMC and MCI Operations Release Management (ORM) Group. The Z-Tel EIP will be the responsible department for notifying MCI of all change events impacting any MCI environment. The ORM Group will also be notified via the ZTTS/Remedy ticketing integration system. MCI deployed changes or maintenance requests to the MCI data network or Client/Desktops that could impact MCI environments must also meet the above criteria. Change events originating within MCI, that are applicable to the Z-Tel Definitive Agreement, will also need to meet all the requirements outlined in this document and are required to be scheduled and coordinated with the Z-Tel EIP department within the EMC as well.

CHANGE EVENT SCHEDULING METHODS

Z-TEL'S PRODUCTION CHANGE CALENDAR

Within Z-Tel the Enterprise Production Change Calendar will be used to identify and schedule any MCI additions or modifications of software, hardware, routing or circuits. Any event that is scheduled on the Production Change Calendar will have passed the Z-Tel Quality Assurance QA) certification. This calendar will also be used to schedule one-time maintenance events. These event summaries will be emailed to the MCI ORM Group. The Production Change Template that outlines all the change details will also be completed and attached to the change control ticket that is sent across the Ticketing Integration System to Remedy.

MCI PRODUCTION CHANGE CALENDAR/TRACKER

MCI needs to insert here a brief description of the calendar here.

HTTP://ORM.MCIT.COM

Z-TEL'S PRODUCTION SYSTEMS MAINTENANCE CALENDAR

Within Z-Tel the Production Systems Maintenance Calendar will be used to identify and schedule the execution of MCI regular processes, and routine maintenance, (i.e. System


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back-up, or Regular Billing Cycle Runs). The MCI ORM Group must be notified two business days in advance to schedule and coordinate any routine maintenance within their organization. These notifications will be sent with a detailed explanation of the maintenance and any possible impact. All maintenance will take place in the already agreed upon Preferred Maintenance Windows based on the impacted system.

Z-TEL PRODUCTION SYSTEMS MAINTENANCE CALENDAR REQUIREMENTS

If MCI or Z-Tel has identified a maintenance item that is becoming a routine maintenance item the below criteria must be met to before scheduling on the Maintenance Calendar.

      1.    Minimum of ******** weeks on Production Change Calendar

      2.    Procedure Validations- no errors or problems with the event

      3.    ECC Training Documentation

      4.    Monitoring requirements, procedures and corrective actions

      5.    Notification and Escalation Lists

SCHEDULING REQUIREMENTS

Z-Tel's EIP section is notified via the use the Z-Ticket System and provided formal instructions as to what is going to take place in the production change event. The formal instructions are provided in the Production Change Information Template and the form is attached to the Z-Ticket. After the EIP has received and reviewed the event and has ensured that all scheduling requirements have been met, the Problem type will be changed to Technical Change Control and will be sent across the Ticketing Integration System to MCI.

The below spreadsheet acts as a checklist for the Change Control Scheduling Requirements, all listed requirements must be met before the EIP section will schedule and coordinate any event.

Z-TEL EIP PRODUCTION CHANGE CHECKLIST

REQUIREMENT                                  DESCRIPTION                                                             DONE
-----------                                  -----------                                                             ----
Z-Ticket#                                    ********

Table deleted pursuant to confidentiality request


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
    ********


Table deleted pursuant to confidentiality treatment request


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SCHEDULING LIFECYCLE

Day 1

********

Day 2

********

********

********

Day 3

********

********

Day 4

********


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If MCI decides to not continue with the scheduled event, the change request will be denied and sent back to the person or group requesting the change. The change will either be deferred for later scheduling or cancelled all together. If the change event was accepted and is on target for the outlined schedule MCI will provide Z-Tel notification that the event has been reviewed and that the proper notification was provided to all the impacted users.

Z-TEL CONTACT & ESCALATION INFORMATION

The Enterprise Integration and Plans Department is staffed ******** from ********

   ESCALATION LEVEL               CONTACT INFORMATION
   ----------------               -------------------
   Level 1                        ********
   Initial



   Level 2                        ********
   Delayed Response/
   Escalation


   Level 3                        ********
   Escalation



   Level 4                        ********
   Highest Level
   Escalation


MCI CONTACT & ESCALATION INFORMATION

   ESCALATION LEVEL               TITLE, CONTACT, TELEPHONE NUMBER
   ----------------               --------------------------------
   Level 1                        ********


   Level 2                        ********


   Level 3                        ********


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ZORRO DEPARTMENT CONTACT INFORMATION

   COMPANY                        DEPARTMENT CONTACT INFORMATION
   -------                        ------------------------------
   Z-TEL                          ********
   Communication





   MCI                            ********
   Communication


CRITICAL CHANGE CONTROL

Critical change control events or events with less than two days notice will only be implemented pending the approval of the Director of the EMC and CS CMR/ORM Manager outlined in the below escalation levels. All notifications and scheduling requirements must still be met prior to deployment.

Z-TEL SEVERITY (PRIORITY) 1 PRODUCTION CHANGE APPROVAL ESCALATION

   ESCALATION LEVEL               CONTACT INFORMATION
   ----------------               -------------------
   Level 1                        ********




   Level 2                        ********



MCI SEVERITY (PRIORITY) 1 PRODUCTION CHANGE APPROVAL ESCALATION

   ESCALATION LEVEL               CONTACT INFORMATION
   ----------------               -------------------
   Level 1                        ********





   Level 2                        ********





   Level 3                        ********







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Z-TEL SUPPORTED PREFERRED MAINTENANCE WINDOWS

SYSTEM/APPLICATION          MON          TUES          WEND          THURS       FRI         SAT         SUN
------------------          ---          ----          ----          -----       ---         ---         ---
********                    1:00am-      1:00am-       1:00am-       1:00am-     1:00am-     1:00am-     1:00am-
                            6:00am       6:00am        6:00am        6:00am      6:00am      6:00am      6:00am

********                                                                                                 4:00am-
********                                                                                                 6:00am

********                    1:00am-      1:00am-       1:00am-       1:00am-     1:00am-     1:00am-     1:00am-
                            6:00am       6:00am        6:00am        6:00am      6:00am      6:00am      6:00am

********                    1:00am-      1:00am-       1:00am-       1:00am-     1:00am-     1:00am-     1:00am-
                            6:00am       6:00am        6:00am        6:00am      6:00am      6:00am      6:00am

SYSTEM/APPLICATION          MON          TUES          WEND          THURS       FRI         SAT         SUN
------------------          ---          ----          ----          -----       ---         ---         ---
********                    1:00am -     1:00am -      1:00am -      1:00am -    1:00am -    1:00am -    1:00am -
                            6:00am       6:00am        6:00am        6:00am      6:00am      6:00am      6:00am

MCI SUPPORTED PREFERRED MAINTENANCE WINDOWS

CHANGE EVENT DEPLOYMENTS

After the EIP section has completed all the steps above and the change event is approved and scheduled the Enterprise Control Center (ECC) is responsible for monitoring the deployment of the change to any MCI environment until it has either been successfully implemented or rolled back.

PRE-DEPLOYMENT REQUIREMENTS

Any group or person(s) implementing the change must contact the ECC ******** prior to the implementation to ensure there are no operational emergencies that would cause problems for the deployment. If there is an operational emergency that could affect the success of the implementation the ECC reserves the right to cancel the scheduled event for a later time when no operational emergency exists.

********

DURING & POST DEPLOYMENT REQUIREMENTS


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The person(s) or group implementing the change are also required to notify the
ECC is the event has reached the rollback stage and the implementation is not successful. If a rollback is necessary the ECC will notify MCI. If for any reason the implementation is going to pass the agreed upon duration the MCI will be notified by the ECC by joining MCI's main bridge as well, especially if the implementation is reaching the one hour mark before starting business hours. If the deployment or implementation was successful an email will be sent to the appropriate MCI distribution list.

DEPLOYMENT PERFORMANCE MEASUREMENTS

MCI and Z-Tel shall manage and report on the success of any production release on ******** basis using the following criteria:

Releases/Changes installed = Total Releases

Failed (Requiring Rollbacks or not meeting the release objective) = Failed
Release

Success (Met business objective and did not cause any issues = Successful
Release

Success Rate = Success/Total

Due to operational or emergency requirements, Z-Tel may cancel an authorized or scheduled event or release at any time prior to the start of the event without penalty. Should it be necessary to terminate an authorized event prior to its scheduled completion, every effort will be made to facilitate the restoral of service.


EXHIBIT 1 (APPENDIX B), P. 8 OF 8
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                    EXHIBIT 2

            WORK PRODUCT PERFORMED IN WHOLE OR IN PART FOR MCI PRIOR
                         TO EFFECTIVE DATE OF AGREEMENT


WORK ITEM                           ********                    MCI RIGHTS                Z-TEL RIGHTS
---------                           -------------               ----------                ------------
********                         ********                        ********                 ********



EXHIBIT 2, P. 1 OF 1
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                    EXHIBIT 3

                           Z-TEL OFF-PREMISES SOFTWARE

      ********

      ********

      ********

      ********

      ********

      ********

      ********

      ********

      ********

      ********

      ********

      ********

      ********


EXHIBIT 3, P. 1 OF 1
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                    EXHIBIT 4

                            Z-TEL WHOLESALE SERVICES
                            SERVICE LEVEL AGREEMENTS
                                     (SLAs)
                                      With
                                       MCI


EXHIBIT 4, P. 1 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

PREAMBLE

1.1 Service Level Agreements (SLAs) will be put into place to ensure that both Z-Tel and MCI jointly provide quality service at the lowest cost while maximizing revenue opportunities and complying with regulatory requirements.

1.2 SLAs will be defined where the service level is objectively measurable and one Party has the clear ability to control it.

1.3 These service level agreements will be tied to the greatest extent possible to one or more of the following key objectives identified in the Requirements Statement between the Parties: quality, cost and revenue.

1.4 Both Parties will use their best efforts to provide services hereunder that are at least equal in quality and provided within the same time intervals as each Party provides to itself or to its own end user customers, but at a minimum at a level appropriate for a national common carrier class service provider.

DEFINITIONS

ACTION PLAN

An Action Plan is a plan to correct a deviation from expected performance. Each Action Plan will include a defined implementation schedule.

APPENDIX A

Appendix A to this Exhibit 4 is a matrix listing all Stabilization, Operational and Administrative SLAs.

APPENDIX B

Appendix B to this Exhibit 4 are SLA Definition sheets identifying for each SLA details regarding calculation of each specific metric.

BILL CREDITS

Bill Credits are credits that are given to MCI on a Z-Tel bill. Bill Credits may also be applied to an ILEC bill.

********

********

********

********

CURE PERIOD

Cure Period is the period of time to correct a condition where performance does not meet expectations.

DATA FEEDS

Data Feeds are the electronic delivery of predefined information.

DEFINITIVE AGREEMENT


EXHIBIT 4, P. 2 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

Definitive Agreement means the AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE between MCI and Z-Tel..

DISCONNECT

Disconnect is the submission of a Local Service Order (LSR) to an ILEC to terminate local telephone service.

ILEC

ILEC means Incumbent Local Exchange Carrier.

LOCKBOX

Lockbox is the process used to process payments.

LSR

LSR means Local Service Order.

LSR SUBMISSION

LSR Submission is the process used to submit a Local Service Order to an ILEC.

PROVISIONING

Provisioning is the process used to provide or set up service to a customer.

REJECT

A Reject is an LSR sent back from the ILEC without having been executed.

REPORTS

Reports are compilations of data prepared for management purposes.

RESPONSE TIME

Response Time is the time required for a system to reply to an inquiry or complete a function.

ROOT CAUSE ANALYSIS

Root Cause Analysis is the analysis performed to determine the actual cause of an event, condition or status.

SALES

Sales means the process used to enable customers to purchase a product.

SLA

SLA means Service Level Agreement.

SERVICE MANAGEMENT COMMITTEE


EXHIBIT 4, P. 3 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

The Service Management Committee shall consist of three representatives from each Party as designated by the individual Party. Designees shall be at a level that can generally make commitments for the Party relative to this SLA document, SLA Metrics, SLA Remedies, and SLA Adjustments/Exclusions. The Service Management Committee will meet monthly or as required to perform the functions designated in this document.

SNIP

SNIP is the process of suspending a customer's telephone service

STABILIZATION PERIOD

The Stabilization Period is the first ******** following the first day of general availability for MCI's first product rollout under the Definitive Agreement.

Stabilization Period SLAs

The Stabilization Period SLAs are the SLA measurements computed during the first ******** following the first day of general availability for MCI's first product rollout under the Definitive Agreement.

REQUIREMENTS STATEMENT

The Requirements Statement is the document that describes and defines, at a high level, the Services and Software that Z-Tel will provide to MCI so that MCI can provide its Local Wholesale (LW) Based Services to MCI customers.

TRIGGERING EVENT SLAS

Triggering Event SLAs define situations where there is a severe and immediate impact on MCI's ability to meet minimal customer service or operational requirements, such that Z-Tel's failure to meet such SLAs would permit MCI to terminate the Definitive Agreement with cause upon providing to Z-Tel the appropriate notice and opportunity to cure.

Z-NODE

The Z-Node is the combination of Z-Tel hardware and software that is used to provide some of the enhanced telephone services to be provided by Z-Tel under the Definitive Agreement.

2.0 SLA GENERIC TYPES

      There will be four (4) generic types of SLAs:

            2.1   ********

                  2.1.1    ********

                  2.1.2    ********


EXHIBIT 4, P. 4 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                  2.1.3    ********


                  2.1.4    ********

                  2.1.5    ********

                  2.1.6    ********

                  2.1.7    ********

                  2.1.8    ********

            2.2   OPERATIONAL SLAS

                  2.2.1.   ********

                           ********

                           ********

                           ********

                           ********

                  2.2.2.   ********

                           ********

                                    ********

                                    ********

                                    ********

                                    ********

                                    ********


EXHIBIT 4, P. 5 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                           2.2.2.2  ********

                                    ********

                                    ********

                                    ********

                  2.2.3.   Operational SLA Remedies

                           2.2.3.1  ********

                           2.2.3.2  ********

                                    ********

                                    ********

                                    ********

                           2.2.3.3  ********

                           2.2.3.4  ********


EXHIBIT 4, P. 6 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                           2.2.3.5 Any Significant Miss will require an Action Plan to be jointly developed by the Parties to address and, wherever possible, correct material deviations from the expected result.

                                    2.2.3.5.1   The implementation period for
                                                any Action Plan will be
                                                negotiated between the Parties
                                                based upon the circumstances
                                                involved.

                                    2.2.3.5.2   If Z-Tel fails to attain the
                                                Minimum Service Level because
                                                the same problem occurs during
                                                ********, the Parties will work
                                                together to develop a detailed
                                                root cause analysis, which shall
                                                form the basis of the Action
                                                Plan.

                           2.2.3.6  ********

                                    2.2.3.6.1   ********

                                    2.2.3.6.2   Penalties may not be utilized to
                                                ********

                                    2.2.3.6.3   ********

            2.1   TRIGGERING EVENT SLAS

                  2.3.1 Triggering Event SLAs will define situations where there is a severe impact on MCI's ability to meet minimal customer service or operational requirements.

                  2.3.2 These Triggering Event SLAs will not be in effect for the ******** following the first day of general availability for MCI's first product rollout under the Definitive Agreement.

                  2.3.3 Z-Tel's uncured failure to meet any Triggering Event SLA requirements, as stated in Section 2.3.5.1.1 below, may be deemed and designated as a "Secondary Z-Tel Triggering Event" under the terms of the Definitive Agreement.

                  2.3.4 In the event of Z-Tel's failure to meet a Triggering Event SLA requirement, MCI has the right, after a ******** for Z-Tel to cure the Triggering Event SLA miss, to terminate the Definitive Agreement immediately with cause pursuant to Section 7.2.2 of the Definitive Agreement. In addition, MCI has the right to specify steps to effect an immediate cure, including:

                           2.3.4.1 Making hardware and software upgrade requests. Through the Service Management Committee, the Parties will jointly evaluate whether MCI-suggested upgrades would be likely to bring Z-Tel's performance up to acceptable levels. If the Service Management Committee agrees to pursue such upgrades, and Z-Tel is financially unable to acquire or perform the upgrades, MCI may, at its sole option, either purchase or perform such upgrades and lend or license them to Z-Tel, or lend Z-Tel the money to purchase or perform such upgrades, with such loan to be secured by the acquired assets.


EXHIBIT 4, P. 7 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                           2.3.4.2 Requesting assignment of a joint task force group to assess and recommend the implementation of changes necessary to cure the missed Triggering Event SLA.


EXHIBIT 4, P. 8 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                  2.3.5    Triggering Event SLAs

                           2.3.5.1 Triggering Event SLAs shall be a subset of Operational SLAs as defined in Section 2.2.2 and the attached Appendix A.

                                    2.3.5.1.1   Triggering Event SLAs and their
                                                associated Triggering Event
                                                Failure Levels are as follows:

                  SLA
OPERATIONAL     METRIC
  CATEGORY        ID            OPERATIONAL SLA                   ELEMENT DESCRIPTION              TRIGGER EVENT FAILURE LEVEL
  --------        --            ---------------                   -------------------              ---------------------------
********       ********        ********                          ********                                ********

Table deleted in its entirety pursuant to a confidentiality request

EXHIBIT 4, P. 9 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                           2.3.5.2  Triggering Event SLA changes may be
                                    initiated from time to time through the
                                    Service Management Committee. However,
                                    changes to the list of Triggering Event SLAs and/or the associated Triggering Event Failure Levels shall require an amendment to this document, signed by both Parties.

                           2.3.5.3  As stated in Section 7.2.2.1 of the
                                    Definitive Agreement ("Impact Upon
                                    Triggering Event SLAs of Disagreement
                                    Regarding ********.") Notwithstanding any other provision of this Agreement, Z-Tel's failure to meet a Triggering Event SLA requirement shall not be deemed a Secondary Z-Tel Triggering Event under this Agreement, and shall not give MCI the right to terminate the Definitive Agreement for cause as described in Section 7.2.2, if Z-Tel's failure is directly caused by the decision not to use any product, service, or procedure, because MCI ******** of such product, service, or procedure, until the dispute over the ******** in question is resolved. In order to invoke this section 7.2.2.1, Z-Tel must provide timely notice, in writing, that such refusal by MCI to approve a ******** presents a substantial risk of causing Z-Tel to fail to meet the critical terms of such Triggering Event SLA. Within ******** of receiving such a notice, MCI may propose a reasonable alternative to the ******** action for which Z-Tel had requested pre-approval. If Z-Tel disagrees with the reasonableness of MCI's proposal, Z-Tel may invoke the escalation and negotiation procedures under Sections 7.27.1 and 7.27.2 of this Agreement, and if those do not result in the agreement of the Parties within ******** thereafter, Z-Tel may submit the dispute to expedited arbitration under the JAMS/Endispute procedures, with a final decision to be rendered within ********, which decision shall be binding on both Parties. Until the Parties reach agreement, or there is a final decision of the arbitrator, MCI shall not declare a Secondary Z-Tel Triggering Event or seek to terminate this Agreement for cause because of Z-Tel's failure to meet the Triggering Event SLA Term in question. Absent an order from the arbitrator, in no event will MCI's right to declare a Secondary Z-Tel Triggering Event be suspended for a total of more than ninety
                                    (90) days if MCI had proposed a reasonable alternative as described above.

            2.4   ADMINISTRATIVE SLAS

                  2.4.1. Administrative SLAs will be utilized to measure effectiveness of methods, procedures, hardware, configurations and resource alignment and identify areas for performance improvement.

                           2.4.1.1 Administrative SLAs will be developed and reported at the corporate level.

                           2.4.1.2 Administrative SLAs will be computed and applied only after the ******** following the first day of general availability for MCI's first product rollout under the Definitive Agreement.

                           2.4.1.3 Administrative SLAs are intended to provide insight on all key areas of performance.

                           2.4.1.4 All of the Administrative SLAs will be reviewed at a monthly meeting of the Service Management Committee.

                  2.4.2. Administrative SLAs subject to this Agreement are as identified in Appendix A to this Agreement, which may be updated from time to time pursuant to the process outlined in Section 7.0 of this Agreement.


EXHIBIT 4, P. 10 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                           2.4.2.1  For each Administrative SLA, the
                                    documentation in the SLA Definition Pages
                                    (Appendix B) shall identify (as
                                    appropriate):

                                                a.  a definition

                                                b.  exclusions and/or exceptions

                                                c.  performance standard(s)

                                                d.  methodology and data source

                                                e.  calculation including
                                                    numerator, denominator and
                                                    applicable periods of time

                           2.4.2.2  For each Administrative SLA the
                                    documentation shall establish performance standards.

                                    2.4.2.2.1   Service level goals incorporated
                                                into SLAs shall be oriented to
                                                supporting a standard that would
                                                sustain general commercial
                                                operations at the level of
                                                performance which Z-Tel provides
                                                to its own retail customers, but
                                                at a minimum at a level
                                                appropriate for a nationwide
                                                common carrier class service
                                                provider.

                                    2.4.2.2.2   SLA documentation shall
                                                establish an Expected Service
                                                Level for each Administrative
                                                SLA, which is the level that
                                                should be met by Z-Tel.

                                    2.4.2.2.3   SLA documentation shall
                                                establish a Minimum Service
                                                Level for each Administrative
                                                SLA, which is the minimum level
                                                that should be met by Z-Tel.

                  2.4.3    ********

                  2.4.4 Any Significant Miss of an Administrative SLA will require an Action Plan to be jointly developed by the parties to address and, wherever possible, correct material deviations from the expected result.

                           2.4.4.1  The implementation period for any
                                    Administrative SLA Action Plan will be
                                    negotiated between the Parties based upon the circumstances involved.

3.    ROLES AND RESPONSIBILITIES

      Roles and responsibilities in regard to SLAs are as stated below:

            3.1   Z-Tel Shall:

                  3.1.1 On schedules mutually agreed upon by Z-Tel and MCI, measure and report to MCI on Z-Tel's performance as it relates to those SLA performance categories identified in this Exhibit 4.

                  3.1.2 Use best efforts to promptly resolve all system and service delivery matters as they pertain to the SLAs identified in this Exhibit 4 and applicable to the services supported and managed by Z-Tel.


EXHIBIT 4, P. 11 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

            3.2   MCI Shall:

                  3.2.1 Use Z-Tel Technology and equipment in accordance with the feature and functionality descriptions.

                  3.2.1    Provide workstation and system security.

                  3.2.2    Provide any underlying data in a timely fashion.

                  3.2.3 Not create any queries and/or executables that will perform any functions targeted at blocking access to or interfering with components provided to them by Z-Tel.

                  3.2.4 Not create mechanisms to generate fictitious customer service records (e.g., orders, trouble tickets, SNIPS, billing errors, outages, etc.) as a method of sampling Z-Tel compliance with SLAs except as agreed to between the Parties.

            3.3 Z-Tel and MCI will conduct SLA Review Meetings on a monthly or other mutually agreed upon basis, to review performance data and to develop performance improvement plans where needed.

4.0   REPORTING.

      Unless otherwise specifically provided herein:

            4.1 During the Stabilization Period the Parties will further define the details of how, when and the manner in which each specific SLA will be measured, reported and tracked.

            4.2 After completion of the Stabilization Period, as soon as reasonably practical after each calendar month-end, but not to exceed ******** after the end of a calendar month, each Party shall report to the other Party the actual service levels for the previous calendar month for all SLAs specified in this
                  Exhibit 4.

            4.3 Reporting formats and media shall be proposed by each Party and agreed upon by the other Party within ******** after the Service Commencement Date.

5.0   EXCLUSIONS

            5.1 Notwithstanding exclusions contained in the normal calculation of individual SLAs as described in Section 2.2.2.1 above, Z-Tel may exclude from the determination of its actual performance of any applicable Service Level the period of time for which any of the conditions set forth below ("Exclusions") adversely affect Z-Tel's ability to meet such Service Levels.

                  5.1.1. Outages for maintenance or the installation, upgrade or replacement of equipment or software that are scheduled and executed within the maintenance windows agreed to by Z-Tel and MCI, and other times agreed upon in advance by MCI. Z-Tel will schedule with MCI, at least two ******** in advance where possible, any additional scheduled maintenance requiring system downtime for system software upgrades.


EXHIBIT 4, P. 12 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                  5.1.2. Outages for maintenance or installation, upgrade or replacement of equipment or software that are scheduled and executed by ILECs.

                  5.1.3. Any transactions excluded by mutual written agreement of Z-Tel and MCI and as documented in this document or the SLA Details sheet (Appendix B).

                  5.1.4. If an event described in Section 7.29 of the Definitive Agreement (Force Majeure) or a special request by MCI causes a particular service or application to become unavailable for use, the relevant period for the event shall be subtracted from the applicable SLA measurements. Nonetheless, Z-Tel shall notify MCI in advance if Z-Tel knows of a situation where an event or special request will cause the unavailability of the application.

                  5.1.5. Problems adversely affecting the delivery of Services and resulting from components (hardware, software, systems, network, switch failures, switch tape failures and other related failures), for which MCI (or any third party engaged by or acting on behalf of MCI) is operationally and administratively responsible, will not be considered in calculating the applicable SLA measurements. Nonetheless, Z-Tel shall notify MCI in advance if Z-Tel knows of a situation where problems with components for which MCI is responsible will cause a stoppage or delays of Z-Tel Services.

                  5.1.6. Problems adversely affecting the delivery of Services and resulting from components (hardware, software, systems, network, switch failures, switch tape failures and other related failures), which are outside the control of Z-Tel or its affiliates and ********, will not be considered in calculation of the applicable SLA measurements. Nonetheless, Z-Tel shall notify MCI in advance if Z-Tel knows of a situation where problems with components provided by third parties, other than its affiliates ********, will cause a stoppage or delay of Z-Tel Services.

                  5.1.7. Problems related to a prioritization or reprioritization of tasks or incidents by MCI where Z-Tel has notified MCI in advance that such prioritization (or lack of prioritization in the case of incidents) or reprioritization may affect SLAs.

                  5.1.8. Delays due to non-receipt or late receipt of MCI input, where the non-receipt or late receipt was beyond the control of Z-Tel.

                  5.1.9. Temporary exclusions from Service Level Agreement performance measurements requested by Z-Tel, and approved in writing by MCI, to implement major changes in applications, environments, conversions, or systems software.

            5.2 Within ******** of providing Reports under Section 4.0 of this SLA Agreement, Z-Tel will provide written notice along with a reasonable explanation of any Exclusions pertaining to ******** as described in Section 5.1 which have been incorporated into that month's reports.

                  5.2.1 Both parties will work in good faith to resolve any differences of opinion as they relate to the appropriateness and accuracy of Exclusions as described in Section 5.1 above.


EXHIBIT 4, P. 13 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

6.0   SUSPENSION OF SLA REMEDIES

            6.1 Z-Tel will be entitled to rely on monthly forecasts in providing the Services hereunder.

                  6.1.1 During the first six months of operations under this Agreement, any MCI forecast that understates its actual demands for Z-Tel services in the aggregate (i.e., all states combined for residential and small business service) by more than ******** during the second month of the forecast period shall relieve Z-Tel of its duty to fully perform in accordance with the applicable Triggering Event or Operational SLAs for that month, provided that Z-Tel has made reasonable efforts to respond to any updated forecast, taking into consideration the time that the forecast was updated.

                  6.1.2 After the first six months of operations under this Agreement, any MCI forecast that understates its actual demands for Z-Tel services in the aggregate (i.e., all states combined for residential and small business service) by more than ******** during the second month of the forecast period shall relieve Z-Tel of its duty to fully perform in accordance with the applicable Triggering Event or Operational SLAs for that month provided that Z-Tel has made reasonable efforts to respond to any updated forecast, taking into consideration the time that the forecast was updated.

7.0   SERVICE LEVEL AGREEMENT CHANGE PROCESS

            7.1 New SLAs may be added or substituted or existing SLAs may be modified or deleted, through the process set forth in this Section.

                  7.1.1 It is the intent of the Parties to maintain a fair, reasonable, attainable, accurate, meaningful, and consistent measurement of Z-Tel's performance of Services.

                  7.1.2 Relative to the above standard, all SLAs will be reviewed at least annually.

                  7.1.3 Impelling Events. Events or changes that materially affect delivery of services by either Party could initiate the need to delete or modify existing SLAs or add new SLAs. Such events and changes may include: the Parties' planning processes, changes in MCI's business (e.g., business requirements, changes in volumes), regulatory requirements, changes in ILEC methods and procedures, vendor changes in methods and procedures, and audit requirements.

            7.2 SLA Change Process. Changes to SLAs will only be effected through the following SLA Change Process.

                  7.2.1 Service Level Agreement Change Assessment. Upon identifying the need to add, delete or modify any SLA, Z-Tel or MCI shall prepare a written analysis that supports the SLA change (a "Service Level Agreement Change Proposal") and submit it to the other Party.

                  7.2.2 The Parties shall then review the Service Level Agreement Change Proposal and the receiving Party shall have ******** to respond with an assessment of the ramifications of the request (e.g., cost impacts, impact on business, etc.).

                  7.2.3 All Service Level Agreement Change Proposals must be mutually agreed upon through the Service Management Committee before any SLAs are added, deleted or modified. If the Service Management Committee is unable to reach consensus on any proposed Service Level Agreement change, the Parties will attempt to resolve the matter pursuant to the escalation procedures in Section 7.27 of the Definitive Agreement.


EXHIBIT 4, P. 14 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                  7.2.4 Any new SLAs will not be enforced until three full months of regular production has been achieved.

                  7.2.5 Additionally, by mutual agreement, major change initiatives as determined by the Service Management Committee may cause the suspension of one or more SLAs for a period of one to three months after implementation of the major change. During this suspension period the involved service level(s) will be pursued on a best efforts basis.



Agreed to by the Parties, as signified below:


MCI WORLDCOM Communications, Inc.          Z-Tel Communications, Inc.



By ________________________________        By __________________________________


___________________________________        _____________________________________
Print Name                                 Print Name


___________________________________        _____________________________________
Title                                      Title


___________________________________        _____________________________________
Date                                       Date


EXHIBIT 4, P. 15 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                   EXHIBIT 4-A

ID  OPERATIONAL SLA          ELEMENT DESCRIPTION                EXPECTED           MINIMUM         MEASUREMENT SOURCE   SEV LVL
-------------------------------------------------------------------------------------------------------------------------------
********                      ********                           ********            ********       ********            ********
-------------------------------------------------------------------------------------------------------------------------------



EXHIBIT 4-A, P. 1 OF 5
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

ID  OPERATIONAL SLA          ELEMENT DESCRIPTION                EXPECTED           MINIMUM         MEASUREMENT SOURCE   SEV LVL
-------------------------------------------------------------------------------------------------------------------------------
********                 ********                                ********            *******        *******              *******
-------------------------------------------------------------------------------------------------------------------------------

Information on this page and the following 3 pages has been omitted pursuant to a confidentiality treatment request


EXHIBIT 4-A, P. 2 OF 5
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

ID  OPERATIONAL SLA          ELEMENT DESCRIPTION                EXPECTED           MINIMUM         MEASUREMENT SOURCE   SEV LVL
-------------------------------------------------------------------------------------------------------------------------------
********                      ********                           ********            ********            ********       ********
-------------------------------------------------------------------------------------------------------------------------------


EXHIBIT 4-A, P. 3 OF 5
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

ID  OPERATIONAL SLA          ELEMENT DESCRIPTION                EXPECTED           MINIMUM         MEASUREMENT SOURCE   SEV LVL
-------------------------------------------------------------------------------------------------------------------------------
********                      ********                           ********            ********            ********       ********
-------------------------------------------------------------------------------------------------------------------------------


EXHIBIT 4-A, P. 4 OF 5
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

ID  OPERATIONAL SLA          ELEMENT DESCRIPTION                EXPECTED           MINIMUM         MEASUREMENT SOURCE   SEV LVL
-------------------------------------------------------------------------------------------------------------------------------
********                      ********                           ********            ********            ********       ********
-------------------------------------------------------------------------------------------------------------------------------


EXHIBIT 4-A, P. 5 OF 5
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

"This page and the following 28 pages have been omitted in their entirety pursuant to a confidentiality treatment request."




EXHIBIT 4-B, P. 1 OF 28
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

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
                                    EXHIBIT 5
                      Z-TEL BLANKET AGENCY AGREEMENT LETTER
                           For LOCAL SERVICE PROVIDERS

I am an official of MCI Communications Inc. ("MCI") and am authorized to commit my company to the conditions stated herein:

1. MCI will not submit any inquiries, requests or orders for service to Z-Tel without legally adequate authorization and verification of the customer to which such inquiries, requests or orders are connected.

2. The agreement between MCI and the End User provides that the MCI is solely responsible for representing the end user in all requests relating to local service. The agreement between MCI and the End User holds the End User responsible to MCI for all charges incurred on the End User's behalf for local service. However, MCI is responsible to Z-Tel for all charges that may be incurred in connection with service requests for End Users regardless of whether the End User meets payment responsibilities to MCI.

3. Unless agreed to in writing by both parties, the End User will deal directly with MCI on all inquiries concerning their Local Service. This may include, but is not limited to, billing, repair, directory listings, and number portability.

4. Z-Tel is authorized to release all information regarding the End User's local service to MCI.

5. This Agreement shall continue in effect unless canceled by prior written notice by Z-Tel or MCI thirty (30) days prior to the effective date of cancellation. Cancellation shall not release or limit any matters occurring prior to the cancellation of this Blanket Agency Agreement.



---------------------------------------------
Signature of Officer

---------------------------------------------
Title of Officer

---------------------------------------------
Company Name


--------------------------------------------------------------------------------
EXHIBIT 5, P. 1 OF 1
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                    EXHIBIT 6
                           ********  ESCROW AGREEMENT

      This ******** Escrow Agreement (this "Agreement"), dated as of the __ day of March, 2002 (the "Execution Date"), by and among MCI WORLDCOM Communications, Inc., a Delaware corporation with offices at 701 South 12th Street, Arlington, Virginia 22202 ("MCI"), Z-Tel Communications, Inc., a Delaware corporation having its principal place of business at 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33692 ("Z-Tel"), and [BANK NAME], as escrow agent ("Escrow Agent") (collectively the "Parties" or individually, a "Party").

                                    RECITALS

      WHEREAS, the term "Incumbent Local Exchange Carrier" or "ILEC" means, with respect to an area, the local exchange carrier that (A) on the date of enactment of the Telecommunications Act of 1996, provided telephone exchange service in such area; and (B)(i) on such date of enactment, was deemed to be a member of the exchange carrier association pursuant to Section 69.601(b) of the Federal Communication Commission's regulations (47 C.F.R. sec 69.601(b)); or (ii) is a person or entity that, on or after such date of enactment, became a successor or assign of a member described in clause (i);

      WHEREAS, Z-Tel and MCI have entered into a certain Agreement for Wholesale Telephone Exchange Services, Z-Node Services, Ancillary Services and Technology License by and between MCI and Z-Tel dated March__, 2002 (the "Definitive Agreement");

      ********

      WHEREAS, the Escrow Agent has agreed to act as escrow agent under this Agreement.

      NOW THEREFORE, the Parties, intending to be legally bound hereby, agree as follows:
      1.    ESCROW FUND.

            (a) On the Execution Date, Escrow Agent shall create an account to be known as the "Z-Tel Account" into which MCI and/or Z-Tel shall from time to time deposit certain funds as set forth in the Definitive Agreement (said funds and additions thereto, as increased by any earnings thereon and as reduced by any disbursements, amounts withdrawn under Section 3(i), or losses on investments, the "Escrow Fund").

            ********

--------------------------------------------------------------------------------
EXHIBIT 6, P. 1 OF 6
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

            ********

            (d) Each month, Escrow Agent shall promptly remit to MCI any interest or other earnings in the Escrow Fund in excess of $50,000. For the avoidance of doubt, amounts in any segregated account or accounts for ******** established pursuant to Section 1(b) of this Agreement shall not be included in this calculation or remitted to MCI.

            (e) Escrow Agent hereby agrees to act as escrow agent and to hold and safeguard the Escrow Fund in an interest-bearing account and to make disbursements from the Escrow Fund solely pursuant to the express terms and conditions hereof.

            (f) Any and all amounts deposited by MCI into the Escrow Fund shall
********

      2. TERMINATION OF ESCROW. This Agreement shall terminate on the last day of the seventh month following the termination of the Definitive Agreement. The Escrow Agent shall on such date pay and distribute the amounts remaining in the Escrow Fund, if any, to MCI. For the avoidance of doubt, amounts in any segregated account or accounts for ******** established pursuant to Section 1(c) of this Agreement shall not be distributed to MCI.

      3. DUTIES OF ESCROW AGENT.

            (a) Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

            (b) Escrow Agent shall not be liable for damages, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agent. Without limiting the foregoing, Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Fund, or any loss of interest incident to any such delays.

            (c) Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the



--------------------------------------------------------------------------------
EXHIBIT 6, P. 2 OF 6
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE undersigned representative of any Party that is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that Party unless written notice to the contrary is delivered to Escrow Agent.

            (d) Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

            (e) Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and has only possession thereof. Any payments of income from this Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The Parties will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification, or non-resident alien certifications. This Section 3(e) and Section 3(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

            (f) Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.

            (g) Escrow Agent shall not be called upon to advise any Party as to the wisdom in selling or retaining or taking or refraining from taking any action with respect to any securities or other property deposited hereunder.

            (h) Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Fund to any successor Escrow Agent jointly designated by the other Parties in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is 30 days after the date of delivery of its written notice of resignation to the other Parties. If at that time Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrow Fund until receipt of a designation of successor Escrow Agent or MCI's written disposition instruction or a final non-appealable order of a court of competent jurisdiction.

            (i) MCI shall pay Escrow Agent compensation (as payment in full) for the services to be rendered by Escrow Agent hereunder in the amount of $_______ at the time of execution of this Agreement and agree to reimburse Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by Escrow Agent in performance of its duties hereunder. Any such compensation and reimbursement to which Escrow Agent is entitled shall be borne solely by MCI. MCI shall be entitled to all interest, earnings, or other additions to the Z-Tel Account other than amounts in any segregated account or accounts for non-MCI ILEC Fees established pursuant to Section 1(c) of this Agreement. Escrow Agent shall not have a right of setoff against the Escrow Fund, it being understood by the Parties that Escrow Agent shall have no obligation to disburse funds from the Escrow Fund unless and until it has been paid in full.

            (j) No printed or other matter in any language (including, without limitation, prospectuses, notices, reports and promotional material) that mentions Escrow Agent's name or the rights, powers, or duties of Escrow Agent shall be issued by the other Parties or on such Parties' behalf unless Escrow Agent shall first have given its specific written consent thereto.

      4. LIMITED RESPONSIBILITY. This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or


--------------------------------------------------------------------------------
EXHIBIT 6, P. 3 OF 6
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE obligations shall be read into this Agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other Parties except this Agreement.

      5. NOTICES. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt) provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a Party may designate by notice to the other Parties):

      6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

      7. SECTION HEADINGS. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

      8. WAIVER. The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

      9. EXCLUSIVE AGREEMENT AND MODIFICATION. This Agreement and the Definitive Agreement supersede all prior agreements among the Parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by MCI, Z-Tel and Escrow Agent.

      10. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflicts of law principles.

                     [Remainder of page intentionally blank]



--------------------------------------------------------------------------------
EXHIBIT 6, P. 4 OF 6
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

            IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.
                                          MCI


                                          By:
                                             ---------------------------
                                          Title:
                                                ------------------------



                                          [Z-TEL]


                                          By:
                                             ---------------------------
                                          Title:
                                                ------------------------


                                          [BANK]


                                          By:
                                             ---------------------------
                                          Title:
                                                ------------------------



--------------------------------------------------------------------------------
EXHIBIT 6, P. 5 OF 6
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                    EXHIBIT 7
                              INVOICE DOCUMENTATION

Charge Type             Required Invoice Information
-----------             ----------------------------
All Invoices            Contract Reference
                        Purchase Order Number (where applicable to be provided
                        by MCI)
                        Time Period

Software License Fee    Number of Residential Lines (by State)
                        Number of Commercial Lines (by State)
                        Software License Fees at ******** per Line
                        2002 Software License Fee Total
                        Cumulative Software License Fee Total
                        ANI detail to support line counts including State, ILEC,
                        install, and disconnect dates

Line Fees               Number of Residential Lines (by State)
                        Number of Commercial Lines (by State)
                        Number of Lines billed at $.********
                        Number of Lines billed at $.********
                        Number of Lines billed at $.********
                        ANI detail to support line counts including State, ILEC,
                        install, and disconnect dates

$1.5M Monthly Minimum   Software License Fee
                        Line Fee
                        Plus/Minus Carry-forward / Gross-up
                        Minus Amortization of Prepayment

Z-Node Service Fee      Number of LW Based Voice Mailboxes
                        (first) and associated minutes
                        Number of LW Based Voice Mailboxes
                        (incremental) and associated minutes
                        Minutes billed at $.********
                        Minutes billed at $.********
                        Minutes billed at $.********
                        ANI detail

ZNode Headcount         Name
                        Job Code/Project Code
                        Position
                        Function
                        Salary
                        ********
                        ********

--------------------------------------------------------------------------------
EXHIBIT 7, P. 1 OF 2
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

Charge Type               Required Invoice Information
-----------               ----------------------------
********                  Migration Orders Submitted
                          New Orders Submitted
                          Change Orders Submitted
                          Trouble Tickets Submitted
                          Escalation Tickets Submitted
                          ******** Cost per Order/Ticket


********                  Laser Printing (First Images)
                          Laser Printing (Second Images)
                          Inserts (#)
                          Manual Processing (#)
                          Technical Support (Hours)
                          Rate per Invoice (First & Second Images
                          Rate per Insert
                          Rate for Manual Processing (per bill)
                          Rate per Hour for Techical Support

Access Fees (billed to
MCI)*                     Minutes by State
                          Rates by State




* Access Charges may be billed on separate invoices.


--------------------------------------------------------------------------------
EXHIBIT 7, P. 2 OF 2
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                    EXHIBIT 8
                        SOFTWARE RESTRICTIONS FLOW-DOWNS

                                    ********

  page omitted in its entirety pursuant to a confidentiality treatment request

--------------------------------------------------------------------------------
EXHIBIT 8, P. 1 OF 1
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                    EXHIBIT 9

                           PREFERRED ESCROW AGREEMENT

                      Account Number ______________________


This agreement ("Agreement") is effective March ____, 2002 among DSI Technology Escrow Services, Inc. ("DSI"), Z-Tel Communications, Inc. ("Depositor") and MCI WORLDCOM Communications, Inc. ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as the parties ("Parties").


A. Depositor and Preferred Beneficiary have entered into an Agreement for Wholesale Telephone Exchange, Z-Node Services, Ancillary Services and Technology License, effective March____, 2002, regarding, in part, certain proprietary technology of Depositor ******** (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of such technology except under certain limited circumstances.

C. The availability of such technology is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to such technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access to certain of such technology materials of Depositor ********.

E. The Parties desire this Agreement to be supplementary to the License Agreement pursuant to the United States Bankruptcy Code, specifically 11 USC
Section 365(n).


ARTICLE 1  --  DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the Parties, Depositor shall deliver to DSI the proprietary technology, ******** and other materials ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.



--------------------------------------------------------------------------------
EXHIBIT 9, P. 1 OF 9
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the Parties regarding the status of the account as required in Section 2.2 below.


1.3 Deposit Inspection. When DSI receives the Deposit Materials and Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will
(a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.5   Depositor's Representations.  Depositor represents as follows:

      a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

      b. With respect to all of the Deposit Materials, ********, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement, including but not limited to the right of DSI or Preferred Beneficiary to conduct a verification of Deposit Materials as provided in Section 1.6;

      c. The Deposit Materials are not subject to any lien or other encumbrance;

      d. The Deposit Materials consist of the proprietary technology, ******** and other materials identified either in the License Agreement or Exhibit A, as the case may be; and

      e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.


--------------------------------------------------------------------------------
EXHIBIT 9, P. 2 OF 9
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

1.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any Deposit Materials. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials not less frequently than on a monthly basis during the term of the License Agreement and any related transition period. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and Depositor shall sign the new Exhibit B. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.


ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility that is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the Parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal. (See Section 7.5 below for notices of requested orders.)

2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

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EXHIBIT 9, P. 3 OF 9
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

ARTICLE 3  --  GRANT OF RIGHTS TO DSI

3.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the Deposit Materials are written or stored. However, this transfer does not include the ownership of the proprietary and ******** and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer the Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section
4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.



ARTICLE 4  -- RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, "Release Condition" shall mean the occurrence of a "Triggering Event" as described in the License Agreement.


4.2 Filing For Release. If Preferred Beneficiary determines, in its sole discretion, that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and demand delivery of the Deposit Materials (the "Release Instruction") in the form of Exhibit D hereto. DSI shall provide a copy of the Release Instruction to Depositor via certified mail, return receipt requested, or by commercial express mail.

4.3 Release of Deposit. Upon receipt of the Release Instruction from Preferred Beneficiary, DSI shall have no obligation to determine independently whether a Release Condition has occurred. DSI shall further have no right to refuse to release the Deposit Materials to Preferred Beneficiary. If Depositor disputes DSI's release of the Deposit Materials, Depositor and Preferred Beneficiary shall resolve the dispute as provided in the License Agreement. Regardless


--------------------------------------------------------------------------------
EXHIBIT 9, P. 4 OF 9
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE of whether Depositor disputes DSI's release of the Deposit Materials, DSI is authorized and directed by Depositor and Preferred Beneficiary to release the Deposit Materials to the Preferred Beneficiary upon receipt of the Release Instruction. However, DSI is entitled to receive any fees due DSI before making the release. This Agreement will terminate upon the release of the Deposit Materials held by DSI.

4.4 Return of Deposit. During the term of this Agreement, upon dispute resolution pursuant to the License Agreement requiring the Deposit Materials to be returned to Depositor, Preferred Beneficiary shall deliver the Deposit Materials, and all copies thereof, in accordance with the order issued as a result of dispute resolution, and shall certify in writing to Depositor that Preferred Beneficiary has no copies of the Deposit Materials in Preferred Beneficiary's possession.

4.5 Right to Use Following Release. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials as expressly provided in the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials as provided by the License Agreement.


ARTICLE 5  --  TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) DSI instructs Depositor and Preferred Beneficiary in writing that the Agreement is terminated for nonpayment in accordance with Section 5.2 or by resignation in accordance with Section 5.3. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all Parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all Parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Termination by Resignation. DSI reserves the right to terminate this Agreement, for any reason, by providing Depositor and Preferred Beneficiary with 60-days' written notice of its intent to terminate this Agreement. Within the 60-day period, the Depositor and Preferred Beneficiary may provide DSI with joint written instructions authorizing DSI to forward the


--------------------------------------------------------------------------------
EXHIBIT 9, P. 5 OF 9
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

Deposit Materials to another escrow company and/or agent or other designated recipient. If DSI does not receive said joint written instructions within 60 days of the date of DSI's written termination notice, then DSI shall destroy, return or otherwise deliver the Deposit Materials in accordance with Section 5.4.

5.4 Disposition of Deposit Materials Upon Termination. Subject to the foregoing termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 4.4.

5.5 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

      a.    Depositor's Representations (Section 1.5);

      b.    The obligations of confidentiality with respect to the Deposit
            Materials;

      c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

      d.    The obligation to pay DSI any fees and expenses due;

      e.    The provisions of Article 7; and

      f. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.




ARTICLE 6  --  DSI'S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. The Preferred Beneficiary and not the Depositor shall pay such fees. DSI shall notify the party responsible for payment of DSI's fees at least 60 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.



--------------------------------------------------------------------------------
EXHIBIT 9, P. 6 OF 9
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.


ARTICLE 7  --  LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

7.3 Dispute Resolution. In the event of a dispute between Depositor and Preferred Beneficiary pursuant to a release under Article 4, Depositor and Preferred Beneficiary shall resolve such dispute pursuant to the License Agreement. In the event of any other dispute relating to or arising from this Agreement, DSI may submit the matter to any court of competent jurisdiction in an interpleader or similar action. Any and all costs incurred by DSI in connection therewith, including reasonable attorneys' fees and costs, shall be borne 50% by each of Depositor and Preferred Beneficiary. DSI shall perform any acts ordered by any court of competent jurisdiction, without any liability or obligation to any party hereunder by reason of such act.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from any court of competent jurisdiction that may direct DSI to take, or refrain from taking any action, that party shall:

      a.    Give DSI at least two business days' prior notice of the hearing;

      b. Provide in any such order that, as a precondition to DSI's obligation, DSI must be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

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EXHIBIT 9, P. 7 OF 9
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

      c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.


ARTICLE 8  -- GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes Exhibits described herein, embodies the entire understanding among the Parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written, provided that as between Depositor and Preferred Beneficiary, this Agreement is not intended nor shall be construed to supercede the License Agreement, except for those obligations of Depositor and/or Preferred Beneficiary to DSI. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the Parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not be signed.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the Parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the Parties to notify each other as provided in this Section in the event of a change of address. The Parties shall have the right to rely on the last known address of the other Parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the Parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.


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EXHIBIT 9, P. 8 OF 9
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

8.5 Regulations. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.













____________________________________     _____________________________________
Depositor                                Preferred Beneficiary
By: ________________________________     By: _________________________________
Name:_______________________________     Name:________________________________
Title:______________________________     Title:_______________________________
Date:_______________________________     Date:________________________________






                  DSI Technology Escrow Services, Inc.

                  By:_______________________________________

                  Name:_____________________________________

                  Title:____________________________________

                  Date:_____________________________________


--------------------------------------------------------------------------------
EXHIBIT 9, P. 9 OF 9
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                   EXHIBIT 9-A

                            MATERIALS TO BE DEPOSITED

                      Account Number ______________________


Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:























_____________________________________    ____________________________________
Depositor                                Preferred Beneficiary

By: _________________________________    By: ________________________________
Name:________________________________    Name:_______________________________
Title:_______________________________    Title:______________________________
Date:________________________________    Date:_______________________________


--------------------------------------------------------------------------------
EXHIBIT 9-A, P. 1 OF 1
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                   EXHIBIT 9-B

                            DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name _______________________________________________________

Account Number _______________________________________________________________

Deposit Materials:____________________________________Version_________________
(Product Name will appear as the Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:
Quantity    Media Type & Size            Label Description of Each Separate Item

______      Disk 3.5" or ____
______      DAT tape ____mm
______      CD-ROM
______      Data cartridge tape ____
______      TK 70 or ____ tape
______      Magnetic tape ____
______      Documentation
______      Other ______________________

TECHNOLOGY DESCRIPTION:
Environment___________________________________________________________________

DEPOSIT MATERIAL INFORMATION:
Is the media or are any of the files encrypted? Yes/No If yes, please include any passwords and the decryption tools.
Encryption tool name ___________________________________ Version _____________
Hardware required ____________________________________________________________
Software required ____________________________________________________________
Other required information ___________________________________________________

I certify for DEPOSITOR that the          DSI has inspected and accepted the
above described Deposit Materials         above materials (any exceptions
have been transmitted to DSI:             are noted above):

Signature _______________________         Signature __________________________
Print Name ______________________         Print Name _________________________
Date ____________________________         Date Accepted ______________________
                                          Exhibit B# _________________________


    Send materials to: DSI, 9265 Sky Park Ct., Suite 202, San Diego, CA 92123
                                 (858) 499-1600


--------------------------------------------------------------------------------
EXHIBIT 9-B, P. 1 OF 1
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                   EXHIBIT 9-C

                               DESIGNATED CONTACT

                      Account Number ______________________

Notices, deposit material returns and
communications to Depositor              Invoices to Depositor should be
should be addressed to:                  addressed to:

Company Name:_________________________   ___________________________________
Address:______________________________   ___________________________________
        ______________________________   ___________________________________
        ______________________________   ___________________________________
Designated Contact:___________________   Contact:___________________________
Telephone:____________________________   ___________________________________
Facsimile:____________________________   P.O.#, IF REQUIRED:________________
E-mail:  _____________________________   E-mail:____________________________
Verification Contact:_________________


Notices and communications to            Invoices to Preferred Beneficiary
Preferred Beneficiary should be          should be addressed to:
addressed to:

Company Name:_________________________   ___________________________________
Address:______________________________   ___________________________________
        ______________________________   ___________________________________
        ______________________________   ___________________________________
Designated Contact:___________________   Contact:___________________________
Telephone:____________________________   ___________________________________
Facsimile:____________________________   P.O.#, IF REQUIRED:________________
E-mail:  _____________________________   E-mail:____________________________
Verification Contact:_________________

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.







Contracts, Deposit Materials and           Invoice inquiries and fee remittances
notices to DSI should be addressed to:     to DSI should be addressed to:



--------------------------------------------------------------------------------
EXHIBIT 9-C, P. 1 OF 2
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

DSI Technology Escrow Services, Inc.     DSI Technology Escrow Services, Inc.
Contract Administration                  PO Box 45156
9265 Sky Park Court, Suite 202           San Francisco, CA  94145-0156
San Diego, CA 92123
Telephone:  (858) 499-1600               (858) 499-1636
Facsimile:    (858) 694-1919             (858) 499-1637
E-mail:  ca@dsiescrow.com

Date:_________________________________


--------------------------------------------------------------------------------
EXHIBIT 9-C, P. 2 OF 2
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                   EXHIBIT 9-D
                      TECHNOLOGY ESCROW RELEASE INSTRUCTION

To:   DSI Technology Escrow Services, Inc.

From: MCI WORLDCOM Communications, Inc.

Re:   Z-Tel/MCI Technology Escrow

The undersigned certifies, on behalf of MCI WORLDCOM Communications, Inc., that a Primary Z-Tel Triggering Event has occurred within the meaning of the Agreement For Wholesale Telephone Exchange Services, Z-Node Services, Ancillary Services And Technology License dated _____________ between Z-Tel Communications, Inc. and MCI WORLDCOM Communications, Inc. That event is
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


OR

The undersigned certifies, on behalf of MCI WORLDCOM Communications, Inc., that a Secondary Z-Tel Triggering Event has occurred within the meaning of the Agreement For Wholesale Telephone Exchange Services, Z-Node Services, Ancillary Services And Technology License dated _____________ between Z-Tel Communications, Inc. and MCI WORLDCOM Communications, Inc. That event is
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


The undersigned also certifies, on behalf of MCI WORLDCOM Communications, Inc., that MCI has tendered to Z-Tel in immediately available funds the amount of $_________, representing the difference between $50 million and the amount previously paid by MCI to Z-Tel in Software License Fees.

The undersigned demands, on behalf of MCI WORLDCOM Communications, Inc., the immediate release of the Technology Escrow Materials to MCI.

MCI WORLDCOM Communications, Inc.


By:_______________________________

Title:____________________________

Date:_____________________________



--------------------------------------------------------------------------------
EXHIBIT 9-D, P. 1 OF 1
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                   EXHIBIT 10
                      TECHNOLOGY ESCROW RELEASE INSTRUCTION

To:   DSI Technology Escrow Services, Inc.

From: MCI WORLDCOM Communications, Inc.

Re:   Z-Tel/MCI Technology Escrow

The undersigned certifies, on behalf of MCI WORLDCOM Communications, Inc., that a Primary Z-Tel Triggering Event has occurred within the meaning of the Agreement For Wholesale Telephone Exchange Services, Z-Node Services, Ancillary Services And Technology License dated _____________ between Z-Tel Communications, Inc. and MCI WORLDCOM Communications, Inc. That event is
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

OR


The undersigned certifies, on behalf of MCI WORLDCOM Communications, Inc., that a Secondary Z-Tel Triggering Event has occurred within the meaning of the Agreement For Wholesale Telephone Exchange Services, Z-Node Services, Ancillary Services And Technology License dated _____________ between Z-Tel Communications, Inc. and MCI WORLDCOM Communications, Inc. That event is
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

The undersigned also certifies, on behalf of MCI WORLDCOM Communications, Inc., that MCI has tendered to Z-Tel in immediately available funds the amount of $_________, representing the difference between ******** and the amount previously paid by MCI to Z-Tel in Software License Fees.



The undersigned demands, on behalf of MCI WORLDCOM Communications, Inc., the immediate release of the Technology Escrow Materials to MCI.



MCI WORLDCOM Communications, Inc.



By:_________________________________

Title:______________________________

Date:_______________________________



--------------------------------------------------------------------------------
EXHIBIT 10, P. 1 OF 1
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                   EXHIBIT 11

                                    MCI MARKS


                  Logos:
                  MCI
                  ********

                  Word Marks:
                  MCI
                  ********


--------------------------------------------------------------------------------
EXHIBIT 11, P. 1 OF 1
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                   EXHIBIT 12
            SUBSCRIPTION, PREEMPTIVE RIGHTS, AND REGISTRATION RIGHTS
                                    AGREEMENT

         THIS SUBSCRIPTION, PREEMPTIVE RIGHTS, AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this ____ day of __________, 2002, by and between Z-Tel Technologies, Inc. (the "Company"), a Delaware corporation, and MCI WORLDCOM Communications, Inc., a Delaware corporation ("MCI") (collectively the "Parties").

                                   WITNESSETH:

         WHEREAS, the Company desires to issue shares of the Company's common stock, which trade on Nasdaq under the symbol (ZTEL) (the "Common Stock") to MCI and MCI desires to subscribe to shares of Common Stock from the Company in accordance with the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I
                                  SUBSCRIPTION

1.       SUBSCRIPTION AND ACCEPTANCE

         On the terms and subject to the conditions set forth in this Agreement, MCI hereby subscribes for and agrees to purchase, and the Company hereby agrees to issue and sell to MCI, 1,000,000 shares of the Common Stock at a price per share equal to $ 2.33 (the "Subscription Shares"). Upon execution of this Agreement by the Company and MCI, MCI will pay an amount equal to $2,330,000.00, and the Company will promptly issue the Subscription Shares to MCI and cause the delivery to MCI of one or more certificates representing the Subscription Shares.

2.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY Z-TEL

         The Company does hereby represent, warrant, acknowledge and agree that:

                  2.1 Due Incorporation and Authority. The Company is a company duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being heretofore conducted or as contemplated by the various agreements between the Parties.


EXHIBIT 12, P. 1 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                  2.2 Qualification. The Company and each of its subsidiaries is duly qualified or otherwise authorized to transact business and is in good standing in each jurisdiction in which such qualification is required by law or in which the failure so to qualify or be authorized could have material adverse effect on the properties, business, prospects, results of operations or financial condition of the Company and the subsidiaries.

                  2.3. SEC Filings. The Company's filings with the Securities Exchange Commission when filed were accurate in all material respects and fairly presented the Company's outstanding capital stock, including the options and other securities exercisable for, convertible into or exchangeable for capital stock of the Company.

                  2.4 Authority to Execute and Perform Agreement. The Company has the full power and authority to enter into, execute and deliver this Agreement, and to issue and deliver the Subscription Shares and to incur and perform fully its obligations provided for herein, all of which have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery hereof by MCI) is the valid and binding obligation of the Company enforceable in accordance with its terms.

                  2.5 No Breach. The execution, delivery and performance of this Agreement and each other agreement and instrument contemplated hereby by the Company and the consummation of the transactions contemplated hereby will not (i) violate any provision of the certificate of incorporation of the Company; (ii) require the Company to obtain any consent, approval, authorization or action of, or make any filing with or give any notice to, any governmental body or any other person; (iii) violate, conflict with or result in the breach of any of the terms and conditions of, result in a material modification of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, commitment or other binding arrangement (each, a "Contract") to which the Company is a party or by or to which the Company or any of its properties is or may be bound or subject, or result in the creation of any Lien upon any of the properties of the Company pursuant to the terms of any such Contract;
         (iv) violate any applicable order, judgment, injunction, award, decree or writ naming the Company, or binding upon the Company or upon its securities, properties or businesses; (v) violate any law applicable to the Company; or (vi) result in the creation of any lien on the Subscription Shares.

                  2.6 Valid Issuance. The Subscription Shares, when issued and delivered pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

                  2.7 Exempt Offering. The offer and sale of the Subscription Shares in the manner contemplated by this Agreement will be exempt from the registration requirements


EXHIBIT 12, P. 2 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE
         of the Securities Act of 1933, as amended; and it is not necessary to qualify an indenture in respect of the Subscription Shares under the Trust Indenture Act of 1939, as amended.

3.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY MCI

         MCI does hereby represent, warrant, acknowledge and agree that:

                  3.1 Information About the Company. MCI has received and reviewed all of the information concerning the Company that MCI considers to be material in making an investment decision regarding the Common Stock and the Company. MCI has had access to the books and records of the Company and to its officers, directors, and other representatives for the purpose of obtaining and verifying such information. MCI has had a full and fair opportunity to meet with officers, directors and other representatives of the Company and to ask questions and receive answers regarding the business of the Company and its financial condition and results of operations, status and prospects, risk factors, contingencies and uncertainties and any other matters of concern to MCI about the Company as MCI believes necessary or appropriate to assist in an evaluation of the merits and risks of investing in the Common Stock. All material documents and information pertaining to the Company and an investment therein as may have been requested were made available to MCI.

                  3.2 Restricted Securities. The Subscription Shares have not been registered under the Securities Act of 1933, as amended ("Securities Act"), or under any state securities law and, accordingly, the Subscription Shares constitute "restricted securities" under federal and state securities laws and may not be offered for sale, sold, pledged or otherwise distributed or encumbered unless (1) a registration statement with respect to the Subscription Shares is effective, or (2) a transactional exemption from registration applies to the disposition. The Company has no present or foreseeable intention of registering the Subscription Shares and has a duty to effect such a registration only as set forth in this Agreement.

                  3.3 Purchase for Investment. The Subscription Shares are being acquired solely for MCI's own account, for investment, and not with a view to, or in connection with, any resale or distribution in violation of the securities registration requirements of applicable federal or state securities laws. MCI has no contract, understanding or arrangement with any person to sell, transfer or pledge to such person, or anyone else, any of the Subscription Shares, and has no present plan or intention to enter into any such contract, understanding or arrangement.

                  3.4 Legend. A legend in substantially the following form will be placed on the certificates evidencing the Subscription Shares, in addition to any legends required by any of the securities laws of any state:

                  The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities act of any state. The securities may not be sold or offered for sale in the absence of an effective registration statement for the securities under the Securities Act of 1933, as


EXHIBIT 12, P. 3 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE
                  amended, and such state laws as may be applicable, or an opinion of counsel satisfactory to the company that such registration is not required.

                                   ARTICLE II
                                PREEMPTIVE RIGHTS

If, any time during the three year period commencing on the date of this Agreement, the Company shall issue any Common Stock or any debt or equity securities convertible into or exchangeable for Common Stock ("Additional Securities"), then, subject to the last sentence of this paragraph, the Company shall offer to MCI an opportunity to purchase from the Company, at the same price, for the same consideration, and on the same terms and subject to the same conditions as are applicable to purchases by others, such number of Additional Securities as are necessary for MCI to maintain its then-current "percentage equity ownership interest" in the Company. MCI shall have the right, but not the obligation, to accept any such offer in whole or in part. Upon commencement of such issuance, the Company shall present to MCI in writing the terms and conditions of such issuance, along with a calculation showing the number of Additional Securities to which MCI is entitled to subscribe. Upon receipt of such offer, MCI will have fifteen (15) calendar days in which to exercise its rights under this Article II, by written notice to the Company. If MCI does not exercise its rights with respect to such issuance within such fifteen (15) days, then those rights will expire with respect to that issuance of Additional Securities. This Article II shall not apply to (i) any issuance pursuant to the Company's equity participation plans, or (ii) the exercise of one or more warrants, options, conversion rights, exchange rights, or similar rights (A) existing as of the date of this Agreement, (B) issued pursuant to the Company's equity participation plans, (C) issued pursuant to agreements or rights existing as of the date of this Agreement or (D) associated with any Additional Securities. For the purposes of this Agreement the phrase "percentage equity ownership interest" means the percentage of the outstanding Common Stock represented by the Subscription Shares and any securities purchased pursuant to this Article, assuming the full conversion, exchange and exercise of all outstanding securities of the Company that are directly or indirectly convertible into, exchangeable for or exercisable for Common Stock.

                                   ARTICLE III
                               REGISTRATION RIGHTS

1.       DEFINITIONS

         1.1      For the purposes of this Article III:

                  "Affiliate" means affiliate, as that term is defined under Rule 144.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Preemptive Shares" means shares of Common Stock acquired pursuant to the rights set forth in Article II hereof or pursuant to any exercise or conversion of securities acquired pursuant to the rights set forth in article II hereof.


EXHIBIT 12, P. 4 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                  "Registrable Securities" means the Subscription Shares and the Preemptive Shares, and any shares of Common Stock issued upon any stock split, stock dividend, recapitalization, distribution, conversion or exchange of or with respect to such shares until, in the case of any share, (i) it no longer is held by MCI, or (ii) it is saleable by MCI pursuant to Rule 144(k) without any volume limitation applicable thereto.

                  "Registration Expenses" means all fees and expenses relating to a Registration Statement incident to the performance of or compliance with this Agreement by the Company, including without limitation (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) in compliance with securities or "blue sky" laws (including without limitation reasonable fees and disbursements of counsel for the underwriters or MCI in connection with "blue sky" qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, may designate)), (ii) printing expenses (including printing of prospectuses if required), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of independent certified public accountants of the Company (including the reasonable expenses of any special audit and "comfort" letters required by or incident to such performance), (vi) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc., if any, (vii) Securities Act liability insurance if the Company so desires such insurance, (viii) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities by the Company are then listed, and (ix) fees and expenses of all other persons retained by the Company; provided, however, that Registration Expenses will not include underwriting discounts and commissions relating to the offer and sale of Registrable Securities, all of which shall be borne by MCI.

                  "Registration Statement" means any registration statement under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including without limitation the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means the shares of equity securities of the Company outstanding from time to time.


EXHIBIT 12, P. 5 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                  "Underwritten Offering" means a distribution, registered pursuant to the Securities Act, in which securities of the Company are sold to an underwriter for reoffering to the public.

         1.2 Whenever a number or percentage of Registrable Securities is to be determined hereunder, each then-outstanding Share that is exercisable to purchase, convertible into or exchangeable for shares of capital stock of the Company will be deemed to be equal to the number of shares of Common Stock for which such Share (or the security into which such Share is then convertible) is then so purchasable, convertible or exercisable.

2.       PIGGYBACK REGISTRATION

         2.1 If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of any class of Shares (other than a registration statement (i) on Form S-4, S-8 or any successor form thereto or (ii) filed solely in connection with an offering made solely to employees of the Company, whether or not for its own account), then the Company will give written notice of such proposed filing to MCI promptly, but in any event at least 15 calendar days before the anticipated filing date.

         2.2 (a) Such notice will offer MCI the opportunity to register such amount of Registrable Securities for sale, in the same manner as the manner in which the shares to be registered in such Registration Statement are to be offered, as MCI may request (a "Piggyback Registration"). Subject to Section 2.3 of this Article, the Company will include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein.

                  (b) MCI will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

                  (c) The Company will be responsible for all Registration Expenses related to such Piggyback Registration.

         2.3 Priority on Piggyback Registration.

                  (a) The Company will cause the managing underwriter or underwriters of a proposed Underwritten Offering to include Registrable Securities on the same terms and conditions as other shares of Common Stock, if any, included therein.

                  (b) Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a statement in writing to the Company to the effect that the total amount of securities proposed to be included in such offering is such as to adversely affect the success of such offering, the number of Registrable Securities included in such offering shall be reduced, to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters, and any securities to be excluded shall come (i) first, pro rata, on the basis of the number of shares proposed to be


EXHIBIT 12, P. 6 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE registered, from the Registrable Securities proposed to be registered and from securities proposed by other participating selling shareholders, if any, who are to offer shares on a "piggyback" basis in such offering, and (ii) after all such securities are excluded, from the shares to be offered by the Company and any shareholder or shareholders on whose behalf the secondary registration was initiated, in accordance with the agreement of such parties.

3.       OTHER AGREEMENTS

         3.1 Restrictions on Sale of Registrable Securities. MCI agrees, and will confirm such agreement in writing if so requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an Underwritten Offering, not to effect any public sale or distribution of any of the Company's Shares (except as part of such Underwritten Offering), including a sale pursuant to Rule 144, during the 90-calendar day period (or such shorter period applicable to any officer, director or 5% or greater shareholder in connection with any underwritten public offering, without regard to any exception to such agreement granted by the managing underwriter or underwriters; provided that any such exceptions shall not exceed 500,000 shares in the aggregate) beginning on the effective date of the Registration Statement in connection with an Underwritten Offering.

         3.2 Registration Procedures. In connection with the Company's registration obligations pursuant to this Agreement, the Company will:

                  (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form available under the Securities Act for the sale of the Registrable Securities by MCI in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to MCI copies of all such documents proposed to be filed, and will provide MCI a reasonable period of time to review and comment on such documents (or have counsel do the same);

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the required period, if any; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented;

                  (c) Notify MCI promptly (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration


EXHIBIT 12, P. 7 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or that is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and
(vi) of any Company determination that a post-effective amendment to a Registration Statement would be appropriate; provided that MCI shall cease using such Prospectus or amendment or supplement thereto immediately upon receipt of written notice from the Company as to the matters in (ii), (iii), (iv), (v) and
(vi) above;

                  (d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest reasonably possible moment;

                  (e) Furnish to MCI, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested);

                  (f) Deliver to MCI, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by MCI in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

                  (g) Register or qualify or cooperate with MCI in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (i) qualify generally to do business or pay taxes in any jurisdiction in which it is not then so qualified or so required or (ii) take any action


EXHIBIT 12, P. 8 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE that would subject it to general service of process in any such jurisdiction in which it is not then so subject;

                  (h) Cooperate with MCI to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as are reasonably requested by MCI;

                  (i) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States except as may be required solely as a consequence of the nature of MCI's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (j) Upon the occurrence of any event contemplated by Section 3.2(c)(v) or 3.3(c)(vi) of this Article, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (k) Use its commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

                  (l) Make available for inspection by a representative of MCI, and any attorney or accountant retained by MCI, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquires of regulatory authorities, or (iii) disclosure of such records, information or documents, in the opinion of counsel to such person, is otherwise required by law (including without limitation pursuant to the requirements of the Securities Act); and

                  (m) Comply with applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 1l(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act)


EXHIBIT 12, P. 9 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month period.

         3.3 Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

         3.4 Discontinuation of Sales. Upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3.2(c)(ii), (iii), (v) or (vi) of this Article III, MCI will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until MCI's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.2(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

         3.5 Rules 144 and 144A. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and will cooperate with MCI (including without limitation by making such representations as MCI may reasonably request), all to the extent required from time to time to enable MCI to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rules 144 and 144A (including without limitation the requirements of Rule 144A(d)(4)). Upon the request of MCI, the Company will deliver to MCI a written statement as to whether it has complied with such filing requirements.

         3.6 Underwritten Registrations. If any Piggyback Registration is an Underwritten Offering, the Company will have the right to select the investment banker or investment bankers and managers to administer the offering.


4.       INDEMNIFICATION

4.1 Indemnification by the Company. The Company will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, MCI, the officers, directors and agents and employees of MCI, and each person who controls MCI (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, but only arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any Preliminary prospectus, or


EXHIBIT 12, P. 10 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES,
ANCILLARY SERVICES AND TECHNOLOGY LICENSE arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by MCI expressly for use therein; provided, however, that the Company will not be liable to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A) (i) MCI failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or
(B) such untrue statement or alleged untrue statement or such omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and MCI thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

         The rights of MCI hereunder will not be exclusive of its rights under any other agreement or instrument. Nothing in such other agreement or instrument will be interpreted as limiting or otherwise adversely affecting MCI hereunder and nothing in this Agreement will be interpreted as limiting or otherwise adversely affecting MCI's rights under any such other agreement or instrument, provided, however, that no indemnified Party will be entitled hereunder to recover more than its indemnified Losses.

         4.2 Indemnification by MCI. In connection with any Registration Statement in which MCI is participating, MCI will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and will severally indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act), from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is finally judicially determined to have been contained in any information so furnished in writing by MCI to the Company expressly for use in such Registration Statement or Prospectus and relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of MCI hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses and underwriter's discounts and commissions) received by MCI upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         4.3 Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall give prompt notice to the Party from which such indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any action or proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the


EXHIBIT 12, P. 11 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

Indemnifying Party will not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced materially by such failure. All fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the Indemnified Party, as incurred, within five calendar days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder). The Indemnifying Party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Article IV, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

         4.4 Contribution. If the indemnification provided for herein is unavailable to an Indemnified Party under Section 4.1 or 4.2 of this Article in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, will, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a Party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such Party in connection with any action or proceeding.

         The Parties agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section, MCI will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by MCI and distributed to the public exceeds the amount of any damages which MCI has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


EXHIBIT 12, P. 12 OF 14
AGREEMENT FOR WHOLESALE TELEPHONE EXCHANGE SERVICES, Z-NODE SERVICES, ANCILLARY SERVICES AND TECHNOLOGY LICENSE

         The provisions of this Article IV will survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by MCI or any termination of this Agreement.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

         1.1 Principles of Interpretation.

                  (a) As used in this Agreement, the term "person" means any natural person, corporation, partnership, firm, joint venture, association, joint stock company, trust, unincorporated association, Governmental Body or other entity.

                  (b) The words "herein"," "hereof" and "hereunder," and words of like import, shall refer to this Agreement as a whole and not to any particular provision hereof.

                  (c) All pronouns and any provisions thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively. Unless otherwise expressly provided, the words "includes" and "including" do not limit the preceding words or terms and shall be deemed to be followed by the words "without limitation."

                  (d) The headings in and titles of this Agreement are intended solely for convenience of reference and shall be given no effect in the interpretation of this Agreement.

                  (e) The Parties knowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto, regardless of which Party was generally responsible for the preparation of this Agreement.

         1.2 Notices. Any notice or other communication required or permitted hereunder shall be sent pursuant to the procedures set forth in the Agreement for Wholesale Telephone Exchange Services, Z-Node Services, Ancillary Services and Technology License dated March __, 2002 between the Parties.

1.3 Waivers and Amendments: Non-Contractual Remedies: Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by both of the Parties hereto or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof of the exercise of any other such right


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power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any Party may otherwise have at law or in equity. The rights and remedies of any Party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement or any documents delivered pursuant to this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement or any documents delivered pursuant to this Agreement (or in any other agreement between the Parties) as to which there is no inaccuracy or breach.

         1.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to its conflicts of laws principles.

         1.5 Counterparts This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF, the undersigned have executed this SUBSCRIPTION, PREEMPTIVE RIGHTS, AND REGISTRATION RIGHTS Agreement as of the day and year first written above.



Dated: ____________________________ , 2002


MCI WORLDCOM Communications, Inc., a Delaware corporation

By:__________________________________

Name:________________________________

Its:_________________________________





Z-TEL TECHNOLOGIES, INC., a Delaware corporation



By:__________________________________

Name:________________________________

Its:_________________________________



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                                   Exhibit 13

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      This exhibit consisting of 10 pages is omitted in its entirety pursuant to a confidential treatment request.


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                                   EXHIBIT 14
                       DISASTER RECOVERY/DATA BACKUP PLAN

BACK UP MANAGEMENT PLAN

        DAILY
     -    Use Jukebox Systems Output to determine tape status.
     -    Always leave one full tape in Jukebox
     -    Remove for archive second full tape (normally slot 1)
     -    Rotate tapes so oldest tape is in slot 1 and the rest are in sequence
     -    Record status changes in hard copy log

        WEEKLY
     -    Hold tapes minimum 48 hours before moving off site
     -    Maintain five tapes in scratch status for each drive
     -    Move tapes off site to maintain above criteria

The current labeling scheme uses pool/host name and tape serial number

TAPE MANAGEMENT AND ROTATION PLAN

-    The week runs Saturday - Friday
-    Each library is subdivided into 5 weekly sections
-    On Friday, all tapes of the previous week would be removed
     -    The new week's tapes would be inserted and initialized
     -    Service picks up that week's tapes on Friday afternoon
     -    Leaves the tapes for 2 weeks later
-    Two week's of tape are always on site
     -    Current week and the following week
-    Daily procedure: ensure at least one empty tape in each drive
-    Courier transports the 63 tape set and that set will stay intact


TAPE LIBRARY WEEKLY SECTION SIZE

-    Section size will be expanded as necessary (monitored weekly)
-    Current number of tapes per week


EXHIBIT 14, P. 1 OF 1
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ANCILLARY SERVICES AND TECHNOLOGY LICENSE
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                                   EXHIBIT 14
                                    APPENDIX


BACKUP AND RECOVERY STRATEGY PLAN

     A. Operational Support System - Primary Database Server


     OVERVIEW:

     Z-Tel's Operational Support System (OSS) primary database server backup strategy is designed to recover the database up to the point-in-time of a failure. Examples of recoverable failures include software failure, media failure, user errors, and permanent loss of hardware. In the case of a software failure, is able to fully recover itself. will easily "roll-forward" uncommitted transactions to bring a database up to the point in time just prior to failure. Media failures are defined as physical storage failures, which potentially can destroy the database's data files. User errors are errors where incorrect is executed and large amounts of data are modified incorrectly. The final type of failure is a permanent hardware failure or more commonly referred to as a catastrophic system failure.

     BACKUP STRATEGY:

     The OSS database backup strategy is implemented using full and transactional database backup schemes. The first step in the process is to execute the full database backup on a daily basis. This backup method contains a snapshot of the entire database at the time the backup completes and is our baseline for a system restore in the event of a failure. The second type of backup that occurs on this system is the transaction log backup. This type of backup migrates into a file all the database changes that have occurred since the most recent backup. It then clears the completed


EXHIBIT 14 (APPENDIX), P. 1 OF 5
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transactions from the database's online transaction log files. The frequency of the transaction log backup is once every two hours. Figure 1 is the backup timeline.

                         [DAILY BACKUP TIMELINE CHART]



     PHYSICAL IMPLEMENTATION:

     The physical infrastructure for the database backup is designed for high speed, large amounts of data, and backup system scalability. The database backup runs over a dedicated gigabit Ethernet network to a backup server with parallel RAID disk arrays. The system throughput average is 34MB per second. These backup files on the backup server are then migrated from disk to a four-drive parallel DLT tape array. During scheduled maintenance periods, the DLT tapes are removed, labeled, cataloged, and shipped offsite by the tape librarian. Figure 2 is the physical layout of the backup network.


EXHIBIT 14 (APPENDIX), P. 2 OF 5
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                   [OSS PRODUCTION BACKUP SYSTEM FLOW CHART]


     RESTORE TECHNIQUES:

     Depending on the nature of a specific failure, there are multiple different restore techniques. For a storage failure example, we follow a four-step restore process. First of all, we backup the current transaction log. Second, we correct the specific storage failure by regenerating the failed array with replacement spare disks. Third, if necessary, we run the full database restore from the full database backup and apply transaction logs until all transaction log backups have been applied. The second type of failure, user error, is addressed with a slightly different technique. The exact solution will depend upon the


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severity of the data corruption. If a severe degree of data has been corrupted, the same process as the storage failure will be followed. If a small percentage of data has been corrupted, up to the point-in-time prior to data corruption we restore to a second server the entire database. This restore process is accomplished by following three steps. First, we restore the database from the prior full database backup. Second, we restore transaction logs up to the point-in-time just prior to the data corruption incident. Lastly, we export the non-corrupted data and import it into the production database. The third type of failure is catastrophic hardware failure. In this scenario we repair or replace the specific failed component. This may require building out a completely new server. Once the repaired server is brought online, the Server database will automatically "roll-forward" up to the point-in-time of the failure.


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     RESTORE TIMES:

     The restore times for each restore scenario are influenced by many variables. Variables that directly impact the time to restore include: number of transaction logs to restore, the total size of the transaction logs, and the specific hardware being used. This table displays the average amount of time for the two basic types of database restores.

            RESTORE TYPE                        TIME TO RESTORE

           Average 160 GB                         1 hr 35 min
            Full Database

           Average 1.5 GB                         12 - 15 min
           Transaction Log


     FUTURE KEY STRATEGIES:

     Moving forward, we are aggressively committed to improving backup and restore performance and reliability. We have several key technologies in varying research and development stages in order to bring backup and restore performance to the 100MB/s level. Technologies such as jumbo gigabit Ethernet, iSCSI, jumbo 10 gigabit Ethernet, and the latest solid state disk technology are all expected in the near future. Additionally, we are moving forward in replacing our single backup system with multiple, higher-capacity, higher-performance parallel backup systems. This includes larger caches, faster processors, and newer tape technologies.



EXHIBIT 14 (APPENDIX), P. 5 OF 5
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ANCILLARY SERVICES AND TECHNOLOGY LICENSE

                                   Exhibit 1
                                  Appendix C-1

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This exhibit consisting of 5 pages has been omitted in its entirety pursuant to a confidentiality treatment request.
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
                                   Exhibit 1
                                  Appendix C-2

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This exhibit consisting of 4 pages has been omitted pursuant to a confidentiality treatment request.

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